                                  ZENITH LIFE
                                ZENITH LIFE ONE
                                ZENITH LIFE PLUS
                            ZENITH LIFE EXECUTIVE 65
                            ZENITH SURVIVORSHIP LIFE
                              ZENITH FLEXIBLE LIFE

                       Supplement dated November 13, 1995
                        to Prospectus dated May 1, 1995

  New England Variable Life Insurance Company (the "Company") is a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). The New England and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995. If the merger is consummated, the Company will become a direct or indirect wholly-owned subsidiary of MetLife. The Company is not expected to be affected by the merger except to the extent that assets of The New England may be transferred to the Company in connection with consummation of the merger.

                              ZENITH FLEXIBLE LIFE

  Under "Toll-Free Numbers" on page A-44, the correct toll-free number for sub-account transfers or premium reallocations is 1-800-200-2214.

                            NEW ENGLAND ZENITH FUND

                     Supplement dated November 13, 1995 to
                          Prospectus dated May 1, 1995

BACK BAY ADVISORS MONEY MARKET SERIES     WESTPEAK VALUE GROWTH SERIES
BACK BAY ADVISORS BOND INCOME SERIES      WESTPEAK STOCK INDEX SERIES
BACK BAY ADVISORS MANAGED SERIES          DRAYCOTT INTERNATIONAL EQUITY SERIES
LOOMIS SAYLES AVANTI GROWTH SERIES        ALGER EQUITY GROWTH SERIES
LOOMIS SAYLES SMALL CAP SERIES            VENTURE VALUE SERIES
LOOMIS SAYLES BALANCED SERIES             CAPITAL GROWTH SERIES

  New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

  TNE Advisers, Inc. ("TNE Advisers"), investment adviser to each Series of New England Zenith Fund (the "Fund") except the Capital Growth Series, is a wholly-owned subsidiary of The New England. The New England owns the sole general partner of New England Investment Companies, L.P. ("NEIC") and a majority of the limited partnership interest in NEIC. NEIC is the owner of a majority limited partnership interest in the Capital Growth Series' investment adviser, Capital Growth Management Limited Partnership. Also, the subadvisers of nine Series of the Fund are currently wholly-owned subsidiaries of NEIC. These subadvisers are Back Bay Advisors, L.P., Loomis Sayles & Company, L.P., Westpeak Investment Advisors, L.P. and Draycott Partners, Ltd. The subadvisers of the remaining two Series offered through this prospectus are not affiliated with The New England or NEIC.

VL-101-95

  The merger of The New England into MetLife is being treated, for purposes of the Investment Company Act of 1940 (the "Act"), as an "assignment" of the existing advisory agreements for each Series and of the subadvisory agreements of the nine Series that have NEIC subsidiaries as subadvisers. Under the Act, such an "assignment" will result in an automatic termination of these agreements. The subadvisory agreements for the other two Series terminate automatically, by their terms, upon any termination of TNE Advisers' advisory agreement with the Fund. Thus, those subadvisory agreements will also terminate at the time of the merger.

  Prior to the merger, shareholders of the Series will be asked to approve new investment advisory and subadvisory agreements, intended to take effect at the time of the merger. The new agreements are expected to be substantially identical to the existing agreements. Prior to the shareholder vote regarding the new agreements, a proxy statement describing them in more detail will be sent to those Policy Owners who are entitled to give instructions as to how shares of the Series should be voted.

                               ----------------

DRAYCOTT INTERNATIONAL EQUITY SERIES

  Draycott Partners, Ltd. ("Draycott") serves as subadviser to the Draycott International Equity Series (the "Series"). Draycott's parent, NEIC, has agreed to sell Draycott to Cursitor Holdings Ltd. U.K. ("Cursitor"). The sale is expected to occur in late December, 1995. Under the Act, the sale will constitute a change in control of Draycott, which will terminate the current subadvisory agreement between Draycott and TNE Advisers. Cursitor, headquartered at 66 Buckingham Gate, London SW1E 6AU, England, is an investment advisory holding company that had approximately $9.4 billion under management at September 30, 1995.

  Subsequent to the acquisition of Draycott by Cursitor, Cursitor itself is expected to be acquired by Alliance Capital Management, L.P. ("Alliance"). This transaction would result in Draycott becoming a wholly-owned subsidiary of a new entity, Cursitor Alliance LLC, in which Alliance would own a 93% interest. Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. If consummated, the transaction would constitute a further change in control of Draycott, which would again terminate the subadvisory agreement between Draycott and TNE Advisers.

  No changes in the Series' investment objective or policies, or in the portfolio management personnel responsible for the Series' day-to-day investment management, are contemplated in connection with either transaction. Before either transaction is effected, shareholders of the Series will be asked to approve new subadvisory agreements intended to take effect in the event the transactions are consummated. The new subadvisory agreements are expected to be identical in substance to the existing subadvisory agreement. Prior to the shareholder vote regarding the new subadvisory agreements, a proxy statement describing them in more detail will be sent to those Contract Owners who are entitled to give instructions as to how shares of the Series should be voted.

                               ----------------

ALGER EQUITY GROWTH SERIES

  The trustees of the Fund have approved a new investment advisory agreement between the Fund and TNE Advisers and a new subadvisory agreement between TNE Advisers and Fred Alger Management, Inc. ("Alger"), both relating to the Alger Equity Growth Series (the "Series") of the Fund. The new advisory and subadvisory agreements would increase the fee rates payable by the Series to TNE Advisers and payable by TNE Advisers to Alger, effective May 1, 1996. The annual rate of the fee payable by the Series to TNE Advisers under the new advisory agreement would be 0.75% of the Series' average daily net assets, as compared to the current fee rate of 0.70%. The annual rate of the fee payable by TNE Advisers to Alger under the new subadvisory agreement would be 0.45% of the first $100,000,000 of the Series' average daily net assets, 0.40% of the next $400,000,000 of such assets and 0.35% of such assets in excess of $500,000,000. A meeting of the Series' shareholders will be held for the purpose of voting to approve or disapprove the new agreements. The new agreements will not take effect unless they are approved by vote of the Series' shareholders at the meeting. A proxy statement describing the new agreements in more detail will be sent in advance of the meeting to those Policy Owners who are entitled to give instructions as to how shares of the Series should be voted at the meeting.

  Effective January 1, 1996, TNE Advisers will modify the expense deferral arrangement that currently applies to the Series by raising the expense limit from 0.85% to 0.90% of the Series' net assets. Pursuant to the expense deferral arrangement, TNE Advisers defers those operating expenses (other than brokerage costs, interest, taxes and extraordinary expenses) in excess of the expense limit until a subsequent year, if any, when total expenses are less than the limit. (See "Expense Deferral Arrangement" under the section of the prospectus entitled "Management.")

                               ----------------

LOOMIS SAYLES SMALL CAP SERIES

  The following information reflects changes in the investment management and policies of the Loomis Sayles Small Cap Series (the "Series"):

  Jeffrey C. Petherick, Vice President of Loomis, Sayles & Company, L.P. ("Loomis Sayles") and New England Zenith Fund, and Mary Champagne, Vice President of Loomis Sayles, have day-to-day management responsibility for the Series. Mr. Petherick has co-managed the Series since its inception. Mr. Petherick was an investment manager at Masco Corporation prior to joining Loomis Sayles in 1990. Ms. Champagne has co-managed the Series since July 1995. Prior to joining Loomis Sayles in 1993, Ms. Champagne served as a portfolio manager at NBD Bank for 10 years.

  Loomis Sayles manages the Series by investing primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Loomis Sayles seeks to build a core small cap portfolio of solid growth companies' stock with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks.

                               ----------------

VENTURE VALUE SERIES

  Selected/Venture Advisers, L.P., sub-adviser to the Venture Value Series (the "Series"), changed its name to Davis Selected Advisers, L.P. ("Davis Selected") on October 1, 1995. Venture Advisers, Inc. is the sole general partner of Davis Selected, which, in turn, is controlled by Shelby M. C. Davis.

  Shelby M. C. Davis, a director of Venture Advisers, Inc. since 1968, was primarily responsible for the day-to-day management of the Series from its inception through September, 1995. Since October 1995, Mr. Davis and Christopher C. Davis have co-managed the Series. Christopher C. Davis is a Portfolio Manager at Davis Selected and a director of Venture Advisers, Inc. and has been employed by Davis Selected since 1989.

                           NEW ENGLAND VARIABLE LIFE
                               INSURANCE COMPANY

                   Variable Ordinary Life Insurance Policies
                                   Issued by
                  New England Variable Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

  This prospectus describes individual Variable Ordinary Life Insurance Policies (the "Policies") offered by New England Variable Life Insurance Company ("NEVLICO"), a stock life insurance company that is a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England").

  Each Policy provides lifetime insurance protection for the insured named in the Policy, as long as required scheduled premium payments are made when due. The Policy provides for the payment of scheduled premiums until age 100. Under certain circumstances, however, the Policy Owner may not be required to pay a scheduled premium to keep the Policy in force on a premium paying basis. The Policy also allows the Policy Owner to make unscheduled payments, subject to certain restrictions.

  A Policy Owner may choose one form of death benefit ("Option 1") which remains fixed in the amount initially selected or a second form ("Option 2") which may vary daily with the net investment experience of one or more mutual fund portfolios. Under both death benefit options, the death benefit will never be less than the face amount specified in the Policy provided that required scheduled premium payments are made when due. (See "Loan Provision" for the effect of an "excess policy loan" on the Policy.) The Policy provides a net cash value while the insured is living. The cash value of the Policy generally increases with the payment of each premium and varies daily with the investment experience of the mutual fund portfolios. There is no guaranteed minimum cash value for investments in the mutual fund portfolios.

  The Policy Owner may cancel the Policy during the "free look" period. As of the "investment start date", the first net scheduled premium for the Policy, plus any unscheduled payment made, will be allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part I of the application is signed or 10 days after NEVLICO mails the Notice of Withdrawal Right. Thereafter, the Policy's cash value will be invested according to the instructions of the Policy Owner.

  Each Policy Owner may allocate the net scheduled premiums and net unscheduled payments for his or her Policy among one or more of the 16 investment sub-accounts of NEVLICO's Variable Life Separate Account (the "Variable Account") or NEVLICO's Fixed Account, after certain deductions have been made. Each sub-account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Value Growth Series, the Loomis Sayles Avanti Growth Series, the Loomis Sayles Small Cap Series, the Alger Equity Growth Series*, the Loomis Sayles Balanced Series*, the Venture Value Series* and the Draycott International Equity Series* of the New England Zenith Fund; the Equity-Income Portfolio, Overseas Portfolio and High Income Portfolio of the Variable Insurance Products Fund ("VIP Fund"); and the Asset Manager Portfolio of the Variable Insurance Products Fund II ("VIP Fund II").
--------
* (subject to any necessary state insurance department approvals).

  SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE OUT OF THE FIXED ACCOUNT.
  -------------------------------------------------------------------------
  It may not be advantageous to replace existing insurance with the Policy described in this prospectus. (See "Charges and Expenses").

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUSES OF THE NEW ENGLAND ZENITH FUND AND OF THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II, WHICH ARE ATTACHED AT THE END OF THIS PROSPECTUS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  THESE SECURITIES ARE OFFERED FOR SALE IN THE COMMONWEALTH OF PUERTO RICO PURSUANT TO REGISTRATION WITH THE SECURITIES OFFICE OF THE DEPARTMENT OF THE TREASURY, BUT SUCH REGISTRATION DOES NOT CONSTITUTE A FINDING THAT THIS PROSPECTUS IS TRUE, COMPLETE, AND NOT MISLEADING, NOR HAS THE SECURITIES OFFICE OF THE DEPARTMENT OF THE TREASURY PASSED IN ANY WAY UPON THE MERITS OF, RECOMMENDED, OR GIVEN APPROVAL TO SUCH SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                  MAY 1, 1995

                               TABLE OF CONTENTS

GLOSSARY..................................................................  A-4
INTRODUCTION TO POLICIES..................................................  A-6
  The Policies............................................................  A-6
  Availability of the Policy..............................................  A-8
  Charges Assessed in Connection with the Policy..........................  A-8
  Cost of Insurance Charges...............................................  A-9
  How the Policy Works.................................................... A-10
  Receipt of Communications and Payments at NEVLICO's Administrative Of-
   fice................................................................... A-11
  NEVLICO and The New England............................................. A-11
POLICY VALUES AND BENEFITS................................................ A-12
  Death Benefit........................................................... A-12
  Guaranteed Minimum Death Benefit........................................ A-13
  Adjustments to the Death Proceeds Payable............................... A-13
  Cash Value.............................................................. A-13
  Net Investment Experience............................................... A-14
  Allocation of Net Premiums.............................................. A-14
  Amount Provided for Investment under the Policy......................... A-14
  "Free Look" Provision................................................... A-15
CHARGES AND EXPENSES...................................................... A-16
  Deductions from Premiums and Unscheduled Payments....................... A-16
  Surrender Charge........................................................ A-17
  Deductions from Cash Value.............................................. A-19
  Charges Against the Eligible Funds and the Sub-Accounts of the Variable
   Account................................................................ A-21
  Guarantee of Premiums and Certain Charges............................... A-21
  Group or Sponsored Arrangements......................................... A-21
PREMIUMS.................................................................. A-22
  Scheduled Premiums...................................................... A-22
  Unscheduled Payments.................................................... A-23
  Special Premium Option.................................................. A-24
  Default and Lapse Options............................................... A-24
OTHER POLICY FEATURES..................................................... A-26
  Loan Provision.......................................................... A-26
  Surrender............................................................... A-28
  Partial Surrender and Partial Withdrawal................................ A-28
  Acceleration of Death Benefit Rider..................................... A-29
  Investment Options...................................................... A-29
  Transfer Option......................................................... A-29
  Substitution of Insured Person.......................................... A-30
  Payment of Proceeds..................................................... A-30
  Exchange of Policy During First 24 Months............................... A-30
  Payment Options......................................................... A-31
  Additional Benefits by Rider............................................ A-31
  Policy Owner and Beneficiary............................................ A-32
THE VARIABLE ACCOUNT...................................................... A-33
  Investments of the Variable Account..................................... A-33
  Investment Management................................................... A-37
THE FIXED ACCOUNT......................................................... A-38
  General Description..................................................... A-38
  Values and Benefits..................................................... A-39
  Policy Transactions..................................................... A-39

DISTRIBUTION AGREEMENT AND OTHER CONTRACTUAL ARRANGEMENTS................. A-40
LIMITS TO NEVLICO'S RIGHT TO CHALLENGE THE POLICY......................... A-41
  Misstatement of Age or Sex.............................................. A-41
  Suicide................................................................. A-41
TAX CONSIDERATIONS........................................................ A-41
  Policy Proceeds......................................................... A-41
  Charge for NEVLICO's Income Taxes....................................... A-45
MANAGEMENT................................................................ A-45
VOTING RIGHTS............................................................. A-46
RIGHTS RESERVED BY NEVLICO................................................ A-47
TOLL-FREE NUMBERS......................................................... A-47
REPORTS................................................................... A-47
ADVERTISING PRACTICES..................................................... A-47
LEGAL MATTERS............................................................. A-48
REGISTRATION STATEMENT.................................................... A-48
EXPERTS................................................................... A-48
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES, NET CASH VALUES
 AND ACCUMULATED SCHEDULED PREMIUMS....................................... A-49
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION............................. A-59
APPENDIX C: LONG TERM MARKET TRENDS....................................... A-77
APPENDIX D: USES OF LIFE INSURANCE........................................ A-79
APPENDIX E: TAX INFORMATION............................................... A-80
APPENDIX F: POLICY ILLUSTRATIONS BASED ON VERSION 1 AUTOMATIC ISSUE COST
 OF INSURANCE RATES....................................................... A-81
FINANCIAL STATEMENTS...................................................... A-85

                                   GLOSSARY

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  ACTUAL INVESTMENT RETURN. This term appears in the Policy only and is the same as net investment experience. (See "Net Investment Experience".)

  AUTOMATIC PREMIUM LOAN OPTION. Upon election by the Policy Owner, the Policy's loan value will be used to pay a scheduled premium, if the scheduled premium has not been paid by the end of the grace period. (See "Scheduled Premiums".)

  BASE INVESTMENT RETURN. This term appears in the Policy only, in the context of Variable Paid-Up Insurance and tabular cash value, and equals net investment experience at an assumed rate of 5% per year. (See "Death Benefit" and "Default and Lapse Options".)

  BASIC SCHEDULED PREMIUM. Scheduled premium minus (i) charges for any supplementary benefits provided by rider; (ii) any extra premiums paid for a Policy in a substandard risk classification or for a Version 2 automatic issue Policy; and (iii) the portion of the annual Policy administrative charge allocable to the premium. (See "Deductions From Premiums and Unscheduled Payments".)

  CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in NEVLICO's general account as a result of the loan. (See "Cash Value".)

  COST OF INSURANCE CHARGE. This charge for providing insurance protection is deducted on the Policy Date and on the first day of each policy month. The cost of insurance for a policy month is equal to the amount at risk multiplied by the cost of insurance rate for that month. Cost of insurance rates vary monthly. (See "Deductions from Cash Value".)

  DEATH BENEFIT OPTION 1. Death Benefit equals the greater of (i) the face amount of the Policy and (ii) the Policy's cash value divided by the net single premium per $1 of death benefit at the insured's attained age. (See "Death Benefit".)

  DEATH BENEFIT OPTION 2. Death Benefit equals the greater of (i) the face amount of the Policy plus any excess of the Policy's cash value over its "tabular cash value" and (ii) the Policy's cash value divided by the net single premium per $1 of death benefit at the insured's attained age. (See "Death Benefit".)

  ELIGIBLE FUNDS. Each sub-account of the Variable Account invests in the shares of one of the Eligible Funds. The Eligible Funds are: the Back Bay Advisors Money Market Series, the Back Bay Advisors Bond Income Series, the Capital Growth Series, the Westpeak Stock Index Series, the Back Bay Advisors Managed Series, the Westpeak Value Growth Series, the Loomis Sayles Avanti Growth Series, the Loomis Sayles Small Cap Series, the Alger Equity Growth Series*, the Loomis Sayles Balanced Series*, the Venture Value Series* and the Draycott International Equity Series* of the New England Zenith Fund; the Equity-Income Portfolio, the Overseas Portfolio and the High Income Portfolio of the VIP Fund; and the Asset Manager Portfolio of VIP Fund II. (*Availability of these Series is subject to any necessary state insurance department approvals.)

  EXCESS POLICY LOAN. The situation when policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge. (See "Loan Provision".)

  FIXED ACCOUNT. The Fixed Account is a part of NEVLICO's general account to which net premiums and net unscheduled payments may be allocated and which provides guarantees of principal and interest.

  GUARANTEED MINIMUM DEATH BENEFIT. The death benefit is guaranteed not to be less than the Policy's face amount, regardless of the investment experience of the Policy's sub-accounts, as long as scheduled premiums have been paid when due or are not required to be paid, pursuant to the Special Premium Option. (See "Guaranteed Minimum Death Benefit".)

  INVESTMENT START DATE. This is the latest of the date NEVLICO receives a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date and is the date that an amount is first provided for investment under the Policy. (See "Amount Provided for Investment under the Policy.")

  MORTALITY AND EXPENSE RISK CHARGE. This charge is made daily at an annual rate of .60% of the value of each sub-account's assets that come from the Policies. The mortality risk NEVLICO assumes is that insureds may live for shorter periods of time than estimated. The expense risk NEVLICO assumes is that the costs of issuing and administering Policies may be more than estimated. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account").

  NET CASH VALUE. The amount the Policy Owner may obtain upon surrender of the Policy and which is equal to the Policy's cash value reduced by any outstanding policy loan and accrued interest; reduced by any applicable Surrender Charge; and increased by the portion of any cost of insurance charge deducted from the period beyond the date of surrender. (See "Cash Value".)

  NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares, for the same period, reduced by the amount of charges against the sub-account for that period. (See "Net Investment Experience".)

  NET SCHEDULED PREMIUM. The amount allocated to the Variable Account and/or the Fixed Account and which is equal to the basic scheduled premium less the sales charge and the state premium tax charge. (See "Deductions from Premiums and Unscheduled Payments".)

  NET UNSCHEDULED PAYMENT. The amount allocated to the Variable Account and/or the Fixed Account and which is equal to the unscheduled payment less the sales charge and the state premium tax charge. (See "Deductions From Premiums and Unscheduled Payments".)

  PREMIUM DUE DATE. The date on which a scheduled premium is payable. Net scheduled premiums, after the first, are allocated to a Policy's sub-accounts on the premium due dates. (See "Premiums".)

  POLICY DATE. If a premium payment has been made with the application, the Policy Date is the later of the date Part II of the application has been signed and receipt of the premium payment. If the initial premium is to be paid upon delivery of the Policy, the Policy will be issued with a Policy Date which is generally five days after issue. (See "Amount Provided for Investment under the Policy.")

  SPECIAL PREMIUM OPTION. Upon election by the Policy Owner, the Policy Owner may not be required to pay a scheduled premium or premiums under certain circumstances. (See "Special Premium Option".)

  TABULAR CASH VALUE. The value which the Policy would have if: (i) all scheduled premiums were paid when due; (ii) no unscheduled payments, partial surrenders, partial withdrawals, or loans were made; (iii) the Policy's cash value in the Variable Account, and the Policy's cash value in the Fixed Account, earned a five percent annual net rate of return; and (iv) the maximum guaranteed cost of insurance rates were deducted from the cash value. (See "Death Benefit".)

  VERSION 1 AUTOMATIC ISSUE POLICIES. Policies issued to certain group or sponsored arrangements with only minimal underwriting required. These Policies have different cost of insurance rates and basic scheduled premiums than underwritten Policies. (See "Charges and Expenses -- Deductions from Cash Value".)

  VERSION 2 AUTOMATIC ISSUE POLICIES. Policies issued to certain eligible group or sponsored arrangements with only minimal underwriting required. These Policies have the same cost of insurance rates and basic scheduled premiums as smoker and nonsmoker underwritten Policies but require an additional premium. (See "Charges and Expenses -- Deductions from Cash Value".)

  YOU. When used in this prospectus, "you" refers to the Policy Owner.

                           INTRODUCTION TO POLICIES

  This prospectus describes Policies under which net scheduled premiums and net unscheduled payments are allocated to the Variable Account. If the Fixed Account is available in your state, you may choose to allocate or transfer all or part of your funds to that account. NEVLICO provides guarantees of principal and interest with respect to the Fixed Account which is part of NEVLICO's general account. Amounts in the Fixed Account are backed by NEVLICO's general account, rather than the Variable Account. For a description of the Fixed Account, the rules regarding policy transactions (such as transfers, loans and surrenders) which involve the Fixed Account, and the way in which amounts in the Fixed Account affect policy values and benefits, see "The Fixed Account" which appears later in this prospectus.

THE POLICIES

  The individual Variable Ordinary Life Insurance Policies offered by this prospectus are designed to provide lifetime insurance coverage. They are not primarily offered as an investment.

  The following is a brief listing of some of the basic features of the Policy. These and other features of the Policy are explained in detail throughout this prospectus. You should be sure to read the prospectus for more complete information.

  -- The Policy requires payment of a level scheduled premium. (See
     "Scheduled Premiums".)

  -- You may choose to make additional, unscheduled payments under the Policy. NEVLICO can limit or prohibit unscheduled payments in certain situations, including cases where the insured is in a substandard risk class. (See "Unscheduled Payments".)

  -- Net scheduled premiums and net unscheduled payments are invested according to your instructions in one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios, or the Fixed Account, after an initial period in the Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

  -- The mutual fund portfolios available to you under the Policy include several common stock funds, including funds which invest primarily in foreign securities, two bond funds, two managed funds, a balanced fund and a money market fund, subject to any necessary state insurance department approvals. You may allocate your Policy's cash value to a maximum of ten accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

  -- If the Fixed Account is available in your state, you may also allocate funds to that account. NEVLICO provides guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE
                             -----------------------------------------------
     FROM THE FIXED ACCOUNT. NEVLICO also reserves the right to restrict
     ----------------------
     transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  -- The cash value of the Policy will vary daily based on, among other things, the net investment experience of the sub-accounts to which amounts have been allocated and the amount of interest credited to any of the Policy's cash value which is allocated to the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender and Partial Withdrawal".)

  -- The portion of the cash value which you invest in the sub-accounts is not guaranteed. Your bear the investment risk on this portion of the cash value. (See "Cash Value".)

  -- You may choose between two forms of death benefit options under the Policy. One option provides a death benefit equal to the Policy's face amount. The other option provides a death benefit which varies with the net investment experience of the sub-accounts to which amounts have been allocated and the rate of interest credited on any cash value in the Fixed Account. Under both options the death benefit could be increased to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

  -- Regardless of investment experience, either form of death benefit is guaranteed never to be less than the Policy's face amount, as long as the required scheduled premiums are paid when due. (See "Death Benefit".)

  -- If you elect the "Special Premium Option", you can under certain circumstances miss a scheduled premium payment without causing the Policy to lapse. In that case, the Policy will keep its minimum death benefit guarantee. (See "Special Premium Option".)

  -- You may change your allocation of future net scheduled premiums and net unscheduled payments at any time. (See "Allocation of Net Premiums" and "Investment Options".)

  -- After the "free look" period, you may transfer portions of the Policy's cash value among the sub-accounts and, generally, to the Fixed Account up to four times per policy year without NEVLICO's consent. NEVLICO currently allows 12 transfers per policy year. Transfers and allocations involving the Fixed Account are subject to certain limits. (See "Transfer Option" and "The Fixed Account Policy Transactions".)

  -- A loan privilege is available under the Policy. Partial withdrawal and partial surrender features are also available. (See "Loan Provision" and "Partial Surrender and Partial Withdrawal".)

  -- Death benefits paid to the beneficiary under the Policy are not subject to Federal income tax. Under current law, undistributed increases in cash value are not taxable to you. (See "Tax Considerations".)

  -- Loans, assignments and other pre-death distributions under the Policy may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy. If premium payments or a material change in the terms or benefits of the Policy cause it to become a "modified endowment contract", then pre-death distributions will be includable in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premiums and unscheduled payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  -- If the Policy is not a modified endowment contract, NEVLICO believes that loans under the Policy will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. With certain exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed the investment in the Policy. (See "Tax Considerations".)

  -- You have an opportunity during the "free look" period to return the Policy for a refund. (See "Free Look Provision".)

  -- Within twenty-four months after a Policy's date of issue, you may exchange the Policy, without evidence of insurability, for a fixed-benefit policy issued by New England Mutual Life Insurance Company on the life of the insured. If you exercise this option, you will have to make up any investment loss. (See "Exchange of Policy During First 24 Months".)

  In many respects the Policies are similar to traditional fixed-benefit whole life insurance. Like whole-life insurance, the Policies provide for a guaranteed minimum death benefit, scheduled premium payments, a cash value, and loan privileges.

  The Policies are different from fixed-benefit life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts of the Variable Account. In addition, you can elect an option under the Policy which will allow you, under certain circumstances, not to pay a particular scheduled premium or premiums and still keep the Policy in force on a premium paying basis.

  The variable life insurance policies offered by NEVLICO are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the policies differ from mutual fund investments. The main differences are:

  -- The Policy provides a death benefit based on NEVLICO's assumption of an actuarially calculated risk.

  -- If scheduled premiums are not paid according to the requirements of the Policy, the Policy may lapse. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  -- The Variable Life Separate Account, and not the Policy Owner, owns the mutual fund shares.

  -- Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another are accomplished without tax liability.

  -- Dividend and capital gains distributions are automatically reinvested.

  For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Life Insurance".

AVAILABILITY OF THE POLICY

  A Policy may be issued to a smoker standard or substandard risk insured or to a nonsmoker standard or substandard risk insured from the age of 20 to 75. A Policy may be issued to a standard or substandard risk insured from the age of 0 to 19. With the consent of NEVLICO, a Policy may be issued to an insured from the age of 76 to 80. All persons must meet certain health and other criteria. The minimum face amount which may be purchased is $5,000 for Policies issued in connection with employer-sponsored benefit plans qualified under Section 401 of the Internal Revenue Code, and is $15,000 for all other Policies unless NEVLICO consents to a lower amount. NEVLICO may require a higher face amount in certain states in order to comply with certain requirements of state law. At this time the Policies are only available on a limited basis to plans qualified under Section 401(k) of the Internal Revenue Code. For certain group or sponsored arrangements the Policies may, within certain limits, be issued on a "automatic issue" basis with minimal individualized underwriting.

CHARGES ASSESSED IN CONNECTION WITH THE POLICY

  PREMIUM-BASED CHARGES. Before allocating net scheduled premiums and net unscheduled payments to your choice of sub-accounts, NEVLICO deducts the following:

  (i) From each scheduled premium, any premiums for rider benefits, substandard risk classification or Version 2 automatic issue status, and the portion of the annual administrative charge allocable to the premium equal to $55 per year (or $45 per year for a Version 1 automatic issue Policy) if premiums are paid annually (or up to a total of $58.41 per year if premiums are paid more frequently) (See "Charges and Expenses -- Deductions from Cash Value" for a description of Version 1 and Version 2 automatic issue Policies.);

  (ii) From each scheduled premium, after deducting the charges listed in (i) above, a state premium tax charge of 2% and, during the first 15 policy years, a sales charge of 6%;

  (iii) From each unscheduled payment, a state premium tax charge of 2% and a sales charge of 6%. (See "Deductions from Premiums and Unscheduled Payments".)

  SURRENDER CHARGE. If a Policy is totally or partially surrendered or lapses during the first 15 policy years, a surrender charge consisting of a deferred administrative charge and a deferred sales charge will be deducted from the cash value. The maximum dollar amount of the deferred administrative charge is $5.00 per $1,000 of face amount. The maximum dollar amount of the deferred sales charge is an amount equal to 24% of the Policy's basic scheduled premiums for the first policy year plus 4% of the Policy's basic scheduled premiums for policy years two through ten. The maximum deferred sales charge, therefore, increases in amount for each of the first ten policy years to a maximum dollar amount equal to 6% of the Policy's basic scheduled premiums for the first ten policy years. (A basic scheduled premium is the scheduled premium less the portion of the annual administrative charge allocable to the premium and less premiums for rider benefits, substandard risk classification and Version 2 automatic issue status.) (See "Surrender Charge".) This maximum deferred sales charge (6% of the Policy's basic scheduled premiums for the first ten policy years) is in addition to the 6% premium-based sales charge described in "Premium-Based Charges" above.

  The surrender charge is deducted from the Policy's available cash value, regardless of whether that cash value is derived from scheduled premiums, unscheduled payments, or investment experience.

  CHARGES DEDUCTED FROM CASH VALUE. NEVLICO will deduct the following monthly charges from each Policy's cash value: a charge for the cost of insurance; an administrative charge of $0.015 per $1,000 of face amount; a minimum death benefit risk charge of $0.01 per $1,000 of face amount; and, during the first policy year, an extra administrative charge of $0.035 per $1,000 of face amount. If, pursuant to the Special Premium Option, you do not pay a scheduled premium, NEVLICO will deduct from the Policy's cash value any applicable charges for rider benefits, substandard risk or Version 2 automatic issue status and the amount of the Policy's annual administrative charge which is allocable to the unpaid premium. The amount deducted will equal 92% of the charges otherwise payable for these items. (See "Deductions from Cash Value".)

  DAILY CHARGES AGAINST THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT AND AGAINST THE ELIGIBLE FUNDS. NEVLICO charges the sub-accounts of the Variable Account for the mortality and expense risks NEVLICO assumes. The charge is made daily at an annual rate of .60% of the value of each sub-account's assets that come from the Policies. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account" and "Investment Management".)

  Under current Federal income tax law no tax is imposed upon NEVLICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes. NEVLICO reserves its rights to charge the Variable Account for company Federal income taxes in the future.

COST OF INSURANCE CHARGES

  Cost of insurance rates for underwritten risks are guaranteed never to be higher than those based on the 1980 Commissioners Standard Ordinary Mortality Tables, with smoker/nonsmoker modifications. Cost of insurance rates under Version 1 automatic issue Policies issued to group or sponsored arrangements are guaranteed never to be higher than 150% of those based on the 1980 Commissioners Standard Ordinary Mortality Tables. (Both the 1980 Commissioners Standard Ordinary Mortality Tables, with smoker/nonsmoker modifications and the 1980 Commissioners Standard Ordinary Mortality Tables are referred to in this prospectus as the "1980 CSO Tables".) NEVLICO offers a second type of automatic issue Policy, the Version 2 automatic issue Policy, to certain eligible group or sponsored arrangements. (See "Charges and Expenses -- Deductions from Cash Value" for more information on the Version 1 and Version 2 automatic issue Policies.)

  The cost of insurance rates actually charged may be lower than the maximums described above. The level of the rates charged will vary depending on the insured's sex (if the Policy is sex-based), age and underwriting class. NEVLICO's current cost of insurance rates range from 64% to 100% of the relevant 1980 CSO Tables for underwritten Policies and from 114% to 150% of the relevant 1980 CSO Tables for Version 1 automatic issue Policies. NEVLICO reviews the adequacy of its current cost of insurance rates annually and may adjust their level periodically, as it has done in the past.

  NEVLICO generally intends to charge Version 1 automatic issue Policies higher cost of insurance rates than it would charge a fully underwritten Policy issued to a nonsmoker. Because little underwriting is required from the members of such a group, a healthy individual could be charged as if in a substandard risk class. Version 2 automatic issue Policies have the same cost of insurance rates as smoker and nonsmoker underwritten Policies but require an additional premium. (See "Charges and Expenses -- Deductions from Cash Value".)

HOW THE POLICY WORKS

Premium payments
 . Guaranteed not to increase

Charges from Premium
 . Any rider premiums
 . Annual Admin Charge - $55
 . Substandard Risk Premium
 . Version 2 Automatic Issue Premium
 . Sales Load (6%* for 15 years)
 . Premium Tax Charge (2%*)

Unscheduled Payments
 . Sales Load (6%)
 . State Premium Tax Charge (2%)

Special Premium Option
 . If used, charges for Annual Admin. Charge and any riders or substandard risk or Version 2 automatic issue premium are deducted from cash value

Loans
 . After the free look period, you may borrow up to 90% of the adjusted cash value (100% in Alabama)
 . The loan interest charge is 6%. Loaned funds are transferred out of the Eligible Funds into the General Account where they are credited with 5% interest

Retirement Benefits
 . Fixed settlement options are available for policy proceeds

Cash Values
 . Net scheduled premiums or net unscheduled payments invested in your choice of Eligible Fund investments or the Fixed Account after an initial period in the Zenith Money Market Sub-Account
 . The cash value reflects investment experience, interest, payments and policy charges
 . The cash value invested in mutual funds is not guaranteed
 . Any earnings are accumulated free of any current income taxes
 . You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options up to 12 times per policy year, after the free look period
 . Your cash value may be allocated among a maximum of ten accounts at any one time

Death Benefit
 . Level or Variable Death Benefit Options
 . Guaranteed not to be less than initial face amount net of any loan balance . Income tax free to named beneficiary

Daily Deductions from Assets
 . Mortality and expense risk charges of 0.60% on an annual basis are deducted from the cash value daily
 . Investment advisory fees and other expenses are deducted from the Eligible
  Fund values daily

Beginning of Month Charges
 . The cost of insurance protection is deducted from the cash value each month
 . Minimum Death Benefit Guarantee Charge of $.01 per $1000 face amount monthly . Admin. Charge 1st yr. $.05 per $1000 face amount monthly; .015 per $1000 face amount monthly in renewal years

Surrender Charges
 . Consists of Deferred Sales Charge and Deferred Administrative Charge (see page
  A-17)

Living Benefits
 . If policyholder has elected and qualified for disability waiver of premium rider and becomes totally disabled, company will waive premiums during the period of disability. Unscheduled payments are not covered by the waiver of premium rider
 . Policy may be surrendered at any time for its cash surrender value
 . Deferred income taxes, including taxes on amounts borrowed, become payable upon surrender
 . Grace period for scheduled premiums is 31 days from due date. Nonforfeiture options are extended term insurance and paid-up insurance
 . Subject to company rules, a lapsed policy may be reinstated within seven years of date of lapse if it has not been surrendered

* Percent of Premium after deducting Annual Admin. Charge, Rider Premiums and Substandard Risk and Version 2 Automatic Issue Premiums

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NEVLICO'S ADMINISTRATIVE OFFICE

  Your request for a particular transaction or your submission of payments or other items (for example, a returned Policy) is treated as received at NEVLICO's Administrative Office on any day when the New York Stock Exchange is open if it is received there before the close of regular trading on the New York Stock Exchange on such day. However, if any such item is received at or after the above-specified times, the request will be treated as received on the next such day.

NEVLICO AND THE NEW ENGLAND

  NEVLICO was organized as a stock life insurance company in 1980 under Delaware law as New England Pension and Annuity Company. Its current name was adopted on January 7, 1983. As of December 31, 1994, NEVLICO was authorized to transact a life insurance business in all states, the District of Columbia and Puerto Rico. The Home Office of NEVLICO is in Wilmington, Delaware and its Administrative Office is at 501 Boylston Street, Boston, Massachusetts 02116. NEVLICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

  NEVLICO is a wholly-owned subsidiary of The New England, which was organized in Massachusetts in 1835. The New England is the oldest chartered mutual life insurance company in the United States. On December 31, 1994, The New England had over $15 billion of assets and over $69 billion of life insurance in force. As of December 31, 1994, The New England and its affiliates had over $65 billion in assets under management.

  As of December 31, 1994 the value of The New England's investment in NEVLICO was $96.7 million. It is anticipated that The New England will from time to time make additional capital contributions to NEVLICO to enable it to meet its initial reserve requirements and expenses in connection with its business. However, The New England is not legally required to make such contributions and The New England's assets do not support the benefits payable under the Policies. (See financial statements of NEVLICO under "Financial Statements".) NEVLICO may reinsure a portion of a Policy's death benefit with The New England.

  NEVLICO is subject to regulation and supervision by the Delaware Insurance Commissioner. In addition, NEVLICO is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. NEVLICO submits annual reports of its operations and finances to insurance officials in jurisdictions in which it does business.

  The Policy described in this prospectus has been filed with, and approved where required by, insurance officials in those jurisdictions where it is sold.

  The following chart illustrates the relationship of NEVLICO, the Fixed Account, the Variable Account and the Eligible Funds.

--------------------------------------------------------------------------------
                                    NEVLICO
--------------------------------------------------------------------------------
(Insurance company subsidiary of The New England)

Charges are deducted.

Net premiums and net unscheduled payments are allocated to the Policy Owner's choice of sub-accounts in the Variable Account or to the Fixed Account.

Premiums and Unscheduled Payments
Fixed Account

------------------------------------------------------------------------------------------------------------------------------------
                                                         VARIABLE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
Zenith   Zenith  Zenith  Zenith  Zenith  Zenith  Zenith  Zenith  Zenith  Zenith  Zenith  Zenith   Equity-  Over-   High    Asset
Capital  Bond    Money   Man-    Stock   Value   Avanti  Small   Bal-    Equity  Value   Inter-   Income   seas    Income  Man-
Growth   Income  Market  aged    Index   Growth  Growth  Cap     anced   Growth  Sub-    national Sub-     Sub-    Sub-    ager
Sub-     Sub-    Sub-    Sub-    Sub-    Sub-    Sub-    Sub-    Sub-    Sub-    Account Equity   Account  Account Account Sub-
Account  Account Account Account Account Account Account Account Account Account         Sub-                              Account
                                                                                         Account
------------------------------------------------------------------------------------------------------------------------------------

Sub-accounts buy shares of the Eligible Funds.

----------------------------------------------------------------------------------------------------------------------

                                        NEW ENGLAND ZENITH FUND
----------------------------------------------------------------------------------------------------------------------
Capital   Back Bay    Back Bay  Back Bay   Westpeak   Westpeak   Loomis   Loomis   Loomis   Alger   Venture   Draycott
Growth    Advisors    Advisors  Advisors   Stock      Value      Sayles   Sayles   Sayles   Equity  Value     Inter-
Series    Bond        Money     Managed    Index      Growth     Avanti   Small    Bal-     Growth  Series    national
          Income      Market    Series     Series     Series     Growth   Cap      anced    Series            Equity
          Series      Series                                     Series   Series   Series                     Series
----------------------------------------------------------------------------------------------------------------------
--------------------------------
                           VIP
                          FUND
         VIP FUND          II
--------------------------------
Equity-   Over-   High    Asset
Income    seas    Income  Man-
Port-     Port-   Port-   ager
folio     folio   folio   Port-
                          folio
--------------------------------

Eligible Funds buy portfolio investments to support values and benefits of the Policies.

                          POLICY VALUES AND BENEFITS

DEATH BENEFIT

  DEATH BENEFIT OPTIONS. On the Policy application, you may choose between two death benefit options. The scheduled premium and face amount for the Policy will be the same for a given insured, regardless of which death benefit option is selected. The death benefit option under a Policy may not be changed.

  The Option 1 death benefit provides a death benefit equal to the greater of
(i) the face amount of the Policy and (ii) the Policy's cash value divided by the net single premium per $1 of death benefit at the insured's attained age. The alternative in item (ii) means that the death benefit will not be less than the amount of insurance which could be purchased on that date by a net single premium equal to the Policy's cash value and is designed to ensure that the Policy will meet the Internal Revenue Code's definition of life insurance. Therefore, if the Option 1 death benefit is selected, the death benefit will not vary unless the death benefit is increased above the face amount to satisfy federal tax law requirements.

  The Option 2 death provides a death benefit equal to the greater of (i) the face amount of the Policy plus any excess of the Policy's cash value over its "tabular cash value" and (ii) the Policy's cash value divided by the net single premium per $1 of death benefit at the insured's attained age.

  The Policy's "tabular cash value" is a hypothetical value which is used in determining the amount of the death benefit provided under Option 2, in determining whether a scheduled premium payment is not required, pursuant to the Special Premium Option, and in determining the amount of cash value available to be withdrawn from the Policy. (See "Special Premium Option" and "Partial Surrender and Partial Withdrawal".) The "tabular cash value" is the value which the Policy would have if: (i) all scheduled premiums were paid when due; (ii) no unscheduled payments, partial surrenders, partial withdrawals, or loans were made; (iii) the Policy's sub-accounts, and the Policy's cash value in the Fixed Account, earned a 5% annual net rate of return;

and (iv) the maximum guaranteed cost of insurance rates were deducted from the cash value. The Policy's payment schedule will affect the amount of the tabular cash value. The Policy's tabular cash value on any day will be calculated as if the payment schedule on that day had been in effect since inception of the Policy.

  Under the Option 2 death benefit, the death benefit may increase if the Policy's sub-accounts (and the Policy's cash value in the Fixed Account) have earned at greater than a 5% net rate of return, if you have paid more than the scheduled premiums for the Policy, or if less than the maximum guaranteed cost of insurance charges have been deducted from the cash value. The death benefit may decrease if the Policy's sub-accounts have earned at less than a 5% net rate of return, or if you have made partial withdrawals or loans or exercised the Special Premium Option. Even if unfavorable net investment experience reduces the Policy's cash value below its tabular cash value, the Option 2 death benefit will not be less than the Policy's face amount. The amount by which the tabular cash value exceeds the cash value must be restored to the Policy, however, either by favorable net investment experience or unscheduled payments, before further favorable investment experience or unscheduled payments will increase the death benefit above the face amount.

  The premium payment schedule selected for a Policy will affect the amount of its cash value and therefore may affect the amount of the death benefit provided under Option 2. As under Option 1, the death benefit under Option 2 will never be less than the amount required to preserve the Policy's status as life insurance under the Internal Revenue Code.

  If two Policies with the same face amount have received the same amount of premium payments and have earned the same annual net rate of return in excess of 5%, in the early policy years the Policy with the Option 2 death benefit will have a higher death benefit, higher cost of insurance charges and lower cash value than the Policy with the Option 1 death benefit. In later policy years, however, the death benefit and cash value of the Option 2 Policy will both be lower than under the Option 1 Policy.

GUARANTEED MINIMUM DEATH BENEFIT

  Under both death benefit options, the death benefit is guaranteed not to be less than the Policy's face amount regardless of the investment experience of the Policy's sub-accounts, as long as scheduled premiums either have been paid when due or, pursuant to the Special Premium Option, are not required to be paid. (See "Scheduled Premiums" and "Special Premium Option".) This amount will be adjusted as described below to determine the death proceeds actually paid. If, however, an "excess policy loan" exists, the Policy may terminate even if all scheduled premiums have been paid. (See "Loan Provision" for the definition of "excess policy loan".)

ADJUSTMENTS TO THE DEATH PROCEEDS PAYABLE

  The proceeds actually paid to the insured's beneficiary will be the death benefit provided under the Policy reduced by: (i) any outstanding policy loan and accrued interest; (ii) (if death occurs during the grace period) the portion of any unpaid scheduled premium (whether or not its payment is required) that applies to the period prior to the date of death, and increased by (i) the portion of any scheduled premium paid for a period beyond the date of death; and (ii) the amount of any benefit payable by a rider. (See "Loan Provision", "Scheduled Premiums" and "Additional Benefits by Rider".) The death benefit may also be adjusted as a result of: (i) a misstatement of the insured's age or sex made in the application for insurance; (ii) the insured's suicide within two years from the Policy's date of issue (or less as required by applicable state law); or (iii) any limits imposed by rider. (See "Limits to NEVLICO's Right to Challenge the Policy".)

CASH VALUE

  A Policy's cash value equals the total of its cash value held in the Variable Account, in the Fixed Account and, if there is an outstanding policy loan, in NEVLICO's general account as a result of the loan. While a Policy is in force on a premium paying basis, its cash value equals the net scheduled premiums paid and net unscheduled payments made; plus or minus any accumulated net investment experience for the Policy; plus any interest payable on amounts in the Fixed Account or transferred to NEVLICO's general account as a result of policy loans; plus any interest credited to the Policy between the Policy Date and the investment start date; minus accumulated Monthly Deductions and monthly cost of insurance charges; minus any cash value withdrawn or surrendered; and minus deductions from the cash value when you exercise the Special Premium Option. (See "Premiums", "Net Investment Experience", "Amount Provided for Investment under a Policy", "Loan Provision", "Deductions from Cash Value" and "Partial Surrender and Partial Withdrawal".)

  The net cash value is the amount which you may obtain upon surrender of the Policy. The net cash value for a Policy is its cash value reduced by (i) any outstanding policy loan (and accrued interest) and (ii) any applicable Surrender Charge, and increased by the portion of any cost of insurance charge deducted for the period beyond the date of surrender. (See "Loan Provision", "Surrender Charge" and "Monthly Charges for the Cost of Insurance".) The amount payable upon surrender may also include an additional benefit if provided by rider.

  The net cash value in the Variable Account may increase or decrease daily depending on the net investment experience of the Policy's sub-accounts. It is possible for unfavorable investment experience of the sub-accounts to reduce the Policy's net cash value to zero. Because there is no guaranteed minimum cash value in the Variable Account, you bear the entire investment risk with respect to the cash value. The net cash value will be affected by the premium payment schedule chosen.

NET INVESTMENT EXPERIENCE

  The net investment experience of a Policy's sub-accounts will affect the Policy's cash value and, in certain circumstances described earlier, may affect the Policy's death benefit. For purposes of calculating cash values and, where appropriate, death benefits, the net investment experience of a Policy's sub-accounts is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading.

  A sub-account's net investment experience for any period equals the investment experience of the underlying Eligible Fund shares for the same period, reduced by the amount of the charges against the sub-account for that period. The investment experience of the underlying Eligible Fund shares is the increase or decrease in the net asset value (which takes into account the amount of advisory fees and other expenses charged against the Fund) of such shares during the period, increased by the amount of any dividends or capital gains distributions on those shares during the period. Such dividends and distributions will be reinvested in Eligible Fund shares and will affect subsequent investment experience. Charges against the Policy's sub-accounts will initially be made only for the mortality and expense risks NEVLICO assumes. In the future, NEVLICO will also impose a charge against the sub-accounts for income taxes, if appropriate. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account" and "Charge for NEVLICO's Income Taxes".)

  A sub-account's net investment experience is referred to in the Policy as "Actual Investment Return". The net investment experience at the monthly equivalent of 5% per year is referred to in the Policy as "Base Investment Return".

ALLOCATION OF NET PREMIUMS

  As of the "investment start date," the net scheduled premium (and any net unscheduled payment) will be allocated to the Zenith Money Market Sub-Account until the later of 45 days after the date Part 1 of the application is signed or 10 days after NEVLICO mails the Notice of Withdrawal Right. (See "Free Look Provision". For the definition of the "investment start date," see "Amount Provided for Investment under a Policy".) You will designate what percentage of the cash value will be invested thereafter in the various sub-accounts available to you or in NEVLICO's Fixed Account. In other words, your selection of investment options will not take effect until the end of the period, described above, during which the Policy's cash value is held in the Zenith Money Market Sub-Account.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

  INITIAL AMOUNT. An amount is first provided for investment under a Policy as of the "investment start date", which is the latest of the date NEVLICO first receives a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date. (For this purpose, receipt of the premium payment means its receipt by a NEVLICO agent or, if a broker-dealer other than New England Securities is involved, by a NEVLICO agency.)

  If you make a premium payment with the application, the Policy Date will be the later of the date Part II of the application has been signed and receipt of the premium payment and, in such cases, is the same as the investment start date. The amount of the premium payment must equal at least 10% of the annual scheduled premium for the Policy or one monthly scheduled premium, if you pay premiums monthly. Only one premium payment may be made during the underwriting period. In cases where a premium payment has been made, the amount provided for investment on the investment start date is generally equal to the first net scheduled premium plus any net unscheduled payment made as part of the premium payment. (Special rules apply for payroll deduction plans.)

  If you make a premium payment with the application, the insured will be covered under a temporary insurance agreement for a limited period that is described in the temporary insurance agreement form. Coverage under the temporary insurance agreement will begin on the later of the date when NEVLICO receives the premium for the Policy and the date when Part II of the application is signed. The maximum amount of coverage provided is the lesser of the amount of insurance applied for and $500,000 for standard risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable.) Special rules apply for payroll deduction plans.

  If a Policy is issued and accepted, Monthly Deductions and cost of insurance charges: (i) will begin on the Policy Date even if the Policy issuance was delayed due to underwriting requirements; (ii) will be deducted at the beginning of each policy month; and (iii) will be in amounts based on the face amount of the Policy issued, regardless of the limitations on coverage under the temporary insurance agreement. Upon declining an application, NEVLICO will refund the premium payment made and any unscheduled payment made plus interest on the unscheduled payment at a rate established by NEVLICO from time to time. No premium payment may be submitted with an application for a Policy to be used in connection with an employee benefit plan under Section 401(a) of the Internal Revenue Code.

  If you choose to pay the initial premium upon delivery of the Policy, the Policy will be issued with a Policy Date which is generally five days after issue. The investment start date will be the later of the Policy Date and the date the premium is received. Cost of insurance deductions and Monthly Deductions will begin on the Policy Date. Interest at a 5% net rate will be credited to the Policy for the period, if any, between the Policy Date and the investment start date. Insurance coverage will begin upon receipt of the premium.

  Under limited circumstances, NEVLICO may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. Backdating may be desirable, for example, in order to purchase a particular Policy face amount for a lower premium, based on a younger insurance age, or, in the pension plan market, to give all Policies in the plan the same anniversary date for purposes of pension plan servicing. Backdating in some cases may result in a Policy with a higher surrender charge, or may cause the insured to be treated as a juvenile which could result in higher cost of insurance rates under the Policy than if the insured had been assigned to a nonsmoker class at issue. For a backdated Policy, the Policy Owner must also pay the scheduled premiums payable for the period between the Policy Date and the investment start date. As of the investment start date, NEVLICO will allocate to the Policy those net scheduled premiums, adjusted for accumulated Monthly Deductions and cost of insurance charges and interest at a 5% net rate for the period between the Policy Date and the investment start date.

  SUBSEQUENT AMOUNTS. The Policy's cash value on any day reflects only those net scheduled premium payments and unscheduled payments which have already been made. However, on each premium due date NEVLICO transfers to the Policy's sub-accounts the amount of the net scheduled premium, even if it has not yet been paid. Therefore, on any premium due date, the amount provided for investment is the sum of the net cash value on that date, calculated as if premiums were paid to but not including that date, plus the net scheduled premium due on that date. If you do not pay a scheduled premium and NEVLICO determines its payment is not required, or if you fail to pay a required scheduled premium and the Policy lapses, NEVLICO will withdraw from the Variable Account the net scheduled premium which it advanced on the premium due date, adjusted for the net investment experience of the Policy's sub-accounts since that date. (See "Special Premium Option". For a description of how unscheduled payments are allocated to the Variable Account, see "Unscheduled Payments". If you do not pay a required scheduled premium, the Policy may lapse. See "Default and Lapse Options".)

  As of each day the New York Stock Exchange is open for trading, the amount provided for investment in a Policy's sub-accounts will be adjusted to reflect the net investment experience of those sub-accounts for that day.

"FREE LOOK" PROVISION

  You may cancel the Policy within 45 days after the date Part 1 of the application is signed, within 10 days (or more where required by applicable state insurance law) after you receive the Policy or within 10 days after NEVLICO mails the Notice of Withdrawal Right, whichever is latest. The Policy may be returned to NEVLICO or its agent. Insurance coverage ends as soon as the Policy is returned (as determined by its postmark, if the Policy is mailed.) Within 7 days after receipt of the returned Policy at NEVLICO's Principal Administrative Office, NEVLICO will refund any scheduled premium paid (or such other amount that is required by state insurance law and permitted by the Securities and Exchange Commission) and any unscheduled payments made before cancellation plus interest on the unscheduled payments at a rate established by NEVLICO from time to time. This provision is referred to in the Policies as "Right to Return the Policy" and, in Policies issued in Minnesota, as "Right to Cancel the Policy". (See "Receipt of Communications and Payments at NEVLICO's Administrative Office" and see "Amount Provided for Investment in a Policy's Sub-Accounts" for the definition of "investment start date".)

                             CHARGES AND EXPENSES

DEDUCTIONS FROM PREMIUMS AND UNSCHEDULED PAYMENTS

  The amounts allocated to the Variable Account are net scheduled premiums, which are equal to scheduled premiums less certain deductions, and net unscheduled payments, which are equal to unscheduled payments less certain deductions.

  From each scheduled premium, the following amounts are deducted to arrive at a basic scheduled premium: (i) charges for any supplementary benefits provided by rider; (ii) any extra premiums paid for a Policy in a substandard risk classification or for a Version 2 automatic issue Policy; and (iii) the portion of the annual Policy administrative charge allocable to the premium. For Policies under which scheduled premiums are paid annually, the annual Policy administrative charge is $55 (or $45 for Version 1 automatic issue Policies). This charge will be higher if premiums are paid more frequently than annually. The amount of the charge will depend on the payment schedule chosen, but will not exceed $58.41. If, on the same insured under a group or sponsored arrangement, a Version 1 automatic issue Policy is issued and at the same time a second Policy is issued on an underwritten basis because the total amount of coverage applied for exceeds NEVLICO's automatic issue limits, NEVLICO will waive the $45 annual Policy administrative charge on the automatic issue Policy. The administrative expenses charged for include: (i) premium billing and collection; (ii) processing claims, paying net cash values upon surrender and making Policy changes; (iii) record keeping; (iv) communicating with Policy Owners; and (v) other expenses, such as communicating with agents regarding Policy Owner inquiries and other non-sales-related matters and certain expenses associated with issuance of the Policy. All of the administrative charges under the Policies have been designed to cover actual costs and are not intended to produce a profit.

  The net scheduled premium which is allocated to the Variable Account is equal to the basic scheduled premium less the sales charge and the state premium tax charge.

  The net unscheduled payment allocated to the Variable Account equals the unscheduled payment less the sales charge and the state premium tax charge. No deductions from unscheduled payments are made for rider benefit charges, charges for substandard risks or Version 2 automatic issue status or the annual Policy administrative charge.

  (1) SALES CHARGE. A charge for sales load will be deducted and will be equal to 6% of each basic scheduled premium payment during the first 15 policy years and 6% of each unscheduled payment made regardless of the policy year in which such unscheduled payment is made.

  There is also a Deferred Sales Charge which is deducted only upon surrender, partial surrender or lapse during the first 15 policy years. (See "Surrender", "Partial Surrender and Partial Withdrawal" and "Default and Lapse Options".) The amount of the sales charge in a policy year is not necessarily related to NEVLICO's actual sales expenses for that year. To the extent sales expenses are not covered by the sales charge, they will be recovered from surplus and other funds. Sales charges for Policies sold under certain group or sponsored arrangements may be less than for other Policies. (See "Group or Sponsored Arrangements".)

  NEVLICO expects that revenues from the sales charge will fall short of covering total distribution expenses. NEVLICO will realize a gain if the minimum death benefit guarantee charge or the mortality and expense risk charge is more than sufficient to cover its actual cost of such death benefit and expense commitments. Any such excess may be used to cover distribution costs.

  NEVLICO will reduce or eliminate this sales charge, when you purchase a Policy, on cash value transferred, as an unscheduled payment in the first year, from life insurance policies issued by The New England that meet certain premium, cash value and/or face amount minimums, as currently published by NEVLICO. NEVLICO's normal issuance criteria, including underwriting, reinsurance and other limitations, will also apply in these situations.

  STATE PREMIUM TAX CHARGE. NEVLICO deducts 2% of each basic scheduled premium and of each unscheduled payment to cover state premium taxes. These taxes vary from state to state and the 2% rate reflects an average.

  The stated premium tax rates in the jurisdictions where NEVLICO transacts business range from .75% to 4.00%. However, because of the effect of retaliatory tax law provisions, the actual premium tax rates imposed on NEVLICO range from slightly less than 2.00% to 4.00%.

  EXAMPLE: The following chart shows the amount of the net scheduled premium which will be allocated to the Variable Account at the start of each policy year under a Policy with an annual scheduled premium of $2,000. This example assumes that the Policy has no rider benefits, that the insured is not in a substandard risk classification and that the Policy is not a Version 2 automatic issue Policy.

       BEGINNING OF                                              AMOUNT OF NET
       POLICY YEAR                                             SCHEDULED PREMIUM
       ------------                                            -----------------
       1-15...................................................     $1,789.40
       Thereafter.............................................      1,906.10

  If the Policy Owner makes an unscheduled payment of $2,000, the amount of the net unscheduled payment which will be allocated to the Variable Account is $1,840, regardless of the policy year in which the unscheduled payment is made.

SURRENDER CHARGE

  During the first 15 policy years, a Surrender Charge will be deducted from the cash value upon a full or partial surrender or upon lapse of the Policy. The Surrender Charge consists of a Deferred Sales Charge and a Deferred Administrative Charge. (Policies issued in certain states may be subject to reduced Surrender Charges due to applicable insurance law requirements.)

  DEFERRED SALES CHARGE. The Deferred Sales Charge is intended to compensate NEVLICO partially for expenses incurred in connection with the sale of the Policies.

  The Deferred Sales Charge is based on the lesser of:

  (i)  the total payments made to the date of surrender or lapse; and

  (ii) the Policy's total basic scheduled premiums up to the date of surrender or lapse, whether or not you have paid each of those premiums. (A basic scheduled premium is a scheduled premium less any charges for rider benefits, substandard risk classification or Version 2 automatic issue status and less the portion of the annual Policy administrative charge allocable to the premium.)

  If you have not paid one or more scheduled premiums, the Deferred Sales Charge percentages will be applied to the Policy's scheduled premiums that you actually paid. However, any unscheduled payments that you made in that situation, up to the amount of basic scheduled premiums that you did not pay, will be treated as scheduled premiums in the calculation of the Deferred Sales Charge. Once the amount of the applicable Deferred Sales Charge is calculated, using the guidelines described above, it will be deducted from the Policy's available cash value, regardless of whether that cash value is derived from scheduled premiums, unscheduled payments or investment experience.

  For Policies under which scheduled premiums are payable annually and which cover insureds with an issue age of 53 or less, the maximum Deferred Sales Charge is an amount equal to 24% of the basic scheduled premium for the first policy year plus 4% of the basic scheduled premiums for policy years two through ten. Therefore, if all scheduled premiums have been paid under such Policies, the maximum Deferred Sales Charge is assessed upon surrender or lapse during the tenth policy year. Thereafter, the maximum charge declines on a monthly basis, beginning at the start of the eleventh policy year and reaches 0% during the last month of the fifteenth policy year and thereafter.

  The following table shows the Deferred Sales Charge percentage which will apply upon surrender, partial surrender or lapse in the years indicated under Policies which cover insureds with an issue age of 53 or less and under which scheduled premiums are paid annually.

                                                                         WHICH IS EQUAL TO THE
                                                  THE MAXIMUM DEFERRED   FOLLOWING PERCENTAGE
                                                   SALES CHARGE IS THE    OF THE TOTAL ANNUAL
                      FOR POLICIES WHICH         FOLLOWING PERCENTAGE OF    BASIC SCHEDULED
                      ARE SURRENDERED OR               ONE ANNUAL         PREMIUMS TO DATE OF
                         LAPSE DURING            BASIC SCHEDULED PREMIUM  SURRENDER OR LAPSE
                      ------------------         ----------------------- ---------------------
Entire policy year             1                            24%                  24.00%
                               2                            28%                  14.00%
                               3                            32%                  10.66%
                               4                            36%                   9.00%
                               5                            40%                   8.00%
                               6                            44%                   7.33%
                               7                            48%                   6.86%
                               8                            52%                   6.50%
                               9                            56%                   6.22%
                              10                            60%                   6.00%
Last month of policy
 years                        11                            48%                   4.36%
                              12                            36%                   3.00%
                              13                            24%                   1.85%
                              14                            12%                   0.86%
                              15 and thereafter              0%                   0.00%

  For insureds with an issue age above 53, the percentages which will apply will be less than or equal to those shown in the table above, with the maximum percentage occurring in years one through seven for insureds with an issue age up to 70 and during the first five policy years for insureds with an issue age of 71 and above.

  The rate of the Deferred Sales Charge is the same for Policies under which scheduled premiums are paid annually and for those under which such premiums are paid more frequently. Therefore, for Policies with premiums paid more frequently than annually and covering insureds with an issue age of 53 or less, the maximum Deferred Sales Charge is also 24% of the first year's basic scheduled premiums plus 4% of the basic scheduled premiums for policy years two through ten. If all scheduled premiums have been paid, this maximum charge is assessed upon lapse or surrender at the end of the tenth year. Thereafter, the maximum charge under such Policies declines uniformly on a monthly basis, beginning at the start of the eleventh policy year, and reaches 0% during the last month of the fifteenth policy year. Although the rate of the Deferred Sales Charge is the same regardless of whether scheduled premiums are paid annually or more frequently, for Policies which are surrendered or lapse at the end of a given policy year, the dollar amount of the charge will be higher for Policies with scheduled premiums paid more frequently than annually because the total amount of the basic scheduled premiums is higher. (See "Scheduled Premiums".)

  In the case of a partial surrender, a proportionate amount of the Deferred Sales Charge is deducted from the net cash value remaining after you have received the amount requested.

  DEFERRED ADMINISTRATIVE CHARGE. The Deferred Administrative Charge is to compensate NEVLICO in part for expenses, other than sales expenses, incurred in connection with the issuance of the Policy. Such expenses include medical examinations, insurance underwriting costs and costs incurred in processing applications and establishing Policy records. The charge is assessed in the following amounts upon surrender, partial surrender or lapse of the Policy:

                                                       DEFERRED ADMINISTRATIVE
                             FOR POLICIES WHICH ARE       CHARGE PER $1,000
                           SURRENDERED OR LAPSE DURING     OF FACE AMOUNT*
                           --------------------------- -----------------------
     Entire Policy years              1-10                      $5.00
     Last month of Policy
      years*                            11                       4.00
                                        12                       3.00
                                        13                       2.00
                                        14                       1.00
                                        15                       zero

--------
* The charge declines monthly in equal dollar amounts after the end of the tenth policy year.

  The Deferred Administrative Charge has been established to recover actual administrative costs and is not designed to produce a profit.

DEDUCTIONS FROM CASH VALUE

  MONTHLY DEDUCTION. On the Policy Date and on the first day of each policy month, NEVLICO will make a Monthly Deduction for that policy month from the Policy's cash value. The Monthly Deduction consists of the following charges:

  (i) An administrative charge of $0.015 per $1000 of the Policy's face amount to cover annual administrative costs of the type also covered by the annual Policy administrative charge;

  (ii) During the first policy year, an administrative fee of $0.035 per $1000 of the Policy's face amount to cover expenses related to issuance of the Policy;

  (iii) A minimum death benefit guarantee charge of $0.01 per $1000 of the Policy's face amount. This charge is to compensate NEVLICO for the risk it assumes by guaranteeing that, regardless of the investment experience of the Policy's sub-accounts, the death benefit will not be less than the face amount if all required scheduled premiums have been paid when due and there is no outstanding policy loan. (See "Adjustments to the Death Proceeds Payable".)

  If a Policy loan exists and the Policy's net cash value is insufficient to cover a Monthly Deduction, the difference will be treated as an excess policy loan and the Policy may terminate. (See "Loan Provision".)

  MONTHLY CHARGES FOR THE COST OF INSURANCE. The cost of providing insurance protection is deducted on the Policy Date and on the first day of each policy month. The cost of insurance for a policy month is equal to the amount at risk multiplied by the cost of insurance rate for that month. Cost of insurance rates vary monthly. The amount at risk is the amount by which the death benefit on the first day of the policy month, discounted at the monthly equivalent of 5% per year, exceeds the cash value on the same day after the Monthly Deduction has been processed. If a policy loan exists and the net cash value is insufficient to cover the cost of insurance for a policy month, the difference will be treated as an excess policy loan and the Policy may terminate. (See "Loan Provision".)

  The underwriting classes used in determining cost of insurance rates are: automatic issue (for Version 1 automatic issue Policies), smoker, nonsmoker and, for insureds from the age of 0 to 19, standard. Substandard Policies and Version 2 automatic issue Policies are charged an additional premium rather than a different cost of insurance rate. Cost of insurance rates for policies issued from the age of 0 to 19 are based on the insured being in a standard class until the policy anniversary on which he or she reaches age 20 and in the smoker class thereafter, unless the insured supplies evidence satisfactory to NEVLICO of his or her nonsmoker status at that time. (See "Premiums --
 Scheduled Premiums".)

  A fully underwritten Policy in a substandard class is not charged a rate in excess of the same underwritten Policy in NEVLICO's standard class. That is cost of insurance rates for the smoker substandard class are the same as for the smoker standard class, and cost of insurance rates for the nonsmoker substandard class are the same as for the nonsmoker standard class. (See "Premiums" and "Guarantee of Premiums and Certain Charges".)

  The cost of insurance rates for underwritten Policies will generally be more favorable for a nonsmoker or female insured than for a male smoker insured. Where required by state law, and for Policies sold in connection with certain employer-sponsored benefit plans and fringe benefit programs, cost of insurance charges (and Policy values and benefits) will not vary by the sex of the insured.

  NEVLICO may offer Policies on an automatic issue basis to certain group or sponsored arrangements. If an eligible group or sponsored arrangement purchases Policies on an automatic issue basis, the Policies will be issued up to a predetermined face amount limit, with only minimum evidence of insurability. Automatic issue Policies provide substantial benefit to such arrangements in that minimal time and effort is necessary to qualify an entire group of persons for coverage without extensive applications or medical examinations. Because only limited underwriting information is obtained, NEVLICO has determined that the issuance of Policies on an automatic issue basis may present additional mortality cost to NEVLICO relative to Policies issued to individuals in the smoker class.

  NEVLICO offers two versions of automatic issue Policies. For certain group or sponsored arrangements, such as employer-sponsored benefit plans qualified under Section 401 of the Internal Revenue Code, Version 1 automatic issue Policies are available with automatic issue cost of insurance rates and automatic issue premiums. Cost of insurance rates under Version 1 automatic issue Policies do not vary depending on whether the insured is a smoker or nonsmoker. (See "Premiums -- Scheduled Premiums"). For certain other eligible group or sponsored arrangements, such as certain business insurance arrangements and certain non-tax qualified employer-sponsored benefit plans, NEVLICO offers Version 2 automatic issue Policies which have the same cost of insurance rates and basic scheduled premiums as smoker and nonsmoker fully underwritten Policies but require an additional premium. Generally, these groups are expected to present lower mortality risk than other group or sponsored arrangements. The amount of the additional premium charged on the Version 2 automatic issue Policies will vary depending on the issue age of the insured and the death benefit option chosen, and may also vary depending on the size of the group and the total premium amount to be paid by the group. The additional premium will be deducted from each scheduled premium in the same manner as an additional premium charged on an underwritten substandard risk policy before the net scheduled premium is allocated to the Variable Account.

  Eligible group or sponsored arrangements may elect to purchase Policies on a simplified underwriting basis either as an alternative to automatic issue or for amounts of insurance which exceed NEVLICO's automatic issue limits, but may not elect automatic issue for some members of the group and simplified underwriting for others. Policies issued on a simplified underwriting basis will have the same cost of insurance rates and basic scheduled premiums as smoker and nonsmoker fully underwritten Policies. Currently NEVLICO does not intend to charge an additional premium for coverage issued on a simplified underwriting basis unless the insured is in a substandard risk class.

  Cost of insurance rates for underwritten risks are guaranteed never to be higher than those based on the 1980 CSO Tables, with smoker/nonsmoker modifications. Cost of insurance rates under Version 1 automatic issue Policies are guaranteed never to be higher than 150% of those based on the 1980 CSO Tables. When a Policy is charged a cost of insurance rate in excess of 100% of the 1980 CSO Tables, this means it is being charged as if the insured is a substandard risk even if the insured is healthy. This is because, with automatic issue, little underwriting is required from the members of the group, and the group may include both healthy and unhealthy lives. The cost of insurance rate charged reflects the probable mortality experience of automatic issue policies as a whole.

  The cost of insurance rates actually charged may be lower than the maximums described above. The level of the rates charged will vary depending on the insured's sex (if the Policy is sex-based), age and underwriting class. NEVLICO's current cost of insurance rates range from 64% to 100% of the relevant 1980 CSO Tables for underwritten Policies and from 114% to 150% of the relevant 1980 CSO Tables for Version 1 automatic issue Policies. NEVLICO's current rates for underwritten and automatic issue Policies reflect actual mortality experience. NEVLICO reviews the adequacy of its current cost of insurance rates annually and may adjust their level periodically. Any change in the current cost of insurance rates will be applied prospectively only and will be on a non-discriminatory basis. The current cost of insurance rate for a Policy is set forth in the Policy Owner's annual statement.

  NEVLICO generally intends to charge Version 1 automatic issue Policies higher cost of insurance rates than it would charge a fully underwritten Policy issued to an individual nonsmoker. Underwritten Policies issued to individuals who are smokers, however, would be charged slightly lower, or in some cases slightly higher, cost of insurance rates than Version 1 automatic issue Policies covering the same person. This means that a nonsmoker (and, in some cases, a smoker) may be able to obtain individual insurance coverage with a lower cost of insurance rate than that paid under the group or sponsored arrangement. Such individual coverage, however, would not qualify for any beneficial tax treatment accorded group or sponsored arrangements and may not benefit from employer contributions. Under Version 2 automatic issue Policies with nonsmoker cost of insurance rates, the overall charges for insurance protection, including the extra premium charged, are designed generally to be lower than such charges under a Version 1 automatic issue Policy. When a Version 2 automatic issue Policy is issued with smoker cost of insurance rates, the overall charges for insurance protection may be slightly lower or, in some cases, slightly higher than such charges under a comparable Version 1 automatic issue Policy. The overall charges for insurance protection under a Version 2 automatic issue Policy will always be higher than under a comparable underwritten Policy in the standard class.

  The Internal Revenue Code requires the Secretary of the Treasury to issue regulations specifying what constitutes a reasonable mortality charge under a life insurance policy. Use of a reasonable mortality charge is one of the factors considered in determining whether the policy qualifies as life insurance under the Internal Revenue Code. (Other factors involve the relationship of the net cash value to the death benefit based upon certain assumptions regarding investment experience.)

  Final regulations have not been issued but it is possible such regulations may require the definition of life insurance to be met by use of mortality charges lower than NEVLICO currently uses in calculating whether its Version I Automatic Issue Policy qualifies as life insurance under the Code. If this becomes the case NEVLICO intends to modify, as necessary to conform to the regulations, Policies issued on an automatic issue basis after the effective date of the regulations. NEVLICO does not expect these regulations to have adverse consequences for Policies issued before the date when final regulations are issued. However, to the extent that the final regulations adversely affect Policies that were issued before the final regulations are issued, NEVLICO will, to the extent possible, modify those Policies to conform to the regulations. Such modifications could eventually result in higher deductions for cost of insurance charges under the Policies.

  CHARGES FOR RIDERS, SUBSTANDARD RISK AND VERSION 2 AUTOMATIC ISSUE STATUS AND ANNUAL POLICY ADMINISTRATIVE CHARGE IF PAYMENT OF A SCHEDULED PREMIUM IS NOT REQUIRED. If you use the Special Premium Option to skip a scheduled premium payment, NEVLICO will deduct from the Policy's cash value charges for any rider benefits under the Policy and, if applicable to the Policy, for substandard risk or Version 2 automatic issue status. (See "Special Premium Option".) The amount deducted will equal 92% of the charges otherwise payable for the riders or for the Policy's substandard risk classification or Version 2 automatic issue status. NEVLICO will also deduct from the cash value 92% of the amount of the Policy's annual administrative charge which is allocable to the unpaid premium. These charges are deducted from the Policy's sub-accounts in proportion to the Policy's cash value then in each such sub-account.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE
ACCOUNT

  MORTALITY AND EXPENSE RISK CHARGE. NEVLICO charges the sub-accounts of the Variable Account for the mortality and expense risks NEVLICO assumes. The charge is made daily at an annual rate of .60% of the value of each sub-account's assets that come from the Policies. The mortality risk NEVLICO assumes is that insureds may live for shorter periods of time than NEVLICO estimated. The expense risk NEVLICO assumes is that NEVLICO's costs of issuing and administering Policies may be more than NEVLICO estimated.

  If all the money NEVLICO collects from this charge is not needed to cover death benefits and expenses, the money will be contributed to NEVLICO's general account. Conversely, even if the money NEVLICO collects is insufficient, NEVLICO will provide for all death benefits and expenses.

  CHARGES FOR INCOME TAXES. NEVLICO currently makes no charge for income taxes against the Variable Account but in the future NEVLICO may impose such a charge. (See "Charge for NEVLICO's Income Taxes".)

  ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds. (See "Investment Management".)

GUARANTEE OF PREMIUMS AND CERTAIN CHARGES

  NEVLICO guarantees that it will not increase the amount of the scheduled premiums, charges deducted from scheduled premiums and unscheduled payments, the Monthly Deduction and charges to the sub-accounts of the Variable Account for mortality and expense risks.

  The Monthly cost of insurance rates applicable to a Policy for a given year will be determined by NEVLICO on each policy anniversary. The rates vary monthly and are guaranteed not to be greater than those based on the 1980 CSO Tables, with smoker/nonsmoker modifications for underwritten risks. Cost of insurance rates under Version 1 automatic issue Policies are guaranteed never to be higher than 150% of those based on the 1980 CSO Tables.

GROUP OR SPONSORED ARRANGEMENTS

  Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. Examples of such arrangements are employer-sponsored benefit plans which are qualified under Section 401 of the Internal Revenue Code and deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

  For Policies issued in connection with group or sponsored arrangements, NEVLICO may waive or reduce one or more of the following charges: the sales charge, Surrender Charge, charges for the cost of insurance (including automatic issue premiums), mortality and expense risk charge, administrative charges and/or state premium tax charge described in "Charges and Expenses". (In addition, the interest rate credited on amounts taken from the sub-accounts as a result of a Policy loan may be increased for these Policies.) NEVLICO will waive or reduce these charges in accordance with its rules in effect as of the date an application for a Policy is approved. To qualify for such a waiver or reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangement, its stability as indicated by its term of existence, the purposes for which Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort resulting from sales to qualifying groups and sponsored arrangements.

  NEVLICO may modify from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in or waivers of these charges will not be unfairly discriminatory against any person, including the affected Policy Owners and all other Policy Owners of Policies funded by the Variable Account.

  The United States Supreme Court has held that certain insurance policies, the benefits under which vary based on sex, may not be used to fund certain employer-sponsored benefit plans and fringe benefit programs. Therefore, NEVLICO offers Policies which do not vary based on sex for use in connection with certain employer-sponsored benefit plans and fringe benefit programs. NEVLICO recommends that any employer proposing to offer the Policies to employees under a group or sponsored arrangement consult his or her attorney before doing so.

                                   PREMIUMS

SCHEDULED PREMIUMS

  Scheduled premiums for the Policy are payable until the insured reaches age
100. The amount of the scheduled premiums will depend on the face amount of the Policy, the age, sex (if the Policy is sex-based) and underwriting class of the insured, and the premium payment schedule you select. Where required by state law, and for Policies sold in connection with certain employer-sponsored benefit plans and fringe benefit programs, premiums (and Policy values and benefits) will not be affected by the sex of the insured.

  If all scheduled premiums are paid when due and there is no excess policy loan, the Policy will not lapse and will retain its minimum death benefit guarantee, even if unfavorable investment experience has reduced the cash value to zero. (See "Loan Provision".) If you have elected the Special Premium Option and its conditions are met, then even if you do not pay a particular scheduled premium or premiums, the Policy will not lapse and will continue to provide the minimum death benefit guarantee, provided there is no excess policy loan. (See "Special Premium Option".)

  The underwriting classes used for determining the level of scheduled premiums are automatic issue (for Version 1 automatic issue Policies), smoker standard, smoker substandard, nonsmoker standard, nonsmoker substandard and, for insureds from the age of 0 to 19, standard and substandard. Premiums are generally higher for males and smokers, and are generally lower for females and nonsmokers. Premiums are also generally higher for Policies issued on older insureds. Scheduled premiums include, where applicable, the additional premiums which are charged for insureds in a substandard risk classification, for Version 2 automatic issue Policies and for benefits provided by rider. Premiums for Policies issued from the age 0 to 19 are based on the insured being in a standard or substandard class until the policy anniversary on which he or she reaches age 20 and in the smoker standard or smoker substandard class thereafter, unless the insured supplies evidence satisfactory to NEVLICO of his or her nonsmoker status at that time. A credit will be applied toward the initial scheduled premium under a Policy converted from certain term insurance issued by New England Mutual Life Insurance Company. A credit will be applied toward scheduled premiums under a Policy issued to a home office employee of The New England on the life of the employee, if the employee has worked for The New England for at least one year.

  You may elect to have The New England withdraw scheduled premiums from your bank checking account or TNE Cash Management Trust account.

  Scheduled premiums can be paid on an annual, semi-annual or quarterly payment schedule, or, with NEVLICO's consent, on a monthly payment schedule. When premiums are paid more frequently than annually, the total of premiums paid for a policy year will be higher than one annual premium, reflecting a charge for additional administrative expenses and the loss of interest. The premium payment schedule you select will affect the amount of a Policy's cash value and therefore may affect the amount of the death benefit. For example, if you pay an annual premium at the beginning of the policy year, your policy will experience a larger dollar amount of net investment experience (whether favorable or unfavorable) by the end of the policy year than if you pay quarterly premiums.

  You can change the schedule of premium payments at any time. A change to a schedule of less frequent premium payments (e.g., from quarterly to annual) will become effective after receipt of the request for change at NEVLICO's Administrative Office as of the next premium due date under the new premium payment schedule. Until then, you will continue paying premiums under the old premium payment schedule; NEVLICO will not accept an advance payment of the remaining scheduled premiums due under the old premium payment schedule or allocate those scheduled premiums to the Variable Account prior to their due dates under the old payment schedule, that is, you cannot pay the balance of any premium mode. A change to a schedule of more frequent premium payments (e.g., from annual to quarterly) will become effective after receipt of the request for change at NEVLICO's Administrative Office as of the next premium due date under the original premium payment schedule. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".)

  Scheduled premiums are payable at NEVLICO's Administrative Office or at any NEVLICO agency on or before their due dates. Net scheduled premiums, after the first, will be allocated to a Policy's sub-accounts on the premium due dates, not when they are received. If you exercise the Special Premium Option or fail to pay a required scheduled premium, NEVLICO will withdraw from the Variable Account the net scheduled premium which it advanced on the premium due date, adjusted for the net investment experience of the Policy's sub-accounts since that date. (If you do not pay a required scheduled premium, the Policy may lapse. See "Default and Lapse Options".)

  You may elect an automatic premium loan option. Under this option, if you have not paid a scheduled premium by the end of the grace period, the Policy's loan value will be used to pay the scheduled premium to the next due date, if possible, but at least to the next quarterly due date. However, no premium will be paid if the Policy's loan value is not sufficient to pay a premium to the next quarterly due date. Loan interest will be charged on automatic premium loans from the due date of the premium. If at any time the Policy has an excess policy loan, the Policy may terminate. (See "Loan Provision".) If you have elected the Special Premium Option, NEVLICO will first determine whether the Special Premium Option can be used to satisfy the premium payment before attempting to pay the premium by means of an automatic premium loan.

UNSCHEDULED PAYMENTS

  Except as described below, you may make unscheduled payments at any time that the Policy is in force on a premium paying basis provided that the unscheduled payment is at least $25 and, if required by NEVLICO, the insured has submitted evidence of insurability satisfactory to NEVLICO. In addition, NEVLICO's consent is required if, in order to satisfy tax law requirements, the payment would increase the Policy's death benefit by more than it would increase the cash value. Unscheduled payments may not be made while scheduled premiums are being waived pursuant to a waiver of premium rider. (See "Additional Benefits by Rider".) NEVLICO reserves the right to prohibit or limit the amount of unscheduled payments under a Policy covering an insured in a substandard risk classification or under a Version 2 automatic issue Policy.

  You may plan to make a certain amount of unscheduled payments on each policy anniversary. At your request and subject to NEVLICO's rules, NEVLICO will include this amount of planned unscheduled payment on your premium notice for premiums due on the policy anniversary. Subject to NEVLICO's rules, you may elect to have The New England withdraw unscheduled payments from your bank checking account or TNE Cash Management Trust account if you are using this facility to make scheduled premium payments under the Policy. However, you are required to pay only the scheduled premium in order to keep the Policy in force on a premium paying basis. There may be cases where the total of all premiums and payments made could cause the Policy to be a "modified endowment contract". You could consider the potential tax consequences before planning a series of unscheduled payments. (See "Tax Considerations".)

  Each net unscheduled payment will be allocated to the Policy's sub-accounts as of the date it is received at NEVLICO's Administrative Office. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".) A net unscheduled payment will increase the Policy's cash value on the date it is allocated to the sub-accounts and may increase the Policy's death benefit. (See "Death Benefit" and "Cash Value".)

  RULES FOR CREDITING PAYMENTS TO THE VARIABLE ACCOUNT. NEVLICO has developed the following crediting rules for scheduled premiums and other payments received under a Policy. These rules apply in the case of annual, semi-annual and quarterly payment frequencies.

  Twenty-five days before a premium due date, NEVLICO will send you a premium notice indicating the scheduled premium due, any policy loan interest due, and the amount of any planned unscheduled payment. Payments accompanied by a premium notice, and payments received by NEVLICO during the period from 25 days before the premium due date to 31 days after the due date, whether or not accompanied by a premium notice, will be applied first to the payment of the scheduled premium due, next to pay any loan interest due, and any balance will be applied to the Policy as an unscheduled payment allocated (net of charges) to the Policy's sub-accounts as of the date it was received. (However, any payment which is less than the amount of the scheduled premium due will be treated as an unscheduled payment.) All other payments will be treated as unscheduled payments.

  If premiums are paid monthly, they will be credited as agreed by you and NEVLICO. In addition, billing procedures may differ from those described above for certain group or sponsored arrangements.

  If the Policy has lapsed, and you made an unscheduled payment during the grace period of the premium in default which is insufficient to pay the premium due, the amount of the unscheduled payment will be refunded to you.

  If a policy loan is outstanding, it may be more advantageous to repay the loan than to make an unscheduled payment, because the unscheduled payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Loan Provision" and "Deductions from Premiums and Unscheduled Payments".) A payment will not be treated as repayment of a policy loan unless so designated by you.

SPECIAL PREMIUM OPTION

  On the Policy application, or while the Policy is in force on a premium paying basis, you may elect the Special Premium Option. After the first policy year, this provision allows you not to pay a scheduled premium or premiums under certain circumstances.

  If you have elected this provision and, after the first policy year, you have not paid a scheduled premium by the end of the grace period for that premium, payment of the premium will not be required if (i) the Policy's cash value on the premium due date exceeded its tabular cash value on the same date by the amount of the scheduled premium, including any substandard risk (or Version 2 automatic issue) and rider premiums due, and (ii) immediately after the Special Premium Option is used, the amount of any policy loan outstanding plus accrued interest will not exceed the Policy's loan value. (See "Death Benefit" for the definition of "tabular cash value" and see "Loan Provision".)

  Use of the Special Premium Option will reduce the Policy's cash value, and therefore the Policy's loan value, in the following manner. If NEVLICO determines that a scheduled premium payment is not required, it will deduct from the Policy's sub-accounts an amount to pay for any rider and substandard risk or Version 2 automatic issue premiums and the portion of the Policy's annual administrative charge due on that premium due date. The amount deducted to cover these items will be 92% of the rider, substandard risk and automatic issue extra premiums and administrative charge otherwise payable. This amount will be deducted as of the premium due date and will be deducted in the same proportion as the Policy's cash value is allocated to the sub-accounts.

  If you have elected both the Special Premium Option and the automatic premium loan provision, NEVLICO will first determine whether the Special Premium Option can be used to satisfy the premium payment before attempting to pay the premium by means of an automatic premium loan. (See "Scheduled Premiums".)

  You can cancel the Special Premium Option after it has been elected and, generally, can elect it at any time. The Special Premium Option is not available to Policies, however, for any period during which scheduled premiums are paid monthly pursuant to a Policy Owner's election to have The New England withdraw premium payments from his or her bank checking account or TNE Cash Management Trust account.

DEFAULT AND LAPSE OPTIONS

  A required scheduled premium which is unpaid as of its due date is in default, but the Policy provides a 31-day grace period for the payment of each scheduled premium after the first. The insurance continues in full force during the grace period but, if the insured dies during the grace period, a prorated portion of the unpaid scheduled premium will be deducted from the amount otherwise payable.

  For 60 days after the due date of a Policy's premium in default, NEVLICO will not make the usual Monthly Deductions and cost of insurance deductions from the Policy's cash value. Therefore, during this period, such Policy's cash value will not be less than its cash value on the premium due date, adjusted for the net investment experience of the Policy's sub-accounts and for interest credited on any cash value in the Fixed Account from the premium due date to the date of calculation. If the premium in default is paid, retroactive Monthly Deductions and cost of insurance deductions will be made.

  Upon lapse of a Policy which is in a standard risk classification (and is not used in connection with an employee benefit plan under Section 401 of the Internal Revenue Code or issued on an automatic issue basis), any net cash values, reduced by the amount of any partial surrenders or partial withdrawals made during the grace period, will automatically be applied as of the due date of the premium in default as Fixed Extended Term Insurance unless you elect Fixed or Variable Paid-Up Insurance. Fixed Extended Term Insurance is fixed benefit life insurance for a limited term with no further premiums due. Paid-Up Insurance is permanent life insurance with no further premiums due.

  You can make or change your election of a lapse option by a written request at NEVLICO's Administrative Office within 60 days after the due date of the premium in default. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".)

  Unless you have elected and qualify for Variable Paid-Up Insurance, (i) if the Fixed Paid-Up Insurance Option will provide a death benefit equal to or greater than the amount of Fixed Extended Term Insurance available for such Policy, the Fixed Paid-Up Insurance Option will be used, and (ii) if the insured dies after the end of the grace period but within 60 days after the due date of the premium in default, the fixed benefit lapse option which will provide the larger death benefit will be used.

  Fixed Extended Term Insurance is not available if the Policy is in a substandard risk classification, is used in connection with an employee benefit plan under Section 401 of the Internal Revenue Code, or is issued on an automatic issue basis.

  Fixed Paid-Up Insurance and Fixed Extended Term Insurance will be provided by using the Policy's net cash value (that is, its cash value less any outstanding policy loan and accrued interest and less any Surrender Charge assessed upon lapse) on the due date of the premium in default, reduced by the amount of any partial surrenders or partial withdrawals made during the grace period, as a net single premium at the age of the insured on that due date. The amount of Fixed Extended Term Insurance will equal the death benefit of the Policy on the due date of the premium in default. If the Policy is continued as Fixed Paid-Up or Fixed Extended Term Insurance, the cash value on any date will equal the net single premium which would be required to provide the insurance at the age of the insured on that date. For 31 days after each policy anniversary, the cash value of such a policy will not be less than the cash value on that anniversary. Policy loans are available under Policies continued as Fixed Paid-Up Insurance but not under Policies continued as Fixed Extended Term Insurance.

  VARIABLE PAID-UP INSURANCE. Variable Paid-Up Insurance is available as a lapse option if, as of the due date of the premium in default, the Policy's net cash value, (that is its cash value less any outstanding policy loan and accrued interest and less any Surrender Charge assessed upon lapse), reduced by any partial surrenders and partial withdrawals made during the grace period, is sufficient, when applied as a net single premium at the attained age of the insured, to purchase Variable Paid-Up Insurance with an initial amount of at least $5,000. If the net cash value is insufficient to purchase the minimum required initial amount of Variable Paid-Up Insurance, Fixed Paid-Up Insurance will be provided. Variable Paid-Up Insurance will not be made available to Policies in a substandard risk classification or to Version 2 Automatic Issue Policies.

  Variable Paid-Up Insurance is permanent life insurance with no further premiums due. The death benefit can vary monthly and the cash value can vary daily, in each case depending on the net investment experience of the Policy's sub-accounts (and on the interest earned on any of the Policy's cash value in the Fixed Account). Regardless of investment experience, however, the death benefit provided will never be less than the initial amount of the Variable Paid-Up Insurance, if there is no outstanding policy loan.

  The death benefit under Variable Paid-Up Insurance will equal the greater of the Variable Death Benefit and the initial amount of the Variable Paid-Up Insurance, less any outstanding policy loans and accrued interest. The Variable Death Benefit in the first policy month under the lapse option equals the initial amount of the Variable Paid-up Insurance. Thereafter the Variable Death Benefit may change depending on the net investment experience of the Policy's sub-accounts and on the sex (if the Policy is sex-based), age and underwriting class of the insured.

  If, for a policy month, the net investment experience of the Policy's sub-accounts (and the net interest earned on any of the Policy's cash value in the Fixed Account), plus any cost of insurance adjustment for the Policy, is greater than it would have been at the monthly equivalent of 5% per year (a "positive net investment factor"), the Variable Death Benefit will increase. If the net investment experience of the Policy's sub-accounts (and the net interest earned on any of the Policy's cash value in the Fixed Account), plus any cost of insurance adjustment, is less than it would have been at the monthly equivalent of 5% per year (a

"negative investment factor"), the Variable Death Benefit will decrease. The cost of insurance adjustment for a Policy, if any, is equal to the difference between the maximum guaranteed cost of insurance and the actual cost of insurance for the Policy. The amount of this difference will vary with the sex (if the Policy is sex-based), age and underwriting class of the insured.

  A Policy's Variable Death Benefit under Variable Paid-Up Insurance is determined monthly as of the Policy's "Monthly Valuation Date". Once determined, the Variable Death Benefit for a Policy remains the same for that policy month. The Policy Owner foregoes any increase and avoids any decrease in the Variable Death Benefit until the next Monthly Valuation Date.

  The Variable Death Benefit for a Policy is cumulative. Increases and decreases in the Variable Death Benefit are carried into each succeeding policy month. The Variable Death Benefit for a Policy can be higher or lower than the initial amount of insurance under the Variable Paid-Up Insurance Option. If the Variable Death Benefit is higher than the initial amount of insurance, a subsequent positive net investment factor will produce a larger Variable Death Benefit. If the Variable Death Benefit is lower than the initial amount, subsequent positive net investment factors must first offset the amount by which the Variable Death Benefit is lower than the initial amount; the Variable Death Benefit will then become higher than the initial amount of insurance if the Policy's sub-accounts experience further positive net investment factors.

  The initial cash value of a Policy continued as Variable Paid-Up Insurance is its NET cash value as of the due date of the premium in default, reduced by any partial surrenders or partial withdrawals made during the grace period. Thereafter, the cash value is determined in the same manner as it is prior to lapse, except that the charge for the cost of insurance is deducted at the end of the policy month rather than at the beginning, and there is no Monthly Deduction. Since there are no Monthly Deductions, generally the cost of insurance rates actually charged under a Policy continued as Variable Paid-Up Insurance are somewhat higher than they are under the Policy prior to lapse.

  The net cash value of a Policy continued as Variable Paid-Up Insurance, which is the amount you may obtain upon surrender of the Policy, is its cash value minus any outstanding policy loan and accrued interest and minus a prorated charge for the cost of insurance to the date of surrender, if it is other than the last day of the policy month. No partial withdrawals, premium payments or unscheduled payments may be made under a Policy continued as Variable Paid-Up Insurance.

  The net cash value of a Policy may increase or decrease between Valuation Dates, depending on the net investment experience of the Policy's sub-accounts. There is no guaranteed minimum cash value for a Policy continued as Variable Paid-Up Insurance.

  The amount available to be borrowed at any time under a Policy continued as Variable Paid-Up Insurance is determined in the same manner as it is prior to lapse. If an excess policy loan exists under a Policy continued as Variable Paid-Up Insurance, the Policy may terminate. (See "Loan Provision.") You may transfer the amount provided for investment among the Policy's sub-accounts up to four times in a policy year without NEVLICO's consent.

  REINSTATEMENT. If your Policy has lapsed, it may be reinstated within 7 years after the date of default. If more than 7 years have passed, or if you have surrendered the Policy, NEVLICO's consent is required to reinstate. Reinstatement in all cases is subject to payment of certain charges described in the Policy and generally will require evidence of insurability that is satisfactory to NEVLICO.

                             OTHER POLICY FEATURES

LOAN PROVISION

  You may borrow all or part of the Policy's "loan value" at any time after the end of the "free look" period. The Policy will be security for the policy loan. The amount available to be borrowed at any time is equal to the loan value less any outstanding policy loan and accrued interest. NEVLICO will make a policy loan as of the policy loan date -- the date as of which a loan request is received at NEVLICO's Administrative Office. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".) You should contact NEVLICO's Administrative Office or a NEVLICO agent for information regarding NEVLICO's administrative procedures for requesting a policy loan. Policy loans may not be made if the Policy is being continued as Fixed Extended Term Insurance.

  The Policy's loan value is equal to: 90% (or more if required by applicable state insurance law) of the Policy's cash value as of the date of receipt of the loan request at NEVLICO's Administrative Office, projected (assuming a constant annual rate of return of 5%) to the next policy anniversary or, if earlier, to the next premium due date; MINUS ANY APPLICABLE SURRENDER CHARGE
                                       -------------------------------------

ON THE NEXT LOAN INTEREST DUE DATE OR, IF GREATER, ON THE DATE THE LOAN IS
--------------------------------------------------------------------------
MADE; and discounted at the interest rate (6%) charged on the policy loan. A
-----
fixed loan interest rate of 6% per year is charged on policy loans. Interest accrues daily, and is due on policy anniversaries. Any interest remaining unpaid when due will be added to the outstanding policy loan. (See "Payment of Proceeds".)

  If a policy loan is outstanding, it may be more advantageous to repay the loan than to make an unscheduled payment, because the unscheduled payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Loan Provision" and "Deductions from Premiums and Unscheduled Payments".)

  EXAMPLE: Using the Policy illustrated on page A-51, assume that the Policy's premiums have been paid when due and that the Policy's sub-accounts have earned a constant 6% hypothetical gross annual rate of return (equal to a constant net annual rate of return of 4.55%). After the premium payment on the 10th policy anniversary, the maximum amount that could be borrowed would be determined as follows under (i) and annual premium payment schedule and (ii) a quarterly premium payment schedule:

                                                                ANNUAL  QUARTERLY
                                                                ------- ---------
          Cash Value after Premium Payment on 10th Policy
      (1)  Anniversary.......................................   $19,391  $18,071
          Cash Value Projected at a Constant Annual Rate of
      (2)  Return of 5% to the
          (a) 11th Policy Anniversary........................    19,774
          (b) Next Premium Due Date..........................             18,148
      (3) 90% of Amount Calculated in (2)....................    17,797   16,333
          Amount Calculated in (3), Reduced by the Applicable
      (4)  Surrender Charge..................................    15,784   14,320
      (5) Amount Calculated in (4), Discounted at an Annual
           Rate of 6%
           Back to the 10th Policy Anniversary...............    14,890   14,108

  Department of Labor ("DOL") regulations set forth requirements for participant loans under retirement plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). Generally, the DOL regulations will apply to plans that qualify under Sections 401(a) and 401(k) of the Internal Revenue Code (the "Code"). If the retirement plan is subject to ERISA, the plan fiduciary authorized to oversee/direct the plan loan program must fulfill the requirements of the regulations including charging a "commercially reasonable" rate of interest. The Policy loan interest rate may not be considered "commercially reasonable" within the meaning of the DOL regulations. In addition, the DOL regulations require that a plan loan be adequately secured but provide that not more than 50% of the participant's vested account balance (including the Policy cash value) be used as security for the loan. The DOL regulations and applicable tax law may also contain other requirements for plan loans. Therefore, plan loan provisions may differ from Policy loan provisions. If you are a participant in a retirement plan subject to ERISA, you should consult with the fiduciary administering the plan loan program. Failure of the plan loan program to comply with the requirements of the DOL regulations and of tax law may result in tax penalties under the Code and under ERISA.

  EFFECT OF POLICY LOAN. The Policy's cash value in the sub-accounts is reduced by the amount of a policy loan, as of the date of the policy loan. Repayment of the policy loan causes the cash value in the sub-accounts to increase by the amount of the repayment. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".) NEVLICO attributes a policy loan to the Policy's sub-accounts in proportion to the cash value then in each such sub-account, unless you request otherwise. Similarly, NEVLICO allocates a policy loan repayment to the Policy's sub-accounts in proportion to the cash value then in each, unless you request otherwise.

  The amount removed from the Policy's sub-accounts as a result of a policy loan will earn interest at 5%, which will be credited to the Policy's sub-accounts annually in proportion to the Policy's cash value in each sub-account as of the date of crediting.

  The amount removed from the Policy's sub-accounts as a result of a policy loan is not affected by the investment experience of those sub-accounts from which the amount provided for investment was withdrawn. Therefore, the death benefit and the net cash value can be permanently affected by the existence of any policy loan, whether or not repaid in whole or in part. The amount of any outstanding policy loan, plus interest accrued thereon, is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  If policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge on the next loan interest due date (or, if greater, on the date the calculation is made), NEVLICO will notify you of pending termination. (This situation is referred to as an "excess policy loan". NEVLICO tests for an excess Policy loan on each monthly processing date and any time a loan-related transaction is made.) The Policy will terminate 31 days after such notice has been mailed, unless NEVLICO has received sufficient repayment to eliminate the excess policy loan. (See "Default and Lapse Options" and "Receipt of Communications and Payments at NEVLICO's Administrative Office".) If the insured dies after notice but before expiration of the 31-day period, NEVLICO will pay the beneficiary the death proceeds. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

SURRENDER

  You may surrender a Policy for its net cash value at any time while the insured is living by a signed written request conforming to NEVLICO's administrative procedures. The net cash value of the surrendered Policy will be determined as of the date on which a surrender request is received at NEVLICO's Administrative Office. The net cash value equals the cash value reduced by any policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") In the case of a Policy continued as Variable Paid-Up Insurance, the net cash value available upon surrender is also reduced by a prorated charge for the cost of insurance to the date of surrender, if it is other than the last day of the policy month. The net cash value will be paid unless you elect in writing to apply all or part of the net cash value to a payment option. (See "Payment Options.") Upon surrender, the Policy will terminate. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER AND PARTIAL WITHDRAWAL

  You may make a partial surrender of the Policy to receive a portion of its net cash value. A partial surrender will reduce the Policy's cash value by the amount of the net cash value requested to be surrendered and by the amount of any Surrender Charge assessed as a result of the partial surrender. A partial surrender will cause a proportionate reduction in a Policy's face amount, tabular cash value, death benefit and basic scheduled premium. No partial surrender may reduce the face amount below the Policy's required minimum except with NEVLICO's consent. Any Surrender Charge applied will reduce any remaining Surrender Charge under your Policy.

  Under a Policy which has the Option 2 death benefit you may make a partial withdrawal of the amount by which the Policy's cash value exceeds its tabular cash value. If there is a policy loan outstanding, the amount of the partial withdrawal will be further limited to prevent the policy loan plus accrued interest from exceeding the Policy's loan value. (See "Loan Provision".) A partial withdrawal will reduce the Policy's Option 2 death benefit and cash value but will not affect its face amount or scheduled premium level. No Surrender Charge will be assessed against amounts withdrawn.

  If you make a request to receive a portion of the cash value under a Policy with an Option 2 death benefit, unless you specify that the transaction be processed exclusively as a partial surrender, NEVLICO will first treat the transaction as a partial withdrawal of any excess of the cash value over the tabular cash value and will provide any balance of cash value requested by means of a partial surrender.

  Under a Policy with the Option 1 death benefit, you may make a partial withdrawal only if the death benefit has increased above the face amount in order to satisfy Federal tax law requirements. Such a withdrawal may be in an amount equal to the cash value, minus the face amount multiplied by the net single premium per $1 of death benefit at the insured's attained age. If there is a policy loan outstanding, the amount of the partial withdrawal will also be limited to prevent the policy loan plus accrued interest from exceeding the Policy's loan value. (See "Loan Provision".) A partial withdrawal under a Policy with an Option 1 death benefit will reduce the Policy's death benefit (but not below the face amount) and cash value but will not reduce its face amount or affect its scheduled premium level. No Surrender Charge will be assessed against the amount withdrawn.

  No more than four partial surrenders and partial withdrawals in total may be made in any one policy year without the consent of NEVLICO. Amounts withdrawn may not be repaid except as scheduled premium payments or unscheduled payments, which are subject to the charges described under "Deductions From Premiums and Unscheduled Payments."

  A partial withdrawal or partial surrender (and any applicable Surrender Charge) will reduce proportionately the cash value in each of the Policy's sub-accounts unless you request otherwise. The amount of each partial surrender and partial withdrawal made during the grace period of a premium in default will be subtracted from the net cash value used to determine the value of the Policy upon lapse. (See "Default and Lapse Options".)

  The net cash value paid upon partial surrender or partial withdrawal will be determined as of the date on which a request conforming to NEVLICO's administrative procedures is received at NEVLICO's Administrative Office. NEVLICO's administrative procedures can be determined by contacting a NEVLICO agent or the Administrative Office.

  A Policy Owner contemplating a partial withdrawal or surrender transaction should consult his or her tax advisor as to the tax consequences of the transaction. A death benefit reduction may cause a Policy to become a "modified endowment contract". (See "Tax Considerations".)

ACCELERATION OF DEATH BENEFIT RIDER

  NEVLICO intends to offer in the future a rider benefit that will allow you to receive an accelerated payment of your Policy's death benefit. This advance payment of the death benefit will be available where certain special needs exist, as described briefly below. The right to exercise the rider will be subject to certain conditions contained in the rider.

  NEVLICO WILL MAKE THE ACCELERATED BENEFITS RIDER AVAILABLE TO YOU ONLY IF:
(1) YOUR STATE INSURANCE DEPARTMENT HAS APPROVED THE RIDER, (2) THE FEDERAL INCOME TAX TREATMENT OF THE RIDER HAS BEEN CLARIFIED AND (3) THE AVAILABILITY OF THE RIDER WILL NOT JEOPARDIZE THE QUALIFICATION OF THE POLICY AS LIFE INSURANCE UNDER FEDERAL INCOME TAX LAW. HOWEVER, NEVLICO MAY DETERMINE NOT TO OFFER THE BENEFIT, OR MAY OFFER A SUBSTANTIALLY DIFFERENT BENEFIT, TO THE EXTENT THAT NEVLICO DEEMS ADVISABLE IN LIGHT OF FUTURE CLARIFICATION OR INTERPRETATION OF APPLICABLE FEDERAL INCOME TAX LAW.

  If the accelerated benefits rider is offered, it is expected to provide that if the insured is diagnosed as terminally ill, as defined in the rider, you may request an accelerated payment of the Policy's death benefit. The payment may be subject to discounting and charges. Payment will be subject to evidence satisfactory to NEVLICO.

INVESTMENT OPTIONS

  You have the option to allocate net scheduled premiums and net unscheduled payments among the sub-accounts of the Variable Account in any combination. Any portion of a net scheduled premium and net unscheduled payment allocated to one of the Policy's sub-accounts must be at least 10% of such premium or payment. Percentages allocated must be in whole numbers. Your Policy's cash value may be distributed among no more than ten accounts (including the Fixed Account) at any one time.

  You must make the initial election when you apply for the Policy. You may change the election at any time thereafter. The reallocation will be effective as to any net scheduled premiums due and net unscheduled payments applied after the date of receipt at NEVLICO's Administrative Office of written notice signed by you of the change of election in a form satisfactory to NEVLICO. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office.") You may also request a reallocation of future net premiums and net unscheduled payments by telephone. See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

  You may redistribute the amount provided for investment in the Policy's sub-accounts up to four times in a policy year without NEVLICO's consent. NEVLICO currently allows 12 sub-account transfers per policy year. All sub-account transfer requests made at the same time will be treated as a single redistribution and will be effective at relative net asset values as of the date of receipt of the transfer request at NEVLICO's Administrative Office. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office." For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".) Your Policy's cash value may be distributed among no more than ten accounts (including the Fixed Account) at any one time.

  You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to NEVLICO's Administrative Office or by telephoning The New England. To request a transfer or reallocation by telephone, you should contact your registered representative or contact The New England at 1-800-200-2214. Requests for transfers (up to NEVLICO's current limit per policy year) or reallocations by telephone will be automatically permitted. NEVLICO and The New England will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by The New England and NEVLICO to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If NEVLICO and The New England do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.

  For Policies issued in New York, transfers may be made by written request only. The New York Insurance Department does not currently allow transfer requests to be made by telephone.

SUBSTITUTION OF INSURED PERSON

  NEVLICO intends in the future to offer a rider benefit under certain Policies that will allow you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to certain restrictions and may also result in a cost or credit to you. This rider may not be approved in every state and therefore may not be available in every state. Your NEVLICO agent can provide current information on the availability of the rider. Since substituting the insured person may be a taxable event, you should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS

  NEVLICO will ordinarily pay any net cash value, policy loan or death benefit proceeds from the sub-accounts within 7 days after receipt at NEVLICO's Administrative Office of a request, or proof of death of the insured in the case of a death benefit payment, in a form satisfactory to NEVLICO. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office" and "Limits to NEVLICO's Right to Challenge the Policy".) However, NEVLICO may delay payment or transfers from the sub-accounts: (i) when the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payments or transfers impractical or (iii) at any other time when the Eligible Funds or the Variable Account may, under applicable laws and regulations, suspend payment. NEVLICO may withhold payment of surrender or loan proceeds to the extent that those proceeds are derived from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. In those cases, NEVLICO will process the surrender or loan to the extent of policy values for which the Policy Owner has made full payment. The balance of the surrender or loan proceeds will be paid when the Policy Owner's check, or the Master Service Account premium transaction, has cleared. NEVLICO may also delay payment if it considers whether to contest the Policy. NEVLICO will pay interest on the death benefit proceeds from the date they become payable to the date they are paid in one sum or, if a payment option was selected, to the effective date of the option. (See "Payment Options".)

  Death benefit proceeds may be paid pursuant to NEVLICO's Access Plus program. If the Access Plus program is elected, an Access Plus account will be established at State Street Bank & Trust Company at the time that death benefit proceeds are payable. The Access Plus account provides convenient access to proceeds, which are maintained in NEVLICO's general account, through checkbook privileges with State Street. A beneficiary may elect to have death benefit proceeds paid through the Access Plus program at any time prior to the payment of death benefit proceeds.

  Payments of net cash value, or of any loan value available, under a fixed-benefit lapse option or from cash value in the Fixed Account will normally be paid promptly. However, NEVLICO has the right to delay such payments for up to six months from the date of the request. NEVLICO will pay interest in accordance with state insurance law requirements on payments that are delayed.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

  At any time during the first 24 months after the date of issue shown in the Policy while the Policy is in force on a premium paying basis, you may exchange the Policy without evidence of insurability for a fixed-benefit life insurance policy. If you exercise this option, you will have to make up any investment loss experienced under the variable life insurance policy. The fixed-benefit policy will have guaranteed values which do not vary based on the investment experience of a separate account. The new policy will have the same face amount, Policy Date, issue age and risk classification for the insured as the variable life insurance policy, but will be issued by New England Mutual Life Insurance Company. For Policies issued in New York, you have the option of exchanging for a new policy with a face amount equal to the current death benefit of the exchanged Policy. Premiums for the new policy will be based on the premium rates for comparable fixed-benefit life insurance policies issued by The New England which were in effect on the Policy Date of the original policy. Any riders to the original Policy will be attached to the new policy if they are available.

  The exchange will be effective on the date of receipt of written notice at NEVLICO's Administrative Office in a form satisfactory to NEVLICO, the Policy and payment to NEVLICO of any cost to exchange. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office".)

  The cost to exchange will reflect any differences in the premiums and cash values under the Policy and the new fixed-benefit policy. Therefore, you will bear the investment risk with respect to any such differences. For this purpose, cash value of a Policy is determined as of the effective date of the exchange. Any outstanding policy loan must be repaid on or before the effective date of the exchange.

  For a Policy issued in connection with certain group or sponsored arrangements, you may in the future have the additional option of exchanging at any time during the first 36 months after the date of issue shown in the Policy, while the Policy is in force on a premium-paying basis, to a fixed-benefit term life insurance policy issued by New England Mutual Life Insurance Company. The terms and conditions applicable to the 24 month exchange privilege will also be applicable to this exchange privilege. If your Policy has this feature, upon surrender of the Policy in the first 36 months, you will receive the greater of the Policy's net cash value and the value which you would receive upon exercise of the exchange to term insurance option.

PAYMENT OPTIONS

  The death benefit or net cash value proceeds of a Policy will be paid in a lump sum, unless the Policy Owner or payee chooses to apply all or part of the proceeds under one of the payment options described below. A combination of payment options can be issued. The selection of a payment option and the naming of a payee must be in written form satisfactory to NEVLICO. You can make, change or revoke the selection before the death of the insured. Proceeds applied under a payment option will no longer be affected by the investment experience of the Variable Account. The guaranteed mortality assumption used in determining payments under an option will not vary based on sex. (For Policies issued in New York and Oregon, however, and which are not issued for use in connection with certain employer-sponsored benefit plans and fringe benefit programs, such mortality assumption will vary based on sex. See "Group or Sponsored Arrangements".) Once payments under an option begin, withdrawal rights may be restricted.

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. Proceeds are paid in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year compounded yearly. Additional interest paid by NEVLICO for any year will be added to the monthly payments for that year.

  (ii) LIFE INCOME. Proceeds are paid in equal monthly installments (i) during the life of the payee, but not after the death of the payee,
        (ii) for the longer of the life of the payee or 10 years or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. Proceeds are paid in equal monthly installments during the life of the payee. If, at the death of the payee, unpaid proceeds remain, they are paid either in one sum or in equal monthly installments until the total proceeds have been paid.

  (iv) INTEREST. Proceeds are held for the life of the payee or another agreed upon period. Interest, at a rate of not less than 3.5% a year, is paid monthly or added to the principal annually. At the death of the payee or at the end of the period agreed to, the balance of principal and any accrued interest will be paid in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. Proceeds plus interest accrued thereon at a rate of not less than 3.5% annually, are paid in an amount elected at the frequency elected until total proceeds have been paid. Any of such amounts unpaid at the death of the payee will be paid in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. Proceeds will be paid in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years or (iii) while the two payees are living and, after the death of one payee, two-thirds of the monthly amount for the life of the surviving payee will be paid.

  If installments under an option would be less than $20, proceeds can be applied to an option only with the consent of NEVLICO.

ADDITIONAL BENEFITS BY RIDER

  A Policy can include additional benefits that NEVLICO approves based on NEVLICO's standards for issuing insurance and classifying risks. An additional benefit usually requires an additional premium. An additional benefit is provided by a rider that is subject to the terms of the Policy. However, rider benefits are not subject to variation based on the net investment experience of a Policy's sub-accounts.

  There may be circumstances in which it will be to your economic advantage to include a significant portion or percentage of your insurance coverage under a term rider. In many other circumstances, it may be in your interest to obtain a Policy without term rider coverage. These circumstances depend on many factors, including the premium levels and amount and duration of coverage you choose, as well as the age, sex and risk classification of the insured.

  Reductions in or elimination of term rider coverage does not trigger the imposition of a surrender charge, and use of a term rider generally reduces sales compensation. Your NEVLICO agent can provide you more information on the uses of term rider coverage.

  The following riders are available:

    LEVEL TERM INSURANCE, which provides term insurance;

    ACCIDENTAL DEATH BENEFIT, which provides additional insurance if death results from accidental bodily injury;

    OPTIONS TO PURCHASE ADDITIONAL LIFE INSURANCE, which provides the right to purchase additional insurance on the life of the insured, without proof of insurability;

    WAIVER OF SCHEDULED PREMIUMS -- DISABILITY OF INSURED, which provides for waiver of scheduled premiums for the total disability of the insured;

    WAIVER OF SCHEDULED PREMIUMS -- DISABILITY OF APPLICANT, which provides for waiver of scheduled premiums for the total disability of the person named in the rider;

    WAIVER OF SCHEDULED PREMIUMS -- DEATH OF APPLICANT, which provides for waiver of scheduled premiums for a limited period upon the death of the person named in the rider;

    WAIVER OF SCHEDULED PREMIUMS -- DEATH OR DISABILITY OF APPLICANT, which provides for waiver of scheduled premiums for a limited period upon the death or disability of the person named in the rider;

    TEMPORARY TERM INSURANCE, which provides for insurance from the date of issue to the Policy Date;

    CHILDREN'S INSURANCE, which provides insurance on the life of the insured's children.

  Certain riders are available only for sex based Policies. NEVLICO may from time to time discontinue the availability of certain riders or make available riders in addition to those listed above. You should consult your agent regarding the availability of particular riders.

POLICY OWNER AND BENEFICIARY

  The Policy Owner is named in the application for the Policy; however, the Policy Owner can be changed from time to time. The new Policy Owner will succeed to all of the rights of the former Policy Owner, including the right to make a further change of Policy Owner. At the death of the Policy Owner, his or her estate will be the Policy Owner, unless a successor Policy Owner has been named. The rights of the Policy Owner (except for rights to payment of benefits) will terminate at the death of the insured, except for rights to payment of benefits.

  The beneficiary is named in the application for the Policy; however, the beneficiary can be changed from time to time before the death of the insured. The beneficiary has no rights in the Policy until the death of the insured. An individual must survive the insured to qualify as beneficiary; if none survives, the proceeds will be paid to the Policy Owner.

  A change of Policy Owner or beneficiary must be in written form satisfactory to NEVLICO and must be dated and signed by the Policy Owner. The change will be subject to all payments made and actions taken by NEVLICO under the Policy before the signed change form is received by NEVLICO at its Administrative Office.

  An absolute assignment of the Policy by the Policy Owner is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy by the Policy Owner is not a change of Policy Owner or beneficiary; however, their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by NEVLICO before a signed copy of the assignment form is received by the Company at its Administrative Office. NEVLICO will not be responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

  The Variable Account was established as a separate investment account of NEVLICO on January 31, 1983 by NEVLICO's Board of Directors in accordance with the provisions of Section 2932 of the Delaware Insurance Code. The Variable Account acts as the funding vehicle for certain variable life insurance policies issued by NEVLICO in addition to the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws. The Variable Account is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the Investment Company Act of 1940 does not involve supervision by the SEC of the management or investment practices or policies of the Variable Account or of NEVLICO. Under Delaware law, however, both NEVLICO and the Variable Account are subject to regulation by the Delaware Insurance Commissioner. NEVLICO and its variable life insurance operations, including the investment of assets held by the Variable Account, are also subject to the insurance laws and regulations of all jurisdictions in which NEVLICO is authorized to do business.

  Although the assets of the Variable Account are owned by NEVLICO, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business NEVLICO may conduct. NEVLICO believes this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of NEVLICO's general creditors, and may only be used to support the cash values under its variable life insurance policies issued by the Variable Account. But NEVLICO may transfer to its general account assets which exceed the reserves and other liabilities of the Variable Account. Before making any such transfer, NEVLICO will consider any possible adverse impact the transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of NEVLICO's other income or realized and unrealized capital gains and losses.

  NEVLICO may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Policies.

INVESTMENTS OF THE VARIABLE ACCOUNT

  The Variable Account currently has 16 investment sub-accounts, each of which invests in the shares of an Eligible Fund. The sub-accounts of the Variable Account are:

  -- The Zenith Money Market Sub-Account -- Amounts credited to this sub-account are invested in shares of the Back Bay Advisors Money Market Series of the New England Zenith Fund.

  -- The Zenith Bond Income Sub-Account -- Amounts credited to this sub-account are invested in shares of the Back Bay Advisors Bond Income Series of the New England Zenith Fund.

  -- The Zenith Capital Growth Sub-Account -- Amounts credited to this sub-account are invested in shares of the Capital Growth Series of the New England Zenith Fund.

  -- The Zenith Stock Index Sub-Account -- Amounts credited to this sub-account are invested in shares of the Westpeak Stock Index Series of the New England Zenith Fund.

  -- The Zenith Managed Sub-Account -- Amounts credited to this sub-account are invested in shares of the Back Bay Advisors Managed Series of the New England Zenith Fund.

  -- The Zenith Value Growth Sub-Account -- Amounts credited to this sub-account are invested in shares of the Westpeak Value Growth Series of the New England Zenith Fund.

  -- The Zenith Avanti Growth Sub-Account -- Amounts credited to this sub-account are invested in shares of the Loomis Sayles Avanti Growth Series of the New England Zenith Fund.

  -- The Zenith Small Cap Sub-Account -- Amounts credited to this sub-account are invested in shares of the Loomis Sayles Small Cap Series of the New England Zenith Fund.

  -- The Equity-Income Sub-Account -- Amounts credited to this sub-account are invested in shares of the Equity-Income Portfolio of the VIP Fund.

  -- The Overseas Sub-Account -- Amounts credited to this sub-account are invested in shares of the Overseas Portfolio of the VIP Fund.

  -- The High Income Sub-Account -- Amounts credited to this sub-account are invested in shares of the High Income Portfolio of the VIP Fund.

  -- The Asset Manager Sub-Account -- Amounts credit to this sub-account are invested in shares of the Asset Manager Portfolio of the VIP Fund II.

  -- The Zenith Equity Growth Sub-Account -- Amounts credited to this sub-account are invested in shares of the Alger Equity Growth Series of the New England Zenith Fund.*

  -- The Zenith Balanced Sub-Account -- Amounts credited to this sub-account are invested in shares of the Loomis Sayles Balanced Series of the New England Zenith Fund.*

  -- The Zenith Value Sub-Account -- Amounts credited to this sub-account are invested in shares of the Venture Value Series of the New England Zenith Fund.*

  -- The Zenith International Equity Sub-Account -- Amounts credited to this sub-account are invested in shares of the Draycott International Equity Series of the New England Zenith Fund.*
--------
* Availability of these sub-accounts is subject to any necessary state insurance department approvals.

  The New England Zenith fund is an open-end, diversified management company organized by The New England for the purpose of providing a vehicle for the investment of assets held in various separate investment accounts, including the Variable Account, established by NEVLICO or by other life insurance companies, to the extent legally permissible.

  The VIP Fund and VIP Fund II are open-end, diversified management investment companies that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies. The VIP Fund and VIP Fund II were organized by Fidelity Management & Research Company.

  For each day when the New York Stock Exchange is open for trading, the Variable Account purchases or redeems shares of the Eligible Fund portfolios based on, among other things, the amount of net premiums and net unscheduled payments invested in the Variable Account, transfers among sub-accounts of the Variable Account, policy loans, policy loan repayments, surrender and withdrawal payments and death benefit payments to be effected on that day. Such purchases and redemptions are effected at the net asset value per share for each Eligible Fund portfolio determined as of the close of regular trading on the New York Stock Exchange on that same day.

  The investment objectives of the Eligible Funds' portfolios currently available to Policy Owners through each corresponding sub-account are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Eligible Funds, their investment objectives, policies and restrictions, their expenses and other aspects of their operation, as well as a full description of risks related to investment in the Eligible Funds, is contained in the attached Eligible Fund prospectuses, which should be read and retained together with this prospectus, as well as in the New England Zenith Fund's Statement of Additional Information which may be obtained free of charge from New England Securities, and in the Statement of Additional Information for the VIP Fund and VIP Fund II which may be obtained free of charge from Fidelity Distributors Corporation.

  The Zenith Money Market Sub-Account invests in shares of the New England Zenith Fund's Back Bay Advisors Money Market Series. Its investment objective is to provide the highest possible level of current income consistent with preservation of capital. The Money Market Series seeks to achieve its objective through investment in a managed portfolio of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  The Zenith Bond Income Sub-Account invests in shares of the New England Zenith Fund's Back Bay Advisors Bond Income Series. Its investment objective is to provide a high level of current income consistent with protection of capital and moderate investment risk. The Bond Income Series seeks to achieve its objective through investment primarily in an investment quality bond portfolio.

  The Zenith Capital Growth Sub-Account invests in shares of the New England Zenith Fund's Capital Growth Series. Its investment objective is long-term growth of capital through investment primarily in equity securities.

  The Zenith Stock Index Sub-Account invests in shares of the New England Zenith Fund's Westpeak Stock Index Series. Its investment objective is to provide investment results that correspond to the composite price and yield performance of United

States publicly traded common stocks. The Stock Index Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Zenith Managed Sub-Account invests in shares of the New England Zenith Fund's Back Bay Advisors Managed Series. Its investment objective is to provide a favorable total investment return through investment in a diversified portfolio. The Managed Series' portfolio is expected to include
(i) common stocks, (ii) notes and bonds and (iii) money market instruments.

  The Zenith Value Growth Sub-Account invests in shares of the New England Zenith Fund's Westpeak Value Growth Series. Its investment objective is long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  The Zenith Avanti Growth Sub-Account invests in shares of the New England Zenith Fund's Loomis Sayles Avanti Growth Series. Its investment objective is long-term growth of capital. The Series normally will invest primarily in equity securities of companies with medium and large capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively) but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion).

  The Zenith Small Cap Sub-Account invests in shares of the New England Zenith Fund's Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stock or their equivalent. The Series will normally invest at least 65% of its total assets in companies with market capitalization of less than $500 million.

  The Zenith Balanced Sub-Account invests in shares of the New England Zenith Fund's Loomis Sayles Balanced Series. Its investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. Under normal conditions, the Series will invest at least 25% of its assets in bonds and at least 50% of its assets in common stocks.

  The Zenith International Equity Sub-Account invests in shares of the New England Zenith Fund's Draycott International Equity Series. Its investment objective is to seek total return from long-term growth of capital and dividend income. The series will invest primarily in common stocks of issuers either headquartered outside the U.S. or deriving a substantial part of their revenues from countries outside of the U.S.

  The Zenith Value Sub-Account invests in shares of the New England Zenith Fund's Venture Value Series. Its investment objective is growth of capital. The Series will primarily invest in domestic common stocks (and securities convertible into common stock) that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  The Zenith Equity Growth Sub-Account invests in shares of the New England Zenith Fund's Alger Equity Growth Series. Its investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, with a majority of issuers having a total market capitalization of $1 billion or greater.

  The Equity-Income Sub-Account invests in shares of the VIP Fund's Equity-Income Portfolio. Its investment objective is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio will also consider the potential for capital appreciation.

  The Overseas Sub-Account invests in shares of the VIP Fund's Overseas Portfolio. Its investment objective is long-term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

  The High Income Sub-Account invests in shares of the VIP Fund's High Income Portfolio. Its investment objective is to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. High-yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default and price volatility than higher-rated securities, and may present problems of liquidity and valuation.

  The Asset Manager Sub-Account invests in shares of the VIP Fund II Asset Manager Portfolio. Its investment objective is to seek high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

  The basic objective of the Policy is to provide benefits which increase in value when the investment experience of the Policy's sub-accounts is favorable. Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Zenith Capital Growth, Zenith Avanti Growth, Zenith Equity Growth, Zenith Value, Zenith Value Growth, Zenith Stock Index, Zenith International Equity or Zenith Small Cap Sub-Accounts, or the Equity-Income or Overseas Sub-Accounts, or some combination of these sub-accounts, may, therefore, be a more desirable selection for Policy Owners who are willing to accept such risks of short term fluctuations in value. For a demonstration of certain of these market trends, see Appendix C: Long Term Market Trends. Historically, the investment performance of "small cap" stocks over the long term has generally been superior to stocks of large capitalization companies, although "small cap" stocks have been substantially more volatile. Historically, having a small percentage of a portfolio invested in overseas stocks and the rest in domestic stocks has produced a portfolio that has less, although still substantial, volatility than a completely domestic portfolio. Equity investors should recognize that overseas and "small cap" funds traditionally involve more risk than most domestic stock funds.

  The performance of the various financial markets over shorter periods of time has sometimes differed from their long term historical results. Short term interest rates were very high in the late 1970's and early 1980's, but are now lower. Long term bond values continue to fluctuate, and common stock prices, which have risen substantially at times, have also had periods of volatility. Policy Owners who seek somewhat greater protection against loss of principal in the short term than that afforded by a stock fund may prefer the High Income Sub-Account or the Zenith Bond Income Sub-Account. However, because the High Income Portfolio invests in higher yielding, lower rated and unrated fixed income securities (including bonds commonly referred to as "junk" bonds), it has a higher degree of risk associated with it relative to more conservative fixed income funds. Those who seek even greater safety of principal may select the Zenith Money Market Sub-Account, although it is subject to possible rapid changes in short term interest rates. Those who primarily seek safety of principal should consider fixed life insurance as an alternative to variable life insurance.

  NEVLICO guarantees the principal invested in the Fixed Account, although this guarantee is subject to NEVLICO's claims paying ability.

  You may wish to consider diversifying your investments by allocating the Policy's cash value among two or more sub-accounts.

  Policy Owners may also diversify by selecting the Zenith Managed Sub-Account, Zenith Balanced Sub-Account or the Asset Manager Sub-Account, since each generally invests its assets at most times in a combination of bonds, stocks and short term instruments, in varying proportions depending upon the investment adviser's evaluation of the economy and financial markets. The Asset Manager Portfolio has the ability to invest its stock portfolio more aggressively than the Back Bay Advisors Managed Series. You may also wish to diversify your cash value by country. The Overseas Sub-Account and Zenith International Equity Sub-Account allow you to participate primarily in companies and economies outside the United States.

  The selection of a Policy's sub-accounts is a matter of your own choice and should depend on your willingness to accept investment risks, the other types of investments you have and your own assessment of future economic and financial market conditions.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, which is a subsidiary of The New England, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                      ADVISER                       SUB-ADVISER
        ------                      -------                       -----------
Capital Growth           Capital Growth Management
                         Limited
                         Partnership ("CGM")*
Back Bay Advisors Money  TNE Advisers, Inc.            Back Bay Advisors, L.P.**
 Market
Back Bay Advisors Bond   TNE Advisers, Inc.            Back Bay Advisors, L.P.**
 Income
Back Bay Advisors Man-   TNE Advisers, Inc.            Back Bay Advisors, L.P.**
 aged
Westpeak Stock Index     TNE Advisers, Inc.            Westpeak Investment Advisors,
                                                       L.P.**
Westpeak Value Growth    TNE Advisers, Inc.            Westpeak Investment Advisors,
                                                       L.P.**
Loomis Sayles Avanti     TNE Advisers, Inc.            Loomis, Sayles & Company, L.P.**
 Growth
Loomis Sayles Small Cap  TNE Advisers, Inc.            Loomis, Sayles & Company, L.P.**
Loomis Sayles Balanced   TNE Advisers, Inc.            Loomis, Sayles & Company, L.P.**
Draycott International   TNE Advisers, Inc.            Draycott Partners, Ltd.**
 Equity
Venture Value            TNE Advisers, Inc.            Selected/Venture Advisers, L.P.
Alger Equity Growth      TNE Advisers, Inc.            Fred Alger Management, Inc.

--------
 *An affiliate of The New England
**An indirect subsidiary of The New England

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Value Growth Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those series were advised by their current sub-adviser, except as follows. The New England itself served as investment adviser to the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series until September 10, 1986 when Back Bay Advisors assumed The New England's responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management Division was reorganized into CGM.

  The New England Zenith Fund Series incur charges for advisory fees and certain other expenses. Under a voluntary expense cap by TNE Advisers for each of the Capital Growth, Back Bay Advisors Bond Income, Back Bay Advisors Money Market, Back Bay Advisors Managed, Westpeak Stock Index, Westpeak Value Growth and Loomis Sayles Avanti Growth Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets; for the Loomis Sayles Small Cap Series, TNE Advisers will bear all expenses that exceed 1.00% of average daily net assets. For the remaining New England Zenith Fund Series TNE Advisers, under a voluntary expense deferral arrangement, will bear those expenses (other than the management fee) which exceed a certain limit in the year in which they are incurred and will charge those expenses to the series in a future year when actual expenses of the series are below the limit. The expense cap and expense deferral arrangement may be terminated at any time.

  The following table shows the annual operating expenses for each series, based on actual expenses incurred for 1994, after giving effect to the applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE CAP)

                                    BACK     BACK
                                    BAY      BAY      BACK                     LOOMIS LOOMIS
                                  ADVISORS ADVISORS   BAY    WESTPEAK WESTPEAK SAYLES SAYLES
                          CAPITAL   BOND    MONEY   ADVISORS  STOCK    VALUE   AVANTI SMALL
                          GROWTH   INCOME   MARKET  MANAGED   INDEX    GROWTH  GROWTH  CAP
                          SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES SERIES
                          ------- -------- -------- -------- -------- -------- ------ ------
Management Fee..........   .65%     .40%     .35%     .50%     .25%     .70%    .70%  1.00%
Other Expenses..........   .05%     .14%     .15%     .14%     .15%     .15%    .15%    --
                           ----     ----     ----     ----     ----     ----    ----  -----
 Total Series Operating
  Expenses..............   .70%     .54%     .50%     .64%     .40%     .85%    .85%  1.00%

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                            LOOMIS                        ALGER
                                            SAYLES    DRAYCOTT    VENTURE EQUITY
                                           BALANCED INTERNATIONAL  VALUE  GROWTH
                                            SERIES  EQUITY SERIES SERIES  SERIES
                                           -------- ------------- ------- ------
Management Fee...........................    .70%        .90%      .75%    .70%
Other Expenses...........................    .15%        .40%      .15%    .15%
                                             ----       -----      ----    ----
 Total Series Operating Expenses.........    .85%       1.30%      .90%    .85%

  For a discussion of other provisions of the advisory agreements, see the New England Zenith Fund prospectus attached at the end of this prospectus and the New England Zenith Fund's Statement of Additional Information.

  The investment adviser for the VIP Fund and VIP II Fund is Fidelity Management & Research Company, a registered investment adviser under the Investment Advisers Act of 1940. The Portfolios of the VIP Fund and VIP Fund II, as part of their operating expenses, pay investment management fees to Fidelity Management & Research Company.

  The Portfolios also bear certain other expenses. For the year ended December 31, 1994, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were as follows:

                                                                         TOTAL
  PORTFOLIO          MANAGEMENT FEES         OTHER EXPENSES         ANNUAL EXPENSES
  ---------          ---------------         --------------         ---------------
  Equity-Income            .52%                   .06%                    .58%*
  Overseas                 .77%                   .15%                    .92%
  High Income              .61%                   .10%                    .71%
  Asset Manager            .72%                   .08%                    .80%*

--------
* A portion of the brokerage commissions the portfolio paid was used to reduce its expenses. Without this reduction total operating expenses would have been .60% for the Equity-Income Portfolio and .81% for the Asset Manager Portfolio.

  Fidelity Management & Research Company is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. As of December 31, 1994, it advised funds having more than 22 million shareholder accounts with a total value of more than $250 billion. For more information regarding the Equity-Income, Overseas, High Income, and Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP Fund and VIP Fund II prospectus attached at the end of this prospectus and their Statement of Additional Information.

                               THE FIXED ACCOUNT

  A Fixed Account option is available under the Policy in states where it has been approved by the state insurance department. The Fixed Account option may not be approved by every state insurance department and thus may not be available in every state. As of the date of this prospectus the Fixed Account has not received approval in New Jersey, New York and Pennsylvania. NEVLICO is not currently seeking approval of the Fixed Account in any of those states.

  You may allocate net premiums and net unscheduled payments and may transfer cash value to the Fixed Account, which is part of NEVLICO's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and NEVLICO has been advised that the staff of the SEC does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

  NEVLICO's general account consists of all assets owned by NEVLICO other than those in the Variable Account and any other separate accounts which NEVLICO may establish. NEVLICO has sole discretion over the investment of assets in the general account, including those in the Fixed Account. Policy Owners do not share in the actual investment experience of the assets in the Fixed Account. Instead, NEVLICO guarantees that cash value in the Fixed Account will accrue interest at an effective annual net rate of at least 5%. NEVLICO is not obligated to credit interest at a rate higher than 5%, although in its sole discretion it may do so. NEVLICO declares the current interest rate for the Fixed Account periodically. Cash value in the Fixed Account will earn interest daily.

  NEVLICO's current method of crediting interest is as follows, although NEVLICO may modify this method in the future. All cash value of a Policy in the Fixed Account on a policy anniversary will earn interest at the declared annual rate in effect on the anniversary. The cash value will earn interest at this rate until the next policy anniversary, when it will be credited with the current rate declared by NEVLICO. (Although NEVLICO currently credits your entire Fixed Account cash value on a policy anniversary with the most recently declared annual rate until the next anniversary, NEVLICO has the right to select any portion, from 0% to 100%, of your Fixed Account cash value on a policy anniversary to earn interest at the most recently declared rate until the next policy anniversary.) Any net premiums or net unscheduled payments allocated or any portion of the cash value transferred to the Fixed Account on a date other than a policy anniversary will earn interest at NEVLICO's most recently declared rate until the next policy anniversary. The effective interest rate credited at any time to your cash value in the Fixed Account will be a weighted average of all the Fixed Account rates for your Policy.

  If you select the Fixed Account on the application, the Policy's cash value will not be allocated to the Fixed Account until the later of 45 days after the date Part 1 of the application is signed or 10 days after NEVLICO mails the Notice of Withdrawal Right. Until then, the net scheduled premium and any net unscheduled payment will be allocated to the Money Market Sub-Account. (See "Allocation of Net Premiums" and "Free Look Provision".) The cash value transferred from the Money Market Sub-Account to the Fixed Account will be credited with NEVLICO's most recently declared rate of interest as of the date of the transfer until the next policy anniversary.

VALUES AND BENEFITS

  The Policy's cash value in the Fixed Account will reflect the amount and frequency of net premiums and net unscheduled payments allocated to the Fixed Account, the amount of net interest credited to the cash value in the Fixed Account, any loans made against the Fixed Account cash value, any charges deducted from cash value in the Fixed Account, any transfer to or from the Variable Account and any partial surrenders or partial withdrawals from the Fixed Account cash value. Charges will be deducted from the Policy's cash value in the Fixed Account and in the Policy's sub-accounts in proportion to the amount of the Policy's cash value in each. (See "Deductions from Cash Value".) A Policy's total cash value will include its cash value in the Variable Account, its cash value in the Fixed Account, and any of its cash value held in NEVLICO's general account (but outside the Fixed Account) as a result of a policy loan.

  The amount of the Policy's cash value in the Fixed Account will be taken into account in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. The Policy's "tabular cash value" (a concept which is used in connection with the Option 2 death benefit, partial withdrawal and Special Premium Option features of the Policy) will be based on the assumption that the Policy's sub-accounts earned, and the Fixed Account credited, a 5% annual net rate of return. (See "Death Benefit".)

POLICY TRANSACTIONS

  NEVLICO reserves the right to restrict allocations to the Fixed Account if the effective annual rate of interest that would apply to the amount allocated is 4.5%. Otherwise, allocations of net premiums and net unscheduled payments to the Fixed Account are subject to the same percentage requirements as are allocations to the Variable Account. (See "Allocation of Net Premiums".)

  Except as described below, amounts in the Fixed Account are subject to the same rights and limitations as are amounts in the Variable Account with respect to transfers, loans, surrenders and partial withdrawals. (See "Other Policy Features".) The following special rules apply to transactions involving amounts in the Fixed Account.

  TRANSFERS OF AMOUNTS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT WILL BE ALLOWED ONLY ONCE IN EACH POLICY YEAR. A TRANSFER OF CASH VALUE FROM THE FIXED ACCOUNT WILL BE EFFECTED ONLY IF NEVLICO RECEIVES THE TRANSFER REQUEST NO MORE THAN 30 DAYS BEFORE THE POLICY ANNIVERSARY, AND THE TRANSFER WILL BE EFFECTED AS OF THE DATE THE TRANSFER REQUEST IS RECEIVED AT NEVLICO'S PRINCIPAL ADMINISTRATIVE OFFICE. THE AMOUNT OF CASH VALUE WHICH MAY BE TRANSFERRED FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may elect to transfer the entire amount of cash value from the Fixed Account. The total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account may not exceed four in one policy year without NEVLICO's consent. NEVLICO currently allows 12 such transfers per policy year. Transfers out of the Fixed Account will not be counted against this limit. NEVLICO reserves the right to restrict transfers of cash value into the Fixed Account.

  Unless you request otherwise, a policy loan will reduce the Policy's cash value in the sub-accounts and not the cash value allocated to the Fixed Account. In the event that the cash value in the Policy's sub-accounts is insufficient to provide the amount of the loan, the balance of the loan will be taken from the cash value in the Fixed Account. All loan repayments will be allocated first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan will earn interest at 5%, which will be credited annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the date it is credited.

  Unless you request otherwise, partial surrenders and partial withdrawals will be taken only from the Policy's sub-accounts and not the Fixed Account. In the event that the cash value in the Policy's sub-accounts is insufficient to provide the full amount requested, the balance of the partial surrender or partial withdrawal will be taken from the Fixed Account.

  NEVLICO reserves the right to delay transfers, withdrawals, surrenders and policy loans from the Fixed Account for up to six months. Loans to pay premiums on policies issued by NEVLICO will not be delayed.

           DISTRIBUTION AGREEMENT AND OTHER CONTRACTUAL ARRANGEMENTS

  Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell NEVLICO's variable life insurance policies and who are also registered representatives of New England Securities. New England Securities, a Massachusetts corporation organized in 1968, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

  New England Securities, whose principal business address is 399 Boylston Street, Boston, Massachusetts 02116, acts as the principal underwriter of the Policies under a Distribution Agreement between NEVLICO and New England Securities.

  Under the Distribution Agreement, NEVLICO will pay the following sales expenses: general agent and agency manager's compensation, agents' training allowances, agency expense allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  Also, commissions will be paid by NEVLICO to the agent involved in the sale of a Policy generally as follows: agents receive the equivalent of not more than 50% of the scheduled premium paid in the first policy year; in the second through sixth policy years, agents receive not more than 8% of the scheduled premium paid for a given year; in the seventh through tenth policy years, agents receive not more than 4% of the scheduled premium paid for a given year; in the subsequent years agents receive not more than 2% of the scheduled premium paid for a given year. Agents receive a commission of 3% of each unscheduled payment made. The amount of commissions for extra premiums for a Policy covering an insured in a substandard risk classification will be determined by NEVLICO's rules and practices current at the time such extra premiums are charged. Additional commissions are paid based on premiums paid for benefits purchased by rider. NEVLICO may recapture up to 50% of first year commissions paid to the agent if the Policy is not continued after the first policy anniversary. Agents with fewer than 4 years of service may be compensated differently. Agents who meet certain productivity and persistency standards in selling policies issued by NEVLICO and The New England may be eligible for additional compensation. Non-cash forms of compensation may also be paid. Sales expenses in any year are not equal to the deduction for sales load in that year.

  New England Securities distributes mutual funds, variable annuity contracts and variable life insurance policies. New England Securities is principal underwriter for New England Zenith Fund; The New England Variable Account; New England Retirement Investment Account; New England Variable Annuity Separate Account; and New England Variable Annuity Fund I. New England Securities also sells interests in various investment partnerships.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities and Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, the commission paid to the broker-dealer will not exceed 50% of the scheduled premium in the first policy year, 8% in the second through fifth policy years, 5% in the sixth through tenth policy years, 2% in the eleventh through twentieth policy years, and 3% of unscheduled payments. Commissions will be paid through the registered broker-dealer, which may also be reimbursed for portions of expenses incurred in connection with the sale of the Policies.

  Under a Services Agreement between NEVLICO, The New England and New England Securities, The New England performs underwriting, issuance and other administrative services for the Policy. Pursuant to the Services Agreement, for the year ending December 31, 1994, The New England was paid $39.6 million.

               LIMITS TO NEVLICO'S RIGHT TO CHALLENGE THE POLICY

  Generally NEVLICO has the right to challenge the validity of a Policy or rider for misrepresentations made in the application. However, NEVLICO cannot make such a challenge to the death benefit of a Policy or rider which has been in force during the life of the insured for 2 years from the date of issue, or, with respect to the portion of the death benefit resulting from an underwritten unscheduled payment, for 2 years (during the life of the insured) from the date the unscheduled payment is received.

MISSTATEMENT OF AGE OR SEX

  If the insured's age or sex is misstated in the Policy application, the Policy's cash value and death benefit will be what the premiums paid and unscheduled payments made would have purchased based on the insured's true age and, if the Policy is sex-based, on the insured's true sex.

SUICIDE

  If the insured commits suicide within two years from the Policy's date of issue (or less as required by the applicable state law), the death benefit will be limited to the sum of all scheduled premiums actually paid and unscheduled payments made, minus any outstanding policy loan and accrued interest, and minus the amount of each partial withdrawal and partial surrender made (or such greater amount required by state law).

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  The following discussion of Federal income tax issues relating to the Policies is general in nature and is not intended as tax advice. It represents what NEVLICO believes to be the Federal income tax treatment of the Policies in the most commonly occurring circumstances and does not reflect the effect of Federal income taxes in all situations. Furthermore, there is no guarantee that the Federal income tax laws and regulations or interpretation of them will not change. Therefore, NEVLICO recommends that you consult your own tax advisors for more complete information and advice.

  DEFINITION OF LIFE INSURANCE. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal income tax purposes.

  The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Policy is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Policy features, the absence of final regulations, and the lack of other pertinent interpretations of Section 7702, thus create some uncertainty about the application of Section 7702 to the Policy.

  Nevertheless, NEVLICO believes that the Policy qualifies as a life insurance contract for federal tax purposes. This means that:

  . the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

  . the Policy Owner should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until they are distributed from the Policy.

  Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether substandard risk and automatic issue Policies or Policies with term riders added will, in all cases, meet the statutory life insurance contract definition. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

  NEVLICO thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

  TAXATION OF ACCELERATED BENEFITS RIDER. NEVLICO believes that payments received under an accelerated benefits rider may be treated as distributions from the Policy under current law and, in addition, under regulations proposed December 15, 1992, as distributions, death benefits, or health, accident or disability benefits, depending on the circumstances, if the regulations are adopted as proposed. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) If such payments are distributions, their tax treatment would depend on whether or not the Policy is a modified endowment contract.

  TAX LAW EFFECTS ON CERTAIN PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code contains provisions affecting the tax treatment of any loan, assignment or other pre-death distribution from a life insurance policy which is also a "modified endowment contract" (defined below under "Modified Endowment Contracts"). Whether a Policy will be classified as a modified endowment contract will depend upon the amount and timing of payments made under the Policy. With certain exceptions discussed below, a Policy will not have the potential to be classified as a modified endowment contract unless it was issued on or after June 21, 1988.

  NON-MODIFIED ENDOWMENT CONTRACTS. For Policies not classified as modified endowment contracts NEVLICO believes any policy loans received under such Policies will be treated as indebtedness of the owner and will not be treated as taxable income to you. This assumes that the Policy has not lapsed, been surrendered or terminated. As a general rule, policy loan interest is not deductible under current Federal income tax law.

  You may be subject to Federal income tax upon surrender of the Policy if the net cash surrender value of the Policy is greater than the investment in the Policy less prior distributions from the Policy that were not taxed. If a Policy has a policy loan and is surrendered or lapses, the policy loan is treated as a distribution and would be taxable if there is a gain in the Policy. In that case, the gain in the Policy would be taxable even if the Policy has no net cash surrender value. If you incur a loss upon the surrender it is not likely to be deductible for Federal income tax purposes.

  Generally, a partial surrender of the Policy will not be taxable to you unless it is greater than the investment in the Policy less the untaxed portions of any prior distributions. The Internal Revenue Code does provide, however, that in certain situations in the first 15 years of the Policy partial surrenders may be taxable, in whole or part, if the net cash surrender value is greater than the total investment in the Policy less the previous untaxed distributions. This may be the case even if the amount of the partial surrender is less than the investment in the Policy. The exercise of an accelerated benefits rider, in whole or in part, may be treated as a surrender or partial surrender.

  MODIFIED ENDOWMENT CONTRACTS. A modified endowment contract is a life insurance contract issued on or after June 21, 1988, which fails to satisfy a "7-pay test". In general, a Policy will fail to satisfy the 7-pay test if the cumulative amount (both scheduled premiums and unscheduled payments) paid under the Policy at any time during the first seven policy years exceeds the sum of the net level premiums that would have been paid on or before such time had the Policy provided for paid up future benefits after the payment of seven level annual premiums. (The amount of premiums payable under the 7-pay test are calculated based upon certain assumptions regarding the Policy's earnings and the use of a reasonable mortality charge. Variable Account investment
                                              ---------------------------
experience above a 5% net rate of return does not affect whether or not a
-------------------------------------------------------------------------
Policy will become a modified endowment contract.) Riders to the Policy are
-------------------------------------------------
considered part of the Policy for purposes of applying the 7-pay test. A term rider on the insured issued in New York could cause the Policy to be treated less favorably for purposes of the 7-pay test. If there is a reduction in the Policy's future benefits (for example, as a result of a partial surrender or partial exercise of the accelerated benefits rider, or because you allow the Policy to lapse to Paid-Up Insurance) during the first seven policy years the 7-pay test will be applied as if the Policy had originally been issued at the reduced face amount. Any Policy received in exchange for a modified endowment contract will also be a modified endowment contract.

  Your agent can provide you with information about the maximum amount of scheduled premiums and unscheduled payments which you can make under the Policy during the first seven policy years and still satisfy the 7-pay test. This information will be based upon NEVLICO's current understanding of the Federal tax law. As is the case with any provision of the Internal Revenue Code, there is no assurance that the Internal Revenue Service will agree with NEVLICO's interpretation. NEVLICO will monitor any IRS announcements or rulings concerning compliance with the 7-pay test.

  MATERIAL CHANGES. If a "material change" in the benefits or other Policy terms occurs under a Policy which has satisfied the 7-pay test, the Policy may be treated as a new Policy entered into on the day on which the material change occurred. The Policy will be retested under the 7-pay test, after making certain adjustments to reflect the Policy's existing cash value. Any increase in future benefits under the Policy may constitute a material change unless the increase is due to the payment of premiums necessary to fund the Policy's lowest death benefit payable in the first seven policy years, or the crediting of interest or other earnings with respect to such premiums.

  If you do not wish to have the Policy become a modified endowment contract,
  ---------------------------------------------------------------------------
you may be required to limit the payment of premiums under the Policy at some
-----------------------------------------------------------------------------
point. This may be the case even if no unscheduled payments have been made for
------------------------------------------------------------------------------
the Policy. The point at which you may be required to limit the payment of
-----------
scheduled premiums will depend upon the issue age, sex and underwriting class of the insured, investment experience and the amount of any previous unscheduled payments. You may limit payment of scheduled premiums by use of the Special Premium Option, in those situations where it is applicable, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options".)

  Regardless of when it was issued, if a Policy described in this prospectus is exchanged on or after June 21, 1988 for another life insurance policy, including a fixed-benefit policy pursuant to the twenty-four month exchange right, the new insurance policy should be reviewed to determine how the rules regarding modified endowment contracts may apply to the new policy. (See "Exchange of Policy During First 24 Months".)

  DISTRIBUTIONS UNDER MODIFIED ENDOWMENT CONTRACTS. If a Policy is a modified endowment contract, then the following rules will apply to distributions under such contract:

  (a) Distributions will be includible in your gross income to the extent the cash value of the Policy exceeds your investment in the Policy (i.e. will be treated as income first).

  (b) Loans are considered distributions even if the amount borrowed is retained by NEVLICO as a premium. Your investment in the Policy will be increased by the amount of any prior loan that was included in your gross income.

  (c) A policy assignment is treated as a distribution. For example, in a split dollar insurance plan involving a collateral assignment of the Policy, the collateral assignment is a distribution which will subject any gain in the Policy to taxation.

  (d) A partial surrender to pay premiums is not a transaction specifically addressed and may or may not be treated as a taxable distribution.

  (e) For purposes of determining the amount of the distribution which is includible in gross income, all modified endowment contracts issued by NEVLICO or its affiliates to the same Policy Owner during any 12 month period shall be treated as one modified endowment contract.

  (f) Payments under the accelerated benefits rider may be treated as distributions that are subject to taxation under these rules if the payments are from a Policy that is a modified endowment contract.

  Any taxable distribution will be subject to an additional tax equal to 10% of the taxable amount of the distribution unless the distribution is:

  (a) made on or after the date when you attain age 59 1/2;

  (b) is attributable to your becoming disabled; or

  (c) is part of a series of substantially equal periodic payments made no less frequently than annually for your life (or life expectancy).

  If a Policy becomes a modified endowment contract, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. In addition, regulations or other interpretations may be issued which will apply similar tax treatment to other distributions made in anticipation of a Policy becoming a modified endowment contract.

  EFFECTIVE DATE. As explained above, the rules regarding modified endowment contracts apply only to Policies issued on or after June 21, 1988. For this purpose, the following Policies, even if issued before June 21, 1988, will be considered issued on or after June 21, 1988:

  (a) a Policy under which, after June 20, 1988, the death benefit is increased or an additional benefit (e.g. a Policy rider) is added if, prior to June 21, 1988, the Policy Owner did not have the right to obtain such increase or addition without submitting additional evidence of insurability;

  (b) a Policy issued after June 20, 1988, upon conversion of a term life policy; and,

  (c) in certain cases, a Policy under which the death benefit payable as of October 20, 1988, increases by more than $150,000.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon the individual circumstances of each Policy Owner or beneficiary.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Policy as life insurance. If the Policy does not qualify as life insurance, you may be subjected to immediate taxation on the incremental increases in cash value of the Policy. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and NEVLICO believes it complies fully with such requirements.

  In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which an owner's control of the investments of a separate account may cause a Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the separate account. To date, no such regulations or guidance has been issued. If a Policy Owner is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Owner's gross income.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, NEVLICO does not know what standards will be set forth in the regulations or rulings which the Treasury has stated it expects to be issued. NEVLICO therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Separate Account.

  In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences of ownership or receipt of proceeds under the Policy could differ from the principles stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the rules described above relating to Federal tax treatment, including the rules regarding modified endowment contracts. Policies owned by the trustee under the plans described above may be subject to restrictions under ERISA. You should consult a qualified tax advisor regarding any applicable requirements of ERISA.

  If the Policy is purchased as part of a pension or profit-sharing plan qualified under Section 401(a) of the Code, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will not be subject to Federal income tax. However, the cash value will generally be taxable to the extent it exceeds the sum of $5,000 plus the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his cash value or was an owner-employee under the plan.

  There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan.

  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  NEVLICO believes that Policies subject to the provisions of the Puerto Rican tax law will generally receive the same tax treatment as that described above for Policies subject to the Internal Revenue Code. You should note that Policies governed by the Puerto Rican tax law are not currently subject to the above-described rules regarding modified endowment contracts. If such a Policy becomes subject to the Internal Revenue Code, however, the rules regarding modified endowment contracts will apply, and they may apply retroactively. You should consult your tax advisor if a Policy governed by the Puerto Rican tax law subsequently becomes subject to the Internal Revenue Code.

CHARGE FOR NEVLICO'S INCOME TAXES

  Under current Federal income tax law no tax is imposed on NEVLICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes. NEVLICO reserves its rights to charge the Variable Account for company Federal income taxes in the future.

  Under current laws NEVLICO may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant and, accordingly, NEVLICO is not currently making a charge for them. If they increase, however, charges for such taxes attributable to the Variable Account may be made.

                                  MANAGEMENT

  The Directors and Executive Officers of NEVLICO and their principal business experience during the past five years are as follows:

                             DIRECTORS OF NEVLICO

                         PRINCIPAL BUSINESS EXPERIENCE DURING
 NAME                        THE PAST FIVE YEARS
 ----                    ------------------------------------
 Edward C. Hall          Executive Vice President--Clients Services of The New
                          England since 1988; Vice President--Administration of
                          NEVLICO
 Kernan F. King          Director, Executive Vice President and Chief Marketing
                          Officer of The New England since 1992; formerly,
                          Director, Executive Vice President--Administration
                          and General Counsel, 1990 to 1992, of The New England
 Robert E. Schneider     Director, Executive Vice President and Chief Financial
                          Officer of The New England since 1993; formerly,
                          Executive Vice President and Chief Financial Officer,
                          1990 to 1993, Senior Vice President, 1985 to 1990, of
                          The New England
 Robert A. Shafto        Chairman, President and Chief Executive Officer since
                          1993; formerly, President and Chief Executive
                          Officer, 1992 to 1993, President and Chief Operating
                          Officer, 1990 to 1992, of The New England; Chairman,
                          President and Chief Executive Officer of NEVLICO
 Daniel J. Toran         Executive Vice President of The New England since
                          1991; formerly, Senior Vice President--Agencies, 1986
                          to 1991, of The New England
 H. James Wilson         Executive Vice President and General Counsel of The
                          New England since 1993; formerly, Senior Vice
                          President and General Counsel, 1992 to 1993, Senior
                          Vice President and Associate General Counsel, 1990 to
                          1992, of The New England; General Counsel and
                          Secretary of NEVLICO
 Frederick K. Zimmermann Executive Vice President and Chief Investment Officer
                          of The New England since 1993; formerly, Senior Vice
                          President--Investments, 1989 to 1993, of The New
                          England; Vice President--Investments of NEVLICO

                         EXECUTIVE OFFICERS OF NEVLICO
                             OTHER THAN DIRECTORS

                         PRINCIPAL BUSINESS EXPERIENCE DURING
 NAME                        THE PAST FIVE YEARS
 ----                    ------------------------------------
 Rodney J. Chandler      Second Vice President and Actuary of The New England
                          since 1990; Chief Actuary of NEVLICO
 Chester R. Frost        Senior Vice President of The New England since 1984;
                          Vice President--Controller of NEVLICO
 John F. Guthrie         Vice President of The New England since 1983; Vice
                          President--Portfolio Strategy of NEVLICO
 John G. Small           Senior Vice President of The New England since 1990;
                          Vice President and Chief Underwriter of NEVLICO
 Phillip G. Sullivan     Second Vice President and Medical Director of The New
                          England since 1974; Vice President and Medical
                          Director of NEVLICO
 Newton H. Thompson      Second Vice President and Treasurer of The New England
                          since 1993; formerly, Second Vice President and
                          Assistant Treasurer, 1991 to 1992, and Assistant Vice
                          President and Assistant Treasurer, 1989 to 1991, of
                          The New England; Vice President and Treasurer of
                          NEVLICO
 H. James Wilson         See Directors above
 Frederick K. Zimmermann See Directors above

  The principal business address for each of the Directors and Executive Officers is the same as NEVLICO's.

                                 VOTING RIGHTS

  NEVLICO is the legal owner of all Variable Account assets, which consist primarily of the Eligible Fund shares held in the investment sub-accounts of the Variable Account. As such, NEVLICO is the legal owner of such shares with the corresponding right to vote them. However, in accordance with NEVLICO's view of the present applicable law, the Policy Owner will be permitted to give instructions as to how shares of each Eligible Fund portfolio in which such Policy Owner has an interest through the Policy's sub-accounts should be voted at meetings of shareholders.

  Those Policy Owners permitted to give instructions and the number of shares for which instructions may be given will be determined as of the record date for the meeting. All Eligible Fund shares held in any sub-account of the Variable Account or any other registered (or, to the extent granted by the issuing insurance company, unregistered) separate account of NEVLICO or any affiliate that are or are not attributable to life insurance policies (including the Policies) or annuity contracts and for which no timely instructions are received will be voted for, against, or withheld from voting on any proposition in the same proportion as (i) the aggregate record date cash value held in such sub-account for policies or contracts giving instructions, respectively, to vote for, against, or withhold, votes on such proposition, bears to (ii) the aggregate record date cash value held in that sub-account for all policies or contracts for which voting instructions are received. Owners of Policies continued in effect under fixed lapse options or under settlement options will not be permitted to give voting instructions. No voting privileges apply with respect to any cash value held in NEVLICO's general account as a result of a policy loan.

  All New England Zenith Fund shares held by the general investment account (or any unregistered separate account for which voting privileges were not extended) of NEVLICO or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions.

  Pursuant to conditions imposed in connection with regulatory relief granted by the SEC, the Eligible Funds' Boards of Trustees have an obligation to monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies, for example changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences between voting instructions given by variable life and variable annuity contract owners. The Board of Trustees will have an obligation to determine what action should be taken, including the removal of the affected sub-account(s) from the Eligible Fund(s), if necessary. If NEVLICO believes any Eligible Fund action is insufficient, NEVLICO will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that NEVLICO may be unable to remedy.

  NEVLICO may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the investment objectives of the portfolios of the Eligible Funds or to approve or disapprove an investment advisory or underwriting contract for such portfolio. In addition, NEVLICO itself may disregard voting instructions in favor of changes initiated by a Policy Owner or an Eligible Fund's Boards of Trustees in the investment policy, investment adviser or principal underwriter of the Eligible Fund portfolio if NEVLICO (i) reasonably disapproves of such changes and (ii) in the case of a change in investment policy or investment adviser, makes a good faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a sub-account's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of NEVLICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the sub-account. In the event NEVLICO does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semiannual report to Policy Owners.

                          RIGHTS RESERVED BY NEVLICO

  The voting procedures described in this prospectus are based on NEVLICO's and The New England's current understanding of requirements under applicable Federal securities laws or regulations or interpretations of such laws or regulations. In the future, if the Federal securities laws or regulations or interpretations of them change so that NEVLICO or The New England are permitted to vote any Eligible Fund shares in their own right, NEVLICO or The New England may elect to do so. NEVLICO also reserves the right, subject to compliance with applicable law, including approval of Policy Owners if so required, (1) to create new investment accounts; (2) to combine any two or more separate investment accounts including the Variable Account; (3) to make available additional sub-accounts of the Variable Account investing in additional Eligible Fund portfolios or in portfolios of other mutual funds;
(4) to invest the assets of the Variable Account in securities other than Eligible Fund shares or in shares of a different series of the Eligible Funds as a substitute for such shares already purchased or as the securities to be purchased in the future, to withdraw the availability of a series of the Eligible Funds as an investment option under the Policies, or to transfer assets to NEVLICO's general account as permitted by applicable law; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and (6) to deregister the Variable Account under the Investment Company Act of 1940 in the event such registration is no longer required. Policy Owner approval would probably not be required for NEVLICO to exercise most of these rights. However, NEVLICO will notify a Policy Owner if any such exercise of rights were to result in a material change in the Variable Account or its investments, although notice may not be legally required in all cases. Except as set forth above and as required by Federal or state law or regulation, NEVLICO will not take any action adversely affecting the rights of Policy Owners without their consent.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account sub-accounts, call the toll-free number 1-800-333-2501.

  For sub-account transfers or premium reallocations, call the toll-free number 1-800-200-2214. (This number is not available for sub-account transfers under Policies issued in New York.)

                                    REPORTS

  Annually (except while the Policy is continued in effect under a fixed lapse option or a settlement option), NEVLICO will send you a statement setting forth the death benefit, cash value of the Policy and any outstanding policy loan principal. NEVLICO will also send confirmation of significant financial activities, such as policy loans, reallocations among sub-accounts, lapses and surrenders, when the transactions occur.

  You will be sent semiannual reports containing the financial statements of the Variable Account and Eligible Funds.

                             ADVERTISING PRACTICES

  NEVLICO may from time to time receive endorsements of the Zenith Life Plus Policies from various professional organizations. NEVLICO may refer to or use such endorsements in advertisements or sales material promoting the Policies. NEVLICO may also pay the professional organization making the endorsement for the use of its customer or mailing lists in order to distribute promotional materials regarding the Policies. An endorsement of the Policies by a third party is not necessarily indicative of the future performance or results which may be obtained by persons who purchase the Policies.

  From time to time, articles discussing the Variable Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. References to, reprints or portions or reprints of such articles or rankings may be used by NEVLICO as sales literature or advertising material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

  Articles and releases, developed by NEVLICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds regarding individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volume and asset levels, and other characteristics may appear in various publications. References to or reprints of such articles may be used in promotional literature for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style. The reference may allude to or include excerpts from articles appearing in the media.

  The advertising and sales literature for the Policies and the Variable Account may refer to historical, current and prospective economic trends.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NEVLICO. Sutherland, Asbill & Brennan, Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Insurance Company and of the Variable Account have been audited by Coopers & Lybrand, independent auditors, as stated in their opinions appearing herein and have been so included in reliance upon their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Rodney
J. Chandler, F.S.A., M.A.A.A., Chief Actuary of NEVLICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                       ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS

  The tables in Appendix A illustrate the way the Policies operate. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e. investment income and capital gains and losses, realized or unrealized) for the Variable Account equivalent to constant after tax annual rates of 0%, 6% and 12%. The tables are based on annual scheduled premiums of $2,000 for males aged 35 and 45. The males aged 35 and 45 are assumed to be in the nonsmoker standard risk classification (on a non-automatic issue basis). Values are first given based on current mortality charges and then based on guaranteed mortality charges. In addition, each illustration is given first for a Policy with an Option 1 death benefit and then for a Policy with an Option 2 death benefit. These tables may assist in the comparison of death benefits, net cash values and cash values for the Policies with those under other variable life insurance policies which may be issued by NEVLICO or other companies. These tables may not provide a useful comparison for Version 1 automatic issue Policies, which are based on different cost of insurance rates. For examples of Policy illustrations based on Version 1 automatic issue rates, see Appendix
D. (Substandard risk Policies and Version 2 automatic issue Policies have the same basic scheduled premiums and cost of insurance rates as standard risk Policies but require an additional premium.)

  Death benefits, net cash values and cash values for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period, if scheduled premiums were paid at other than annual intervals, or if unscheduled payments were made. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if any policy loan were made during the period of time illustrated, if the insured were female or in the smoker standard risk classification, or if the Policies were issued at unisex rates.

  The death benefits, net cash values and cash values shown in the tables reflect the fact that: (i) deductions have been made from annual premiums for the annual administrative charge, sales charge and state premium tax charge: and (ii) a monthly deduction (consisting of an administrative charge, a first year administrative fee and a minimum death benefit guarantee charge) and a charge for the cost of insurance are deducted from the cash value on the first day of each policy month. The net cash values shown in the tables reflect the fact that a surrender charge (consisting of a deferred sales charge and a deferred administrative charge) is deducted from the cash value upon surrender or lapse during the first 15 policy years. The death benefits, net cash values, and cash values also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .60% of the average daily value of the assets in the Variable Account attributable to the Policies. (See "Charges and Expenses".) The amounts shown in the table also reflect an average of the investment advisory fees and operating expenses incurred by the Eligible Funds, at an annual rate of .775% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between TNE Advisers and the New England Zenith Fund under which TNE Advisers bears operating expenses of the New England Zenith Fund that exceed certain amounts. If TNE Advisers terminates these arrangements, the values illustrated on the following pages could be less. (See "Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account" and "Investment Management".)

  Taking account of the charges for expense and mortality risks in the Variable Account and the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of - 1.37%, 4.55% and 10.47%, respectively. (See "Net Investment Experience".)

  The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, net cash values and cash values illustrated. (See "Charges for NEVLICO's Income Taxes".)

  The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

  NEVLICO will furnish upon request an illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or scheduled premium amount requested. Where applicable, NEVLICO will also furnish upon request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 35

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $176,018 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                          DEATH BENEFIT            NET CASH VALUE            CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL             GROSS ANNUAL            GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF       RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ----------------------- ----------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%     0%      6%      12%      0%         6%         12%
------  -----------    --       --      ---      --      --      ---     --      --      ---      --         --         ---
   1     $  2,100   $176,018 $176,018 $176,018 $     1 $    93 $   186 $ 1,347 $ 1,440 $ 1,533    -99.97%    -95.34%    -90.70%
   2        4,305    176,018  176,018  176,018   1,314   1,585   1,868   2,738   3,010   3,293    -54.77     -47.90     -41.19
   3        6,620    176,018  176,018  176,018   2,591   3,132   3,718   4,094   4,635   5,220    -36.46     -29.15     -21.09
   4        9,051    176,018  176,018  176,018   3,833   4,735   5,752   5,413   6,316   7,332    -27.35     -19.91     -12.77
   5       11,604    176,018  176,018  176,018   5,035   6,395   7,987   6,693   8,053   9,646    -22.05     -14.55      -7.40
   6       14,284    176,018  176,018  176,018   6,198   8,111  10,445   7,934   9,847  12,180    -18.64     -11.10      -3.95
   7       17,098    176,018  176,018  176,018   7,317   9,883  13,143   9,131  11,697  14,957    -16.29      -8.72      -1.58
   8       20,053    176,018  176,018  176,018   8,393  11,715  16,109  10,284  13,606  18,001    -14.59      -6.98       0.15
   9       23,156    176,018  176,018  176,018   9,422  13,604  19,369  11,391  15,573  21,338    -13.32      -5.66       1.46
  10       26,414    176,018  176,018  176,018  10,404  15,554  22,955  12,451  17,601  25,002    -12.33      -4.63       2.49
  15       45,315    176,018  176,018  176,018  16,935  28,638  49,501  16,935  28,638  49,501     -7.56      -0.58       6.04
  20       69,439    176,018  176,018  237,458  20,222  41,789  89,055  20,222  41,786  89,055     -7.07       0.41       7.13
  25      100,227    176,018  176,018  333,104  20,616  56,119 148,843  20,616  56,119 148,843     -7.76       0.88       7.62
  30      139,522    176,018  176,018  457,175  18,028  72,340 239,940  18,028  72,340 239,940     -9.54       1.18       7.90
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     8,700.91%  8,700.91%  8,700.91%
   2       789.46     789.46     789.46
   3       306.92     306.92     306.92
   4       174.74     174.74     174.74
   5       117.36     117.36     117.36
   6        86.26      86.26      86.26
   7        67.07      67.07      67.07
   8        54.18      54.18      54.18
   9        44.98      44.98      44.98
  10        38.14      38.14      38.14
  15        20.20      20.20      20.20
  20        12.69      12.69      15.06
  25         8.70       8.70      12.67
  30         6.26       6.26      11.17

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $176,018 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------ ------------------------ -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%         6%         12%
------  -----------    --       --      ---      --      --      ---      --      --      ---       --         --         ---
   1     $  2,100   $176,018 $176,018 $176,097 $     1 $    93 $    186 $ 1,347 $ 1,440 $  1,533    -99.97%    -95.34%    -90.71%
   2        4,305    176,018  176,018  176,264   1,314   1,585    1,867   2,738   3,010    3,292    -54.77     -47.90     -41.20
   3        6,620    176,018  176,018  176,535   2,591   3,132    3,716   4,094   4,635    5,219    -36.46     -29.15     -22.11
   4        9,051    176,018  176,018  176,924   3,833   4,735    5,749   5,413   6,316    7,329    -27.35     -19.91     -12.79
   5       11,604    176,018  176,018  177,446   5,035   6,395    7,982   6,693   8,053    9,640    -22.05     -14.55      -7.42
   6       14,284    176,018  176,018  178,119   6,198   8,111   10,434   7,934   9,847   12,170    -18.64     -11.10      -3.98
   7       17,098    176,018  176,018  178,962   7,317   9,883   13,124   9,131  11,697   14,938    -16.29      -8.72      -1.61
   8       20,053    176,018  176,018  179,997   8,393  11,715   16,079  10,284  13,606   17,971    -14.59      -6.98       0.11
   9       23,156    176,018  176,018  181,248   9,422  13,604   19,322  11,391  15,573   21,291    -13.32      -5.66       1.41
  10       26,414    176,018  176,018  182,741  10,404  15,554   22,883  12,451  17,601   24,930    -12.33      -4.63       2.43
  15       45,315    176,018  176,018  194,975  16,935  28,638   49,076  16,935  28,638   49,076     -7.56      -0.58       5.94
  20       69,439    176,018  176,018  234,741  20,222  41,789   88,036  20,222  41,789   88,036     -7.07       0.41       7.03
  25      100,227    176,018  176,018  329,602  20,616  56,119  147,278  20,616  56,119  147,278     -7.76       0.88       7.55
  30      139,522    176,018  176,018  452,611  18,028  72,340  237,544  18,028  72,340  237,544     -9.54       1.18       7.85
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     8,700.91%  8,700.91%  8,704.86%
   2       789.46     789.46     790.12
   3       306.92     306.92     307.36
   4       174.74     174.74     175.14
   5       117.36     117.36     117.78
   6        86.26      86.26      86.71
   7        67.07      67.07      67.56
   8        54.18      54.18      54.71
   9        44.98      44.98      45.58
  10        38.14      38.14      38.80
  15        20.20      20.20      21.31
  20        12.69      12.69      14.97
  25         8.70       8.70      12.60
  30         6.26       6.26      11.12

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $176,018 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                          DEATH BENEFIT            NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL             GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF        RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ---------------------- ---------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%     12%     0%      6%     12%      0%         6%         12%
------  -----------    --       --      ---      --      --     ---     --      --     ---      --         --         ---
   1     $  2,100   $176,018 $176,018 $176,018 $     1 $   93 $   186 $ 1,347 $1,440 $ 1,533    -99.97%    -95.34%    -90.70%
   2        4,305    176,018  176,018  176,018   1,314  1,585   1,868   2,738  3,010   3,293    -54.77     -47.90     -41.19
   3        6,620    176,018  176,018  176,018   2,591  3,132   3,718   4,094  4,635   5,220    -36.46     -29.15     -22.09
   4        9,051    176,018  176,018  176,018   3,833  4,735   5,752   5,413  6,316   7,332    -27.35     -19.91     -12.77
   5       11,604    176,018  176,018  176,018   5,035  6,395   7,987   6,693  8,053   9,646    -22.05     -14.55      -7.40
   6       14,284    176,018  176,018  176,018   6,198  8,111  10,445   7,934  9,847  12,180    -18.64     -11.10      -3.95
   7       17,098    176,018  176,018  176,018   7,317  9,883  13,143   9,131 11,697  14,957    -16.29      -8.72      -1.58
   8       20,053    176,018  176,018  176,018   8,393 11,715  16,109  10,284 13,606  18,001    -14.59      -6.98       0.15
   9       23,156    176,018  176,018  176,018   9,422 13,604  19,369  11,391 15,573  21,338    -13.32      -5.66       1.46
  10       26,414    176,018  176,018  176,018  10,404 15,554  22,955  12,451 17,601  25,002    -12.33      -4.63       2.49
  15       45,315    176,018  176,018  176,018  16,935 28,638  49,501  16,935 28,638  49,501     -7.56      -0.58       6.04
  20       69,439    176,018  176,018  237,458  20,222 41,789  89,055  20,222 41,789  89,055     -7.07       0.41       7.13
  25      100,227    176,018  176,018  333,104  20.616 56,119 148,843  20,616 56,119 148,843     -7.76       0.88       7.62
  30      139,522    176,018  176,018  452,170  16.264 71,039 237,313  16,264 71,039 237,313    -10.61       1.07       7.84
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     8,700.91%  8,700.91%  8,700.91%
   2       789.46     789.46     789.46
   3       306.92     306.92     306.92
   4       174.74     174.74     174.74
   5       117.36     117.36     117.36
   6        86.26      86.26      86.26
   7        67.07      67.07      67.07
   8        54.18      54.18      54.18
   9        44.98      44.98      44.98
  10        38.14      38.14      38.14
  15        20.20      20.20      20.20
  20        12.69      12.69      15.06
  25         8.70       8.70      12.67
  30         6.26       6.26      11.12

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $176,018 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                          DEATH BENEFIT             NET CASH VALUE             CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL         ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF       ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ------------------------ ------------------------ -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%      0%      6%      12%       0%         6%         12%
------  -----------    --       --      ---      --      --      ---      --      --      ---       --         --         ---
   1     $  2,100   $176,018 $176,018 $176,097 $     1 $    93 $    186 $ 1,347 $ 1,440 $  1,533    -99.97%    -95.34%    -90.71%
   2        4,305    176,018  176,018  176,264   1,314   1,585    1,867   2,738   3,010    3,292    -54.77     -47.90     -41.20
   3        6,620    176,018  176,018  176,535   2,591   3,132    3,716   4,094   4,635    5,219    -36.46     -29.15     -22.11
   4        9,051    176,018  176,018  176,924   3,833   4,735    5,749   5,413   6,316    7,329    -27.35     -19.91     -12.79
   5       11,604    176,018  176,018  177,446   5,035   6,395    7,982   6,693   8,053    9,640    -22.05     -14.55      -7.42
   6       14,284    176,018  176,018  178,119   6,198   8,111   10,434   7,934   9,847   12,170    -18.64     -11.10      -3.98
   7       17,098    176,018  176,018  178,962   7,317   9,883   13,124   9,131  11,697   14,938    -16.29      -8.72      -1.61
   8       20,053    176,018  176,018  179,997   8,393  11,715   16,079  10,284  13,606   17,971    -14.59      -6.98       0.11
   9       23,156    176,018  176,018  181,248   9,422  13,604   19,322  11,391  15,573   21,291    -13.32      -5.66       1.41
  10       26,414    176,018  176,018  182,741  10,404  15,554   22,883  12,451  17,601   24,930    -12.33      -4.63       2.43
  15       45,315    176,018  176,018  194,975  16,935  28,638   49,076  16,935  28,638   49,076     -7.56      -0.58       5.94
  20       69,439    176,018  176,018  234,741  20,222  41,789   88,036  20,222  41,789   88,036     -7.07       0.41       7.03
  25      100,227    176,018  176,018  329,602  20,616  56,119  147,278  20,616  56,119  147,278     -7.76       0.88       7.55
  30      139,522    176,018  176,018  447,656  16,264  71,039  234,944  16,264  71,039  234,944    -10.61       1.07       7.79
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     8,700.91%  8,700.91%  8,704.86%
   2       789.46     789.46     790.12
   3       306.92     306.92     307.36
   4       174.74     174.74     175.14
   5       117.36     117.36     117.78
   6        86.26      86.26      86.71
   7        67.07      67.07      67.56
   8        54.18      54.18      54.71
   9        44.98      44.98      45.58
  10        38.14      38.14      38.80
  15        20.20      20.20      21.31
  20        12.69      12.69      14.97
  25         8.70       8.70      12.60
  30         6.26       6.26      11.07

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $110,889 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                          DEATH BENEFIT            NET CASH VALUE            CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL             GROSS ANNUAL            GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF       RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ----------------------- ----------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%     0%      6%      12%      0%         6%         12%
------  -----------    --       --      ---      --      --      ---     --      --      ---      --         --         ---
   1      $ 2,100   $110,889 $110,889 $110,889 $   305 $   397 $   489 $ 1,326 $ 1,418 $ 1,510    -84.75%    -80.15%    -75.54%
  2         4,305    110,889  110,889  110,889   1,557   1,825   2,104   2,656   2,924   3,203    -48.59     -42.19     -35.89
  3         6,620    110,889  110,889  110,889   2,765   3,295   3,870   3,941   4,472   5,047    -34.02     -27.11     -20.37
  4         9,051    110,889  110,889  110,889   3,927   4,809   5,804   5,182   6,064   7,058    -26.51     -19.35     -12.43
  5        11,604    110,889  110,889  110,889   5,042   6,365   7,919   6,374   7,698   9,252    -22.01     -14.70      -7.68
  6        14,284    110,889  110,889  110,889   6,107   7,965  10,237   7,517   9,375  11,647    -19.05     -11.61      -4.52
  7        17,098    110,889  110,889  110,889   7,118   9,605  12,772   8,606  11,093  14,260    -16.99      -9.43      -2.29
  8        20,053    110,889  110,889  110,889   8,068  11,281  15,546   9,634  12,846  17,112    -15.50      -7.83      -0.64
  9        23,156    110,889  110,889  110,889   8,954  12,991  18,582  10,597  14,634  20,226    -14.40      -6.60       0.64
 10        26,413    110,889  110,889  110,889   9,767  14,730  21,904  11,488  16,451  23,626    -13.59      -5.65       1.65
 15        45,315    110,889  110,889  110,889  14,674  25,889  46,189  14,674  25,889  46,189     -9.62      -1.87       5.23
 20        69,438    110,889  110,889  157,948  16,565  37,136  82,896  16,565  37,136  82,896     -9.43      -0.71       6.52
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     5,444.49%  5,444.49%  5,444.49%
  2        596.29     596.29     596.29
  3        242.76     242.76     242.76
  4        140.36     140.36     140.36
  5         94.68      94.68      94.68
  6         69.53      69.53      69.53
  7         53.86      53.86      53.86
  8         43.26      43.26      43.26
  9         35.68      35.68      35.68
 10         30.01      30.01      30.01
 15         15.15      15.15      15.15
 20          8.95       8.95      11.83

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $110,889 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                          DEATH BENEFIT           NET CASH VALUE           CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL            GROSS ANNUAL           GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF        RATE OF RETURN OF      RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- --------------------- ----------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%     6%     12%     0%      6%      12%      0%         6%         12%
------  ----------- -------- -------- -------- ------ ------ ------- ------- ------- ------- ---------  ---------  ---------
   1      $ 2,100   $110,889 $110,889 $110,967 $  305 $  397 $   489 $ 1,326 $ 1,418 $ 1,510    -84.75%    -80.15%    -75.55%
   2        4,305    110,889  110,889  111,132  1,557  1,825   2,103   2,656   2,924   3,202    -48.59     -42.19     -35.91
   3        6,620    110,889  110,889  111,396  2,765  3,295   3,868   3,941   4,472   5,045    -34.02     -27.11     -20.40
   4        9,051    110,889  110,889  111,773  3,927  4,809   5,798   5,182   6,064   7,053    -26.51     -19.35     -12.47
   5       11,604    110,889  110,889  112,277  5,042  6,365   7,907   6,374   7,698   9,240    -22.01     -14.70      -7.73
   6       14,284    110,889  110,889  112,924  6,107  7,965  10,214   7,517   9,375  11,625    -19.05     -11.61      -4.59
   7       17,098    110,889  110,889  113,732  7,118  9,605  12,734   8,606  11,093  14,222    -16.99      -9.43      -2.37
   8       20,053    110,889  110,889  114,720  8,068 11,281  15,483   9,634  12,846  17,048    -15.50      -7.83      -0.73
   9       23,156    110,889  110,889  115,910  8,954 12,991  18,481  10,597  14,634  20,125    -14.40      -6.60       0.53
  10       26,413    110,889  110,889  117,325  9,767 14,730  21,749  11,488  16,451  23,470    -13.59      -5.65       1.52
  15       45,315    110,889  110,889  128,779 14,674 25,889  45,200  14,674  25,889  45,200     -9.62      -1.87       4.97
  20       69,438    110,889  110,889  153,133 16,565 37,136  80,369  16,565  37,136  80,369     -9.43      -0.71       6.26
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------- ---------- ---------- ----------
   1     5,444.49%  5,444.49%  5,448.40%
   2       596.29     596.29     597.10
   3       242.76     242.76     243.35
   4       140.36     140.36     140.92
   5        94.68      94.68      95.27
   6        69.53      69.53      70.17
   7        53.86      53.86      54.56
   8        43.26      43.26      44.05
   9        35.68      35.68      36.56
  10        30.01      30.01      31.00
  15        15.15      15.15      16.79
  20         8.95       8.95      11.58

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $110,889 FACE AMOUNT

                         OPTION 1--FIXED DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                          DEATH BENEFIT            NET CASH VALUE           CASH VALUE          INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL  ASSUMING HYPOTHETICAL       ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL             GROSS ANNUAL           GROSS ANNUAL       ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF      RATE OF RETURN OF     ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ----------------------- --------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%     0%     6%     12%      0%         6%         12%
------  -----------    --       --      ---      --      --      ---     --     --     ---      --         --         ---
   1      $ 2,100   $110,889 $110,889 $110,889 $   305 $   397 $   489 $1,326 $1,418 $ 1,510    -84.75%    -80.15%    -75.54%
   2        4,305    110,889  110,889  110,889   1,557   1,825   2,104  2,656  2,924   3,203    -48.59     -42.19     -35.89
   3        6,620    110,889  110,889  110,889   2,765   3,295   3,870  3,941  4,472   5,047    -34.02     -27.11     -20.37
   4        9,051    110,889  110,889  110,889   3,927   4,809   5,804  5,182  6,064   7,058    -26.51     -19.35     -12.43
   5       11,604    110,889  110,889  110,889   5,042   6,365   7,919  6,374  7,698   9,252    -22.01     -14.70      -7.68
   6       14,284    110,889  110,889  110,889   6,107   7,965  10,237  7,517  9,375  11,647    -19.05     -11.61      -4.52
   7       17,098    110,889  110,889  110,889   7,118   9,605  12,772  8,606 11,093  14,260    -16.99      -9.43      -2.29
   8       20,053    110,889  110,889  110,889   8,068  11,281  15,546  9,634 12,846  17,112    -15.50      -7.83      -0.64
   9       23,156    110,889  110,889  110,889   8,954  12,991  18,582 10,597 14,634  20,226    -14.40      -6.60       0.64
  10       26,413    110,889  110,889  110,889   9,767  14,730  21,904 11,488 16,451  23,626    -13.59      -5.65       1.65
  15       45,315    110,889  110,889  110,889  14,674  25,889  46,189 14,674 25,889  46,189     -9.62      -1.87       5.23
  20       69,438    110,889  110,889  156,241  15,507  36,215  82,000 15,507 36,215  82,000    -10.24       -.96       6.43
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     5,444.49%  5,444.49%  5,444.49%
   2       596.29     596.29     596.29
   3       242.76     242.76     242.76
   4       140.36     140.36     140.36
   5        94.68      94.68      94.68
   6        69.53      69.53      69.53
   7        53.86      53.86      53.86
   8        43.26      43.26      43.26
   9        35.68      35.68      35.68
  10        30.01      30.01      30.01
  15        15.15      15.15      15.15
  20         8.95       8.95      11.74

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45

        $2,000 ANNUAL PREMIUM FOR NON-SMOKER STANDARD UNDERWRITING RISK

                             $110,889 FACE AMOUNT

                       OPTION 2--VARIABLE DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                          DEATH BENEFIT            NET CASH VALUE            CASH VALUE           INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL        ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL             GROSS ANNUAL            GROSS ANNUAL        ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF         RATE OF RETURN OF       RATE OF RETURN OF      ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- ----------------------- ----------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%      0%      6%      12%     0%      6%      12%      0%         6%         12%
------  -----------    --       --      ---      --      --      ---     --      --      ---      --         --         ---
   1      $ 2,100   $110,889 $110,889 $110,967 $   305 $   397 $   489 $ 1,326 $ 1,418 $ 1,510    -84.75%    -80.15%    -75.55%
   2        4,305    110,889  110,889  111,132   1,557   1,825   2,103   2,656   2,924   3,202    -48.59     -42.19     -35.91
   3        6,620    110,889  110,889  111,396   2,765   3,295   3,868   3,941   4,472   5,045    -34.02     -27.11     -20.40
   4        9,051    110,889  110,889  111,773   3,927   4,809   5,798   5,182   6,064   7,053    -26.51     -19.35     -12.47
   5       11,604    110,889  110,889  112,277   5,042   6,365   7,907   6,374   7,698   9,240    -22.01     -14.70      -7.73
   6       14,284    110,889  110,889  112,924   6,107   7,965  10,214   7,517   9,375  11,625    -19.05     -11.61      -4.59
   7       17,098    110,889  110,889  113,732   7,118   9,605  12,734   8,606  11,093  14,222    -16.99      -9.43      -2.37
   8       20,053    110,889  110,889  114,720   8,068  11,281  15,483   9,634  12,846  17,048    -15.50      -7.83      -0.73
   9       23,156    110,889  110,889  115,910   8,954  12,991  18,481  10,597  14,634  20,125    -14.40      -6.60       0.53
  10       26,413    110,889  110,889  117,325   9,767  14,730  21,749  11,488  16,451  23,470    -13.59      -5.65       1.52
  15       45,315    110,889  110,889  128,779  14,674  25,889  45,200  14,674  25,889  45,200     -9.62      -1.87       4.97
  20       69,438    110,889  110,889  151,337  15,507  36,215  79,427  15,507  36,215  79,427    -10.24       -.96       6.16
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
-------    --         --         ---
   1     5,444.49%  5,444.49%  5,448.40%
   2       596.29     596.29     597.10
   3       242.76     242.76     243.35
   4       140.36     140.36     140.92
   5        94.68      94.68      95.27
   6        69.53      69.53      70.17
   7        53.86      53.86      54.56
   8        43.26      43.26      44.05
   9        35.68      35.68      36.56
  10        30.01      30.01      31.00
  15        15.15      15.15      16.79
  20         8.95       8.95      11.48

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  The information contained in this Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not represent what may happen in the future.

  The Policies were not available until June 1988. The New England Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the New England Zenith Fund commenced operations on May 1, 1987. The Westpeak Value Growth Series and Loomis Sayles Avanti Growth Series of the New England Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available under the Policies on December 19, 1994. The remaining New England Zenith Fund Series commenced operations on October 31, 1994 and were made available under the Policies on May 1, 1995. The Equity-Income Portfolio and Overseas Portfolio of the VIP Fund commenced operations on October 9, 1986 and January 28, 1987, respectively. They were first made available as investment options under the Policies on April 30, 1993. The High Income Portfolio of the VIP Fund and the Asset Manager Portfolio of VIP Fund II commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options on December 19, 1994. The illustrations are based on the actual investment experience of the relevant Eligible Funds for the periods shown (and reflect actual charges and expenses incurred by the Eligible Funds), and reflect a charge for mortality and expense risks against the Variable Account's assets at an annual rate of .60%. The illustrations assume that annual scheduled premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

VARIABLE ACCOUNT INVESTMENT EXPERIENCE

  The Policies are supported by the Variable Account which invests in the Eligible Funds. The investment experience of the sub-account or sub-accounts chosen by Policy Owners will affect the values and benefits of their Policies.

  Many factors in addition to investment experience will affect the actual values and benefits of a particular Policy. For instance, these investment experience figures do not reflect the charges deducted from premiums and monthly deductions from the cash value. (See "Charges Assessed in Connection with the Policy", "Cost of Insurance Charges" and "Charges and Expenses".)

NET RATES OF RETURN

  The annual net rate of return is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, the rate is calculated by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

               SUB-ACCOUNTS INVESTING IN NEW ENGLAND ZENITH FUND

                                                           ANNUAL NET RATE OF RETURN
                  -----------------------------------------------------------------------------------------------------------
                                                                  FOR ONE YEAR ENDING
                  8/26/83- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT       12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------       -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth*.    8.64%    -.96%   67.09%   94.04%   51.79%   -9.36%   30.80%   -4.64%   53.06%   -6.61%   14.28%   -8.30%
Bond Income.....    2.83%   12.10    18.05    14.15     1.65     7.63    11.68     7.48    17.25     7.53    11.94    -4.16
Money Market....    3.08%    9.96     7.61     6.16     5.89     6.94     8.58     7.50     5.58     3.18     2.36     3.39
                  8/26/83- 8/28/83-
                  12/31/94 12/31/94
                   TOTAL   EFFECTIVE
SUB-ACCOUNT        RETURN   ANNUAL
-----------       -------- ---------
Capital Growth*.   796.88%   21.33%
Bond Income.....   175.92     9.36
Money Market....    97.31     6.17

                                                ANNUAL NET RATE OF RETURN
                         ----------------------------------------------------------------------- 5/1/87-   5/1/87-
                                                       FOR ONE YEAR ENDING                       12/31/94 12/31/94
                         5/1/87-  --------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Stock Index.............  -12.55%  14.67%   32.72%   -6.33%   29.65%    6.65%    9.07%    0.45%   88.86%    8.64%
Managed.................   -1.06%   8.43    19.83     1.72    19.45     6.06     9.99    -1.78    78.98     7.89

                                  ANNUAL NET RATE OF RETURN   4/30/93- 4/30/93-
                                 ---------------------------- 12/31/94 12/31/94
                                 4/30/93  FOR ONE YEAR ENDING  TOTAL   EFFECTIVE
SUB-ACCOUNT                      12/31/93      12/31/94        RETURN   ANNUAL
-----------                      -------- ------------------- -------- ---------
Value Growth....................  13.78%         -2.11%        11.38%    6.67%
Avanti Growth...................  14.28          -1.94         12.05     7.05

                                  ANNUAL NET RATE OF RETURN    5/2/94-   5/2/94-
                                  ---------------------------- 12/31/94 12/31/94
                                     5/2/94-                    TOTAL   EFFECTIVE
SUB-ACCOUNT                          12/31/94                   RETURN   ANNUAL
-----------                       ----------------             -------- ---------
Small Cap........................         -4.40%                -4.40%    --

                                ANNUAL NET RATE OF RETURN    10/31/94- 10/31/94-
                                ---------------------------- 12/31/94  12/31/94
                                  10/31/94-                    TOTAL   EFFECTIVE
SUB-ACCOUNT                        12/31/94                    RETURN   ANNUAL
-----------                     -----------------            --------- ---------
Equity Growth..................          -5.60%                -5.60%    --
Balanced.......................           -.30                  -.30     --
Value..........................          -3.30                 -3.30     --
International Equity...........           2.09                  2.09     --

--------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

          SUB-ACCOUNTS INVESTING IN VARIABLE INSURANCE PRODUCTS FUND

                                              ANNUAL NET RATE OF RETURN
                   -------------------------------------------------------------------------------- 10/9/86- 10/9/86-
                                                      FOR ONE YEAR ENDING                           12/31/94 12/31/94
                   10/9/86- -----------------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT        12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  RETURN   ANNUAL
-----------        -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Equity-Income.....   .06%    -3.08%   17.46%   18.82%  -16.81%   31.07%   16.39%   17.59%   6.28%   123.50%   10.27%

                                                ANNUAL NET RATE OF RETURN
                         ----------------------------------------------------------------------- 1/28/87- 1/28/87-
                                                       FOR ONE YEAR ENDING                       12/31/94 12/31/94
                         1/28/87- --------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
Overseas................  -5.90%   10.75%   23.23%   -1.79%   7.79%   -11.12%   36.53%    0.59%   62.37%    6.31%

                                                 ANNUAL NET RATE OF RETURN
                 ----------------------------------------------------------------------------------------- 9/19/85- 9/19/85-
                                                        FOR ONE YEAR ENDING                                12/31/94 12/31/94
                 9/19/85- --------------------------------------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  RETURN   ANNUAL
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- ---------
High Income.....  6.20%    16.98%   0.61%    10.85%   -4.65%   -2.81%   34.27%   22.43%   19.68%   -2.05%  147.42%   10.25%

         SUB-ACCOUNT INVESTING IN VARIABLE INSURANCE PRODUCTS FUND II

                                       ANNUAL NET RATE OF RETURN
                         ----------------------------------------------------- 9/6/89-   9/6/89-
                                              FOR ONE YEAR ENDING              12/31/94 12/31/94
                         9/6/89-  --------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- ---------
Asset Manager...........  1.12%    5.56%    21.83%   11.04%   20.51%   -7.00%   61.83%    9.48%

POLICY PERFORMANCE

  The material below assumes, in the first example, a Policy with an Option 1 death benefit was issued with a $176,018 face amount and annual premiums of $2,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Equity, Zenith Value, and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Value Growth and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker standard risk, age 35. The second example assumes a Policy was issued with a $197,864 face amount and annual premiums of $2,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Equity, Zenith Value, and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Value Growth and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a female nonsmoker standard risk, age 35. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of Policy investment experience also reflect all charges applicable to the Policy, including cost of insurance charges based on NEVLICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                      MALE NONSMOKER STANDARD RISK, AGE 35
                         OPTION 1--FIXED DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $176,018 $176,018 $ 1,754 $   408       --             --
December 31, 1983.......   2,000   176,018  176,018   1,767     420     -98.87%          --
December 31, 1984.......   4,000   176,018  176,018   3,125   1,700     -70.31       2,596.84%
December 31, 1985.......   6,000   176,018  176,018   6,938   5,435      -7.20         526.27
December 31, 1986.......   8,000   176,018  176,018  14,826  13,245      28.61         244.56
December 31, 1987.......  10,000   176,018  176,018  23,555  21,897      34.57         149.53
December 31, 1988.......  12,000   176,018  176,018  22,775  21,039      19.80         104.22
December 31, 1989.......  14,000   176,018  176,018  30,987  29,174      21.72          78.34
December 31, 1990.......  16,000   176,018  176,018  30,877  28,986      15.14          61.82
December 31, 1991.......  18,000   176,018  199,689  48,770  46,801      21.18          53.35
December 31, 1992.......  20,000   176,018  187,012  47,028  44,981      16.03          43.42
December 31, 1993.......  22,000   176,018  214,155  55,065  53,189      15.68          39.38
December 31, 1994.......  24,000   176,018  194,787  51,603  50,136      11.98          32.72

ZENITH BOND INCOME SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $176,018 $176,018 $ 1,754 $   408       --             --
December 31, 1983.......   2,000   176,018  176,018   1,663     316       --             --
December 31, 1984.......   4,000   176,018  176,018   3,373   1,949     -62.69%      2,596.84%
December 31, 1985.......   6,000   176,018  176,018   5,485   3,983     -28.17         526.27
December 31, 1986.......   8,000   176,018  176,018   7,702   6,121     -14.16         244.56
December 31, 1987.......  10,000   176,018  176,018   9,241   7,583     -11.70         149.53
December 31, 1988.......  12,000   176,018  176,018  11,358   9,622      -7.77         104.22
December 31, 1989.......  14,000   176,018  176,018  14,069  12,256      -3.99          78.34
December 31, 1990.......  16,000   176,018  176,018  16,520  14,629      -2.34          61.82
December 31, 1991.......  18,000   176,018  176,018  20,788  18,819       1.02          50.46
December 31, 1992.......  20,000   176,018  176,018  23,636  21,589       1.57          42.23
December 31, 1993.......  22,000   176,018  176,018  27,711  25,834       2.97          36.02
December 31, 1994.......  24,000   176,018  176,018  27,773  26,306       1.56          31.18

ZENITH MONEY MARKET SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $176,018 $176,018 $ 1,754 $   408       --             --
December 31, 1983.......   2,000   176,018  176,018   1,667     320       --             --
December 31, 1984.......   4,000   176,018  176,018   3,270   1,845     -65.88%      2,596.84%
December 31, 1985.......   6,000   176,018  176,018   4,976   3,473     -36.63         526.27
December 31, 1986.......   8,000   176,018  176,018   6,714   5,133     -23.15         244.56
December 31, 1987.......  10,000   176,018  176,018   8,528   6,870     -15.84         149.53
December 31, 1988.......  12,000   176,018  176,018  10,524   8,788     -10.98         104.22
December 31, 1989.......  14,000   176,018  176,018  12,807  10,993      -7.28          78.34
December 31, 1990.......  16,000   176,018  176,018  15,122  13,230      -4.99          61.82
December 31, 1991.......  18,000   176,018  176,018  17,284  15,315      -3.76          50.46
December 31, 1992.......  20,000   176,018  176,018  19,114  17,067      -3.31          42.23
December 31, 1993.......  22,000   176,018  176,018  20,816  18,939      -2.84          36.02
December 31, 1994.......  24,000   176,018  176,018  22,746  21,279      -2.08          31.18

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $176,018 $176,018 $ 1,754 $   408       --            --
December 31, 1987.......   2,000   176,018  176,018   1,322      83       --            --
December 31, 1988.......   4,000   176,018  176,018   3,037   1,612      -57.40%     1,304.55%
December 31, 1989.......   6,000   176,018  176,018   5,728   4,225      -19.73        393.40
December 31, 1990.......   8,000   176,018  176,018   6,784   5,204      -19.03        205.08
December 31, 1991.......  10,000   176,018  176,018  10,336   8,678       -5.28        131.98
December 31, 1992.......  12,000   176,018  176,018  12,492  10,756       -3.45         94.63
December 31, 1993.......  14,000   176,018  176,018  15,075  13,262       -1.48         72.41
December 31, 1994.......  16,000   176,018  176,018  16,515  14,624       -2.16         57.84

ZENITH MANAGED SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $176,018 $176,018 $ 1,754 $   408       --            --
December 31, 1987.......   2,000   176,018  176,018   1,500     153      -97.86%        --
December 31, 1988.......   4,000   176,018  176,018   3,123   1,698      -55.06      1,304.55%
December 31, 1989.......   6,000   176,018  176,018   5,362   3,860      -24.42        393.40
December 31, 1990.......   8,000   176,018  176,018   6,968   5,388      -17.55        205.08
December 31, 1991.......  10,000   176,018  176,018   9,865   8,206       -7.34        131.98
December 31, 1992.......  12,000   176,018  176,018  11,953  10,217       -5.07         94.63
December 31, 1993.......  14,000   176,018  176,018  14,572  12,758       -2.54         72.41
December 31, 1994.......  16,000   176,018  176,018  15,673  13,782       -3.60         57.84

ZENITH AVANTI GROWTH SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF  RETURN ON INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 2,000  $176,018 $176,018 $ 1,754 $   408       --            --
December 31, 1993.......   2,000   176,018  176,018   1,711     365      -92.08%        --
December 31, 1994.......   4,000   176,018  176,018   3,134   1,709      -54.67      1,298.23%

ZENITH VALUE GROWTH SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 2,000  $176,018 $176,018 $ 1,754 $   408       --            --
December 31, 1993.......   2,000   176,018  176,018   1,703     356      -92.36%        --
December 31, 1994.......   4,000   176,018  176,018   3,101   1,676      -55.56      1,298.23%

ZENITH SMALL CAP SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 2,000  $176,018 $176,018 $ 1,754 $   408       --            --
December 31, 1994.......   2,000   176,018  176,018   1,438      92     -100.00%        --

ZENITH EQUITY GROWTH SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $176,018 $176,018 $ 1,754 $   408        --            --
December 31, 1994.......   2,000   176,018  176,018   1,586     240     -100.00%         --

ZENITH BALANCED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $176,018 $176,018 $ 1,754  $  408        --            --
December 31, 1994.......   2,000   176,018  176,018   1,679     332     -100.00%         --

ZENITH VALUE SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $176,018 $176,018 $ 1,754  $  408        --            --
December 31, 1994.......   2,000   176,018  176,018   1,626     279     -100.00%         --

ZENITH INTERNATIONAL EQUITY SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $176,018 $176,018 $ 1,754  $  408        --            --
December 31, 1994.......   2,000   176,018  176,018   1,720     374     -100.00%         --

EQUITY-INCOME SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 2,000  $176,018 $176,018 $ 1,754  $  408        --            --
December 31, 1986.......   2,000   176,018  176,018   1,687     340        --            --
December 31, 1987.......   4,000   176,018  176,018   2,781   1,357      -88.68%     3,658.16%
December 31, 1988.......   6,000   176,018  176,018   4,765   3,262      -44.44        597.26
December 31, 1989.......   8,000   176,018  176,018   6,975   5,395      -22.16        263.01
December 31, 1990.......  10,000   176,018  176,018   7,347   5,689      -25.21        157.23
December 31, 1991.......  12,000   176,018  176,018  11,057   9,321       -9.31        108.29
December 31, 1992.......  14,000   176,018  176,018  14,349  12,535       -3.44         80.80
December 31, 1993.......  16,000   176,018  176,018  18,190  16,298         .49         63.45
December 31, 1994.......  18,000   176,018  176,018  20,622  18,652         .84         51.61

OVERSEAS SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 2,000  $176,018 $176,018 $ 1,754  $  408        --            --
December 31, 1987.......   2,000   176,018  176,018   1,294      18        --            --
December 31, 1988.......   4,000   176,018  176,018   3,040   1,616      -49.16%       874.98%
December 31, 1989.......   6,000   176,018  176,018   5,466   3,964      -20.09        323.81
December 31, 1990.......   8,000   176,018  176,018   6,765   5,185      -17.14        181.02
December 31, 1991.......  10,000   176,018  176,018   8,768   7,110      -11.46        120.48
December 31, 1992.......  12,000   176,018  176,018   8,953   7,217      -14.72         88.08
December 31, 1993.......  14,000   176,018  176,018  14,067  12,253       -3.40         68.24
December 31, 1994.......  16,000   176,018  176,018  15,430  13,538       -3.79         54.99

HIGH INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 2,000  $176,018 $176,018 $ 1,754  $  408       --             --
December 31, 1985.......   2,000   176,018  176,018   1,754     407       --             --
December 31, 1986.......   4,000   176,018  176,018   3,501   2,077     -62.77%      3,107.49%
December 31, 1987.......   6,000   176,018  176,018   4,927   3,425     -39.43         563.12
December 31, 1988.......   8,000   176,018  176,018   6,891   5,311     -22.27         254.34
December 31, 1989.......  10,000   176,018  176,018   7,891   6,232     -20.56         153.65
December 31, 1990.......  12,000   176,018  176,018   9,021   7,285     -18.14         106.41
December 31, 1991.......  14,000   176,018  176,018  13,499  11,685      -5.54          79.66
December 31, 1992.......  16,000   176,018  176,018  17,847  15,955       -.07          62.70
December 31, 1993.......  18,000   176,018  176,018  22,727  20,758       3.30          51.08
December 31, 1994.......  20,000   176,018  176,018  23,533  21,486       1.49          42.69

ASSET MANAGER SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 2,000  $176,018 $176,018 $ 1,754  $  408       --             --
December 31, 1989.......   2,000   176,018  176,018   1,668     321       --             --
December 31, 1990.......   4,000   176,018  176,018   3,238   1,814     -68.76%      2,813.78%
December 31, 1991.......   6,000   176,018  176,018   5,415   3,913     -29.97         542.64
December 31, 1992.......   8,000   176,018  176,018   7,469   5,889     -16.44         248.96
December 31, 1993.......  10,000   176,018  176,018  10,479   8,821      -5.40         151.39
December 31, 1994.......  12,000   176,018  176,018  11,058   9,322      -8.99         105.21

                     FEMALE NONSMOKER STANDARD RISK, AGE 35
                         OPTION 1--FIXED DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
August 26, 1983.........  $2,000  $197,864 $197,864 $1,755  $  299       --             --
December 31, 1983.......   2,000   197,864  197,864  1,772     316       --             --
December 31, 1984.......   4,000   197,864  197,864  3,145   1,611     -72.98%      2,848.04%
December 31, 1985.......   6,000   197,864  197,864  6,989   5,377      -7.97         560.87
December 31, 1986.......   8,000   197,864  197,864 14,928  13,239      28.58         258.37
December 31, 1987.......  10,000   197,864  197,864 23,704  21,936      34.66         157.45
December 31, 1988.......  12,000   197,864  197,864 22,896  21,050      19.81         109.61
December 31, 1989.......  14,000   197,864  197,864 31,121  29,198      21.75          82.38
December 31, 1990.......  16,000   197,864  197,864 30,979  28,978      15.14          65.04
December 31, 1991.......  18,000   197,864  230,371 48,882  46,803      21.19          56.66
December 31, 1992.......  20,000   197,864  215,711 47,085  44,929      16.01          46.22
December 31, 1993.......  22,000   197,864  246,992 55,079  53,102      15.65          41.84
December 31, 1994.......  24,000   197,864  224,664 51,577  50,031      11.94          34.90

ZENITH BOND INCOME SUB-ACCOUNT
                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
August 26, 1983.........  $2,000  $197,864 $197,864 $1,755  $  299       --             --
December 31, 1983.......   2,000   197,864  197,864  1,668     212       --             --
December 31, 1984.......   4,000   197,864  197,864  3,395   1,861     -65.40%      2,848.04%
December 31, 1985.......   6,000   197,864  197,864  5,525   3,913     -29.29         560.87
December 31, 1986.......   8,000   197,864  197,864  7,750   6,061     -14.68         258.37
December 31, 1987.......  10,000   197,864  197,864  9,287   7,520     -12.05         157.45
December 31, 1988.......  12,000   197,864  197,864 11,396   9,550      -8.03         109.61
December 31, 1989.......  14,000   197,864  197,864 14,091  12,168      -4.21          82.38
December 31, 1990.......  16,000   197,864  197,864 16,519  14,518      -2.54          65.04
December 31, 1991.......  18,000   197,864  197,864 20,757  18,679       0.85          53.14
December 31, 1992.......  20,000   197,864  197,864 23,575  21,419       1.41          44.52
December 31, 1993.......  22,000   197,864  197,864 27,617  25,641       2.83          38.02
December 31, 1994.......  24,000   197,864  197,864 27,671  26,125       1.44          32.96

ZENITH MONEY MARKET SUB-ACCOUNT
                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
August 26, 1983.........  $2,000  $197,864 $197,864 $1,755  $  299       --             --
December 31, 1983.......   2,000   197,864  197,864  1,672     216       --             --
December 31, 1984.......   4,000   197,864  197,864  3,291   1,757     -68.59%      2,848.04%
December 31, 1985.......   6,000   197,864  197,864  5,012   3,400     -37.91         560.87
December 31, 1986.......   8,000   197,864  197,864  6,755   5,066     -23.82         258.37
December 31, 1987.......  10,000   197,864  197,864  8,569   6,801     -16.26         157.45
December 31, 1988.......  12,000   197,864  197,864 10,556   8,711     -11.29         109.61
December 31, 1989.......  14,000   197,864  197,864 12,822  10,899      -7.55          82.38
December 31, 1990.......  16,000   197,864  197,864 15,114  13,113      -5.23          65.04
December 31, 1991.......  18,000   197,864  197,864 17,249  15,170      -3.98          53.14
December 31, 1992.......  20,000   197,864  197,864 19,052  16,896      -3.52          44.52
December 31, 1993.......  22,000   197,864  197,864 20,730  18,753      -3.03          38.02
December 31, 1994.......  24,000   197,864  197,864 22,646  21,100      -2.23          32.96

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $197,864 $197,864 $ 1,755 $   299        --            --
December 31, 1987.......   2,000   197,864  197,864   1,329      83        --            --
December 31, 1988.......   4,000   197,864  197,864   3,062   1,528      -59.72%     1,410.81%
December 31, 1989.......   6,000   197,864  197,864   5,773   4,161      -20.54        417.58
December 31, 1990.......   8,000   197,864  197,864   6,828   5,139      -19.56        216.31
December 31, 1991.......  10,000   197,864  197,864  10,387   8,620       -5.53        138.86
December 31, 1992.......  12,000   197,864  197,864  12,531  10,686       -3.65         99.49
December 31, 1993.......  14,000   197,864  197,864  15,097  13,174       -1.66         76.13
December 31, 1994.......  16,000   197,864  197,864  16,512  14,511       -2.35         60.85

ZENITH MANAGED SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $197,864 $197,864 $ 1,755 $   299        --            --
December 31, 1987.......   2,000   197,864  197,864   1,508      52        --            --
December 31, 1988.......   4,000   197,864  197,864   3,148   1,614      -57.35%     1,410.81%
December 31, 1989.......   6,000   197,864  197,864   5,404   3,792      -25.32        417.58
December 31, 1990.......   8,000   197,864  197,864   7,012   5,322      -18.07        216.31
December 31, 1991.......  10,000   197,864  197,864   9,911   8,144       -7.62        138.86
December 31, 1992.......  12,000   197,864  197,864  11,988  10,143       -5.30         99.49
December 31, 1993.......  14,000   197,864  197,864  14,589  12,666       -2.73         76.13
December 31, 1994.......  16,000   197,864  197,864  15,665  13,665       -3.81         60.85

ZENITH AVANTI GROWTH SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 2,000  $197,864 $197,864 $ 1,755 $   299        --            --
December 31, 1993.......   2,000   197,864  197,864   1,721     265      -95.07%         --
December 31, 1994.......   4,000   197,864  197,864   3,159   1,625      -56.94      1,403.84%

ZENITH VALUE GROWTH SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 2,000  $197,864 $197,864 $ 1,755 $   299        --            --
December 31, 1993.......   2,000   197,864  197,864   1,713     256      -95.31          --
December 31, 1994.......   4,000   197,864  197,864   3,127   1,593      -57.83      1,403.84%

ZENITH SMALL CAP SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 2,000  $197,864 $197,864 $ 1,755 $   299        --            --
December 31, 1994.......   2,000   197,864  197,864   1,446      10     -100.00%         --

ZENITH EQUITY GROWTH SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $197,864 $197,864 $ 1,755 $   299        --            --
December 31, 1994.......   2,000   197,864  197,864   1,589     133     -100.00%         --

ZENITH BALANCED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $197,864 $197,864 $ 1,755  $  299        --            --
December 31, 1994.......   2,000   197,864  197,864   1,682     226     -100.00%         --

ZENITH VALUE SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $197,864 $197,864 $ 1,755  $  299        --            --
December 31, 1994.......   2,000   197,864  197,864   1,629     173     -100.00%         --

ZENITH INTERNATIONAL EQUITY SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $197,864 $197,864 $ 1,755  $  299        --            --
December 31, 1994.......   2,000   197,864  197,864   1,724     267     -100.00%         --

EQUITY-INCOME SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 2,000  $197,864 $197,864 $ 1,755  $  299        --            --
December 31, 1986.......   2,000   197,864  197,864   1,690     234        --            --
December 31, 1987.......   4,000   197,864  197,864   2,796   1,262      -90.97%     4,042.12%
December 31, 1988.......   6,000   197,864  197,864   4,798   3,187      -45.95        637.74
December 31, 1989.......   8,000   197,864  197,864   7,021   5,331      -22.82        278.07
December 31, 1990.......  10,000   197,864  197,864   7,383   5,615      -25.79        165.61
December 31, 1991.......  12,000   197,864  197,864  11,092   9,247       -9.61        113.91
December 31, 1992.......  14,000   197,864  197,864  14,370  12,447       -3.66         84.97
December 31, 1993.......  16,000   197,864  197,864  18,190  16,189         .31         66.76
December 31, 1994.......  18,000   197,864  197,864  20,594  18,516         .67         54.35

OVERSEAS SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 2,000  $197,864 $197,864 $ 1,755  $  299        --           --
December 31, 1987.......   2,000   197,864  197,864   1,306      18        --           --
December 31, 1988.......   4,000   197,864  197,864   3,071   1,537      -51.12%       939.24%
December 31, 1989.......   6,000   197,864  197,864   5,512   3,900      -20.81        342.86
December 31, 1990.......   8,000   197,864  197,864   6,810   5,120      -17.62        190.73
December 31, 1991.......  10,000   197,864  197,864   8,808   7,041      -11.79        126.70
December 31, 1992.......  12,000   197,864  197,864   8,972   7,127      -15.08         92.58
December 31, 1993.......  14,000   197,864  197,864  14,069  12,146       -3.62         71.75
December 31, 1994.......  16,000   197,864  197,864  15,407  13,406       -4.02         57.85

HIGH INCOME SUB-ACCOUNT

                                                                   INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE          NET   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   CASH     NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE      VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ ------- ------------- -------------
September 19, 1985......  $2,000  $197,864 $197,864 $1,755 $   299      --            --
December 31, 1985.......   2,000   197,864  197,864  1,758     302      --            --
December 31, 1986.......   4,000   197,864  197,864  3,521   1,987    -65.65%      3,421.33%
December 31, 1987.......   6,000   197,864  197,864  4,961   3,349    -40.83         600.75
December 31, 1988.......   8,000   197,864  197,864  6,932   5,243    -22.95         268.80
December 31, 1989.......  10,000   197,864  197,864  7,927   6,160    -21.06         161.81
December 31, 1990.......  12,000   197,864  197,864  9,046   7,201    -18.57         111.92
December 31, 1991.......  14,000   197,864  197,864 13,512  11,589     -5.80          83.78
December 31, 1992.......  16,000   197,864  197,864 17,838  15,837      -.27          65.97
December 31, 1993.......  18,000   197,864  197,864 22,688  20,609      3.13          53.79
December 31, 1994.......  20,000   197,864  197,864 23,468  21,312      1.32          45.00

ASSET MANAGER SUB-ACCOUNT
                                                                   INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE          NET   OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   CASH     NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE      VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ ------- ------------- -------------
September 6, 1989.......  $2,000  $197,864 $197,864 $1,755 $   299      --            --
December 31, 1989.......   2,000   197,864  197,864  1,672     216      --            --
December 31, 1990.......   4,000   197,864  197,864  3,257   1,724    -71.53%      3,091.28%
December 31, 1991.......   6,000   197,864  197,864  5,453   3,842    -31.14         578.58
December 31, 1992.......   8,000   197,864  197,864  7,516   5,827    -16.99         263.06
December 31, 1993.......  10,000   197,864  197,864 10,532   8,765     -5.67         159.42
December 31, 1994.......  12,000   197,864  197,864 11,097   9,252     -9.26         110.66

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

  The material below assumes, in the first example, a Policy with an Option 2 death benefit was issued with a $176,018 face amount and annual premiums of $2,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Equity, Zenith Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Value Growth and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a male nonsmoker standard risk, age 35. The second example assumes a Policy was issued with a $197,864 face amount and annual premiums of $2,000, paid on August 26 of each year (May 1 in the case of the Zenith Stock Index and Managed Sub-Accounts; May 2 in the case of the Zenith Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith International Equity, Zenith Value and Zenith Equity Growth Sub-Accounts; October 9 in the case of the Equity-Income Sub-Account; January 28 in the case of the Overseas Sub-Account; April 30 in the case of the Zenith Value Growth and Zenith Avanti Growth Sub-Accounts; September 19 in the case of the High Income Sub-Account; September 6 in the case of the Asset Manager Sub-Account), to a female nonsmoker standard risk, age 35. The death benefits, cash values and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations of Policy investment experience also reflect all charges applicable to the Policy, including cost of insurance charges based on NEVLICO's current rates. (See Appendix A for the definition of the internal rate of return.)

                      MALE NONSMOKER STANDARD RISK, AGE 35
                        OPTION 2--VARIABLE DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $176,018 $176,018 $ 1,754 $   408       --             --
December 31, 1983.......   2,000   176,018  176,152   1,767     420     -98.87%          --
December 31, 1984.......   4,000   176,018  176,028   3,124   1,700     -70.32       2,596.96%
December 31, 1985.......   6,000   176,018  178,015   6,935   5,433      -7.23         529.53
December 31, 1986.......   8,000   176,018  184,642  14,807  13,227      28.53         250.15
December 31, 1987.......  10,000   176,018  191,043  23,495  21,837      34.45         155.05
December 31, 1988.......  12,000   176,018  188,668  22,692  20,956      19.65         107.41
December 31, 1989.......  14,000   176,018  194,186  30,834  29,021      21.57          81.73
December 31, 1990.......  16,000   176,018  192,894  30,686  28,795      14.98          64.34
December 31, 1991.......  18,000   176,018  207,558  48,406  46,437      21.01          54.24
December 31, 1992.......  20,000   176,018  204,225  46,624  44,577      15.86          45.14
December 31, 1993.......  22,000   176,018  212,263  54,579  52,703      15.52          39.23
December 31, 1994.......  24,000   176,018  205,678  51,138  49,671      11.83          33.55

ZENITH BOND INCOME SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $176,018 $176,018 $ 1,754 $   408       --             --
December 31, 1983.......   2,000   176,018  176,048   1,663     316       --             --
December 31, 1984.......   4,000   176,018  176,254   3,373   1,949     -62.69%      2,599.60%
December 31, 1985.......   6,000   176,018  176,748   5,484   3,982     -28.18         527.46
December 31, 1986.......   8,000   176,018  177,340   7,698   6,118     -14.19         245.43
December 31, 1987.......  10,000   176,018  177,073   9,235   7,577     -11.73         149.93
December 31, 1988.......  12,000   176,018  177,451  11,349   9,613      -7.80         104.59
December 31, 1989.......  14,000   176,018  178,232  14,054  12,241      -4.03          78.77
December 31, 1990.......  16,000   176,018  178,738  16,498  14,607      -2.38          62.24
December 31, 1991.......  18,000   176,018  180,860  20,752  18,782       0.98          51.08
December 31, 1992.......  20,000   176,018  181,793  23,581  21,534       1.52          42.86
December 31, 1993.......  22,000   176,018  183,785  27,625  25,748       2.91          36.76
December 31, 1994.......  24,000   176,018  181,675  27,669  26,202       1.49          31.66

ZENITH MONEY MARKET SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $176,018 $176,018 $ 1,754 $   408       --             --
December 31, 1983.......   2,000   176,018  176,040   1,667     320       --             --
December 31, 1984.......   4,000   176,018  176,144   3,270   1,845     -65.89%      2,598.32%
December 31, 1985.......   6,000   176,018  176,246   4,975   3,473     -36.63         526.64
December 31, 1986.......   8,000   176,018  176,317   6,713   5,132     -23.16         244.76
December 31, 1987.......  10,000   176,018  176,400   8,526   6,868     -15.85         149.67
December 31, 1988.......  12,000   176,018  176,587  10,521   8,785     -10.99         104.37
December 31, 1989.......  14,000   176,018  177,002  12,802  10,988      -7.30          78.53
December 31, 1990.......  16,000   176,018  177,386  15,113  13,222      -5.01          62.03
December 31, 1991.......  18,000   176,018  177,546  17,270  15,301      -3.78          50.66
December 31, 1992.......  20,000   176,018  177,306  19,096  17,049      -3.33          42.37
December 31, 1993.......  22,000   176,018  176,856  20,794  18,917      -2.86          36.10
December 31, 1994.......  24,000   176,018  176,548  22,721  21,254      -2.10          31.23

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $176,018 $176,018 $ 1,754 $   408        --            --
December 31, 1987.......   2,000   176,018  176,018   1,322      83        --            --
December 31, 1988.......   4,000   176,018  176,018   3,037   1,612      -57.40%     1,304.55%
December 31, 1989.......   6,000   176,018  176,887   5,727   4,224      -19.74        394.39
December 31, 1990.......   8,000   176,018  176,288   6,782   5,202      -19.04        205.23
December 31, 1991.......  10,000   176,018  177,329  10,330   8,672       -5.30        132.41
December 31, 1992.......  12,000   176,018  178,391  12,481  10,745       -3.48         95.18
December 31, 1993.......  14,000   176,018  179,083  15,056  13,243       -1.52         72.95
December 31, 1994.......  16,000   176,018  178,352  16,488  14,597       -2.21         58.17

ZENITH MANAGED SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $176,018 $176,018 $ 1,754 $   408        --            --
December 31, 1987.......   2,000   176,018  176,018   1,500     153      -97.86%         --
December 31, 1988.......   4,000   176,018  176,041   3,123   1,698      -55.06      1,304.66%
December 31, 1989.......   6,000   176,018  176,613   5,362   3,859      -24.42        394.08
December 31, 1990.......   8,000   176,018  176,484   6,966   5,386      -17.56        205.33
December 31, 1991.......  10,000   176,018  177,144   9,860   8,202       -7.36        132.35
December 31, 1992.......  12,000   176,018  177,803  11,945  10,209       -5.09         95.05
December 31, 1993.......  14,000   176,018  178,692  14,556  12,743       -2.57         72.88
December 31, 1994.......  16,000   176,018  177,621  15,653  13,762       -3.63         58.07

ZENITH AVANTI GROWTH SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 2,000  $176,018 $176,018 $ 1,754 $   408        --            --
December 31, 1993.......   2,000   176,018  176,202   1,711     364      -92.09%         --
December 31, 1994.......   4,000   176,018  176,115   3,133   1,709      -54.68      1,298.70%

ZENITH VALUE GROWTH SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 2,000  $176,018 $176,018 $ 1,754 $   408        --            --
December 31, 1993.......   2,000   176,018  176,197   1,703     356      -92.36%         --
December 31, 1994.......   4,000   176,018  176,058   3,101   1,676      -55.57      1,298.42%

ZENITH SMALL CAP SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 2,000  $176,018 $176,018 $ 1,754 $   408        --            --
December 31, 1994.......   2,000   176,018  176,018   1,438      92     -100.00%         --

ZENITH EQUITY GROWTH SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $176,018 $176,018 $ 1,754 $   408        --            --
December 31, 1994.......   2,000   176,018  176,018   1,586     240     -100.00%         --

ZENITH BALANCED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $176,018 $176,018 $ 1,754 $   408        --            --
December 31, 1994.......   2,000   176,018  176,018   1,679     332     -100.00%         --

ZENITH VALUE SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $176,018 $176,018 $ 1,754 $   408        --            --
December 31, 1994.......   2,000   176,018  176,018   1,626     279     -100.00%         --

ZENITH INTERNATIONAL EQUITY SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $176,018 $176,018 $ 1,754 $   408        --            --
December 31, 1994.......   2,000   176,018  176,040   1,720     374     -100.00%         --

EQUITY-INCOME SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 2,000  $176,018 $176,018 $ 1,754 $   408        --            --
December 31, 1986.......   2,000   176,018  176,063   1,687     340        --            --
December 31, 1987.......   4,000   176,018  176,018   2,781   1,356      -88.69%     3,658.16%
December 31, 1988.......   6,000   176,018  176,053   4,764   3,262      -44.45        597.33
December 31, 1989.......   8,000   176,018  176,454   6,974   5,394      -22.18        263.33
December 31, 1990.......  10,000   176,018  176,018   7,346   5,688      -25.22        157.23
December 31, 1991.......  12,000   176,018  176,320  11,054   9,318       -9.32        108.37
December 31, 1992.......  14,000   176,018  178,287  14,342  12,529       -3.46         81.25
December 31, 1993.......  16,000   176,018  180,250  18,171  16,280         .46         64.12
December 31, 1994.......  18,000   176,018  180,486  20,589  18,620         .80         52.19

OVERSEAS SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 2,000  $176,018 $176,018 $ 1,754 $   408        --            --
December 31, 1987.......   2,000   176,018  176,018   1,294      18        --            --
December 31, 1988.......   4,000   176,018  176,018   3,040   1,616      -49.16%       874.98%
December 31, 1989.......   6,000   176,018  176,843   5,466   3,963      -20.09        324.55
December 31, 1990.......   8,000   176,018  176,419   6,763   5,183      -17.16        181.21
December 31, 1991.......  10,000   176,018  176,597   8,765   7,107      -11.48        120.65
December 31, 1992.......  12,000   176,018  176,018   8,949   7,213      -14.74         88.08
December 31, 1993.......  14,000   176,018  178,216  14,059  12,245       -3.42         68.61
December 31, 1994.......  16,000   176,018  177,692  15,416  13,525       -3.81         55.22

HIGH INCOME SUB-ACCOUNT

                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
September 19, 1985......  $2,000  $176,018 $176,018 $1,754 $   408       --             --
December 31, 1985.......   2,000   176,018  176,075  1,754     407       --             --
December 31, 1986.......   4,000   176,018  176,325  3,501   2,076     -62.78%      3,111.97%
December 31, 1987.......   6,000   176,018  176,098  4,926   3,424     -39.44         563.26
December 31, 1988.......   8,000   176,018  176,446  6,889   5,309     -22.29         254.63
December 31, 1989.......  10,000   176,018  176,018  7,888   6,230     -20.57         153.65
December 31, 1990.......  12,000   176,018  176,018  9,019   7,283     -18.15         106.41
December 31, 1991.......  14,000   176,018  177,598 13,494  11,680      -5.56          79.98
December 31, 1992.......  16,000   176,018  180,022 17,831  15,940       -.10          63.32
December 31, 1993.......  18,000   176,018  182,891 22,692  20,723       3.26          51.97
December 31, 1994.......  20,000   176,018  181,531 23,481  21,433       1.44          43.30

ASSET MANAGER SUB-ACCOUNT
                                                                    INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                 OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH  NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT  VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------ -------- ------------- -------------
September 6, 1989.......  $2,000  $176,018 $176,018 $1,754 $   408       --             --
December 31, 1989.......   2,000   176,018  176,018  1,668     321       --             --
December 31, 1990.......   4,000   176,018  176,065  3,238   1,814     -68.76%      2,814.37%
December 31, 1991.......   6,000   176,018  176,469  5,414   3,912     -29.98         543.40
December 31, 1992.......   8,000   176,018  177,017  7,467   5,887     -16.46         249.63
December 31, 1993.......  10,000   176,018  178,116 10,472   8,814      -5.43         152.19
December 31, 1994.......  12,000   176,018  177,421 11,048   9,313      -9.03         105.58

                     FEMALE NONSMOKER STANDARD RISK, AGE 35
                        OPTION 2--VARIABLE DEATH BENEFIT

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1983.......   2,000   197,864  198,007   1,772     316       --             --
December 31, 1984.......   4,000   197,864  197,907   3,145   1,611     -72.98%      2,848.51%
December 31, 1985.......   6,000   197,864  199,929   6,987   5,375      -7.99         564.03
December 31, 1986.......   8,000   197,864  206,622  14,912  13,223      28.51         263.61
December 31, 1987.......  10,000   197,864  213,082  23,650  21,883      34.54         162.56
December 31, 1988.......  12,000   197,864  210,701  22,821  20,976      19.69         112.55
December 31, 1989.......  14,000   197,864  216,256  30,983  29,060      21.61          85.49
December 31, 1990.......  16,000   197,864  214,967  30,806  28,805      14.99          67.35
December 31, 1991.......  18,000   197,864  229,692  48,558  46,479      21.03          56.59
December 31, 1992.......  20,000   197,864  226,357  46,739  44,583      15.86          47.17
December 31, 1993.......  22,000   197,864  245,178  54,674  52,698      15.52          41.71
December 31, 1994.......  24,000   197,864  227,826  51,205  49,659      11.83          35.12

ZENITH BOND INCOME SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1983.......   2,000   197,864  197,903   1,668     212       --             --
December 31, 1984.......   4,000   197,864  198,133   3,395   1,861     -65.40%      2,851.09%
December 31, 1985.......   6,000   197,864  198,652   5,524   3,912     -29.30         562.08
December 31, 1986.......   8,000   197,864  199,263   7,747   6,058     -14.70         259.22
December 31, 1987.......  10,000   197,864  199,006   9,282   7,514     -12.08         157.84
December 31, 1988.......  12,000   197,864  199,392  11,387   9,542      -8.07         109.97
December 31, 1989.......  14,000   197,864  200,181  14,077  12,154      -4.24          82.79
December 31, 1990.......  16,000   197,864  200,691  16,498  14,497      -2.58          65.44
December 31, 1991.......  18,000   197,864  202,816  20,723  18,644       0.81          53.71
December 31, 1992.......  20,000   197,864  203,754  23,523  21,367       1.36          45.10
December 31, 1993.......  22,000   197,864  205,748  27,537  25,560       2.77          38.69
December 31, 1994.......  24,000   197,864  203,661  27,574  26,029       1.38          33.40

ZENITH MONEY MARKET SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
August 26, 1983......... $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1983.......   2,000   197,864  197,895   1,672     216       --             --
December 31, 1984.......   4,000   197,864  198,023   3,290   1,757     -68.59%      2,849.84%
December 31, 1985.......   6,000   197,864  198,146   5,011   3,399     -37.91         561.30
December 31, 1986.......   8,000   197,864  198,232   6,754   5,065     -23.83         258.60
December 31, 1987.......  10,000   197,864  198,327   8,567   6,800     -16.27         157.61
December 31, 1988.......  12,000   197,864  198,522  10,553   8,707     -11.30         109.77
December 31, 1989.......  14,000   197,864  198,942  12,817  10,894      -7.56          82.57
December 31, 1990.......  16,000   197,864  199,331  15,105  13,104      -5.24          65.25
December 31, 1991.......  18,000   197,864  199,497  17,235  15,157      -4.00          53.33
December 31, 1992.......  20,000   197,864  199,263  19,034  16,878      -3.55          44.66
December 31, 1993.......  22,000   197,864  198,821  20,708  18,731      -3.05          38.10
December 31, 1994.......  24,000   197,864  198,528  22,620  21,075      -2.25          33.01

ZENITH STOCK INDEX SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $197,864 $197,864 $ 1,755 $   299        --            --
December 31, 1987.......   2,000   197,864  197,864   1,329      83        --            --
December 31, 1988.......   4,000   197,864  197,864   3,062   1,528      -59.72%     1,410.81%
December 31, 1989.......   6,000   197,864  198,796   5,772   4,160      -20.55        418.57
December 31, 1990.......   8,000   197,864  198,207   6,826   5,137      -19.58        216.48
December 31, 1991.......  10,000   197,864  199,266  10,382   8,614       -5.55        139.28
December 31, 1992.......  12,000   197,864  200,340  12,521  10,676       -3.69        100.02
December 31, 1993.......  14,000   197,864  201,037  15,079  13,156       -1.70         76.65
December 31, 1994.......  16,000   197,864  200,312  16,486  14,486       -2.39         61.17

ZENITH MANAGED SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 1, 1987............. $ 2,000  $197,864 $197,866 $ 1,755 $   299        --            --
December 31, 1987.......   2,000   197,864  197,864   1,508      52        --            --
December 31, 1988.......   4,000   197,864  197,924   3,148   1,614      -57.35%     1,411.09%
December 31, 1989.......   6,000   197,864  198,520   5,403   3,791      -25.33        418.28
December 31, 1990.......   8,000   197,864  198,404   7,010   5,321      -18.08        216.58
December 31, 1991.......  10,000   197,864  199,079   9,907   8,140       -7.64        139.23
December 31, 1992.......  12,000   197,864  199,746  11,980  10,135       -5.32         99.89
December 31, 1993.......  14,000   197,864  200,642  14,574  12,651       -2.77         76.58
December 31, 1994.......  16,000   197,864  199,575  15,646  13,645       -3.84         61.08

ZENITH AVANTI GROWTH SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 2,000  $197,864 $197,866 $ 1,755 $   299        --            --
December 1993...........   2,000   197,864  198,065   1,721     265      -95.08%         --
December 31, 1994.......   4,000   197,864  198,000   3,159   1,625      -56.95      1,404.48%

ZENITH VALUE GROWTH SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
April 30, 1993.......... $ 2,000  $197,864 $197,866 $ 1,755 $   299        --            --
December 31, 1993.......   2,000   197,864  198,060   1,712     256      -95.31%         --
December 31, 1994.......   4,000   197,864  197,943   3,126   1,592      -57.84      1,404.21%

ZENITH SMALL CAP SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
May 2, 1994............. $ 2,000  $197,864 $197,866 $ 1,755 $   299        --            --
December 31, 1994.......   2,000   197,864  197,864   1,446      10     -100.00%         --

ZENITH EQUITY GROWTH SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $197,864 $197,866 $ 1,755 $   299        --            --
December 31, 1994.......   2,000   197,864  197,864   1,589     133     -100.00%         --

ZENITH BALANCED SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $197,864 $197,866 $ 1,755 $   299        --            --
December 31, 1994.......   2,000   197,864  197,864   1,682     226     -100.00%         --

ZENITH VALUE SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $197,864 $197,866 $ 1,755 $   299        --            --
December 31, 1994.......   2,000   197,864  197,864   1,629     173     -100.00%         --

ZENITH INTERNATIONAL EQUITY SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 31, 1994........ $ 2,000  $197,864 $197,866 $ 1,755 $   299        --            --
December 31, 1994.......   2,000   197,864  197,891   1,724     267     -100.00%         --

EQUITY-INCOME SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
October 9, 1986......... $ 2,000  $197,864 $197,866 $ 1,755 $   299        --            --
December 31, 1986.......   2,000   197,864  197,914   1,690     234        --            --
December 31, 1987.......   4,000   197,864  197,864   2,796   1,262      -90.97%     4,042.12%
December 31, 1988.......   6,000   197,864  197,950   4,798   3,186      -45.96        637.89
December 31, 1989.......   8,000   197,864  198,370   7,019   5,330      -22.83        278.40
December 31, 1990.......  10,000   197,864  197,864   7,381   5,614      -25.80        165.61
December 31, 1991.......  12,000   197,864  198,253  11,089   9,244       -9.62        114.00
December 31, 1992.......  14,000   197,864  200,230  14,363  12,440       -3.68         85.40
December 31, 1993.......  16,000   197,864  202,199  18,172  16,171         .29         67.37
December 31, 1994.......  18,000   197,864  202,441  20,563  18,485         .63         54.88

OVERSEAS SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
January 28, 1987........ $ 2,000  $197,864 $197,866 $ 1,755 $   299        --            --
December 31, 1987.......   2,000   197,864  197,864   1,306      18        --            --
December 31, 1988.......   4,000   197,864  197,864   3,071   1,537      -51.13%       939.24%
December 31, 1989.......   6,000   197,864  198,758   5,511   3,900      -20.82        343.61
December 31, 1990.......   8,000   197,864  198,343   6,808   5,118      -17.63        190.93
December 31, 1991.......  10,000   197,864  198,532   8,805   7,037      -11.80        126.88
December 31, 1992.......  12,000   197,864  197,864   8,969   7,124      -15.10         92.58
December 31, 1993.......  14,000   197,864  200,160  14,062  12,139       -3.64         72.10
December 31, 1994.......  16,000   197,864  199,641  15,394  13,393       -4.04         58.07

HIGH INCOME SUB-ACCOUNT

                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 19, 1985...... $ 2,000  $197,864 $197,866 $ 1,755 $   299       --             --
December 31, 1985.......   2,000   197,864  197,929   1,758     302       --             --
December 31, 1986.......   4,000   197,864  198,203   3,521   1,987     -65.66%      3,426.13%
December 31, 1987.......   6,000   197,864  197,995   4,960   3,348     -40.85         600.96
December 31, 1988.......   8,000   197,864  198,360   6,931   5,241     -22.97         269.12
December 31, 1989.......  10,000   197,864  197,864   7,925   6,158     -21.08         161.81
December 31, 1990.......  12,000   197,864  197,864   9,044   7,199     -18.58         111.92
December 31, 1991.......  14,000   197,864  199,535  13,507  11,584      -5.81          84.08
December 31, 1992.......  16,000   197,864  201,965  17,823  15,823       -.29          66.54
December 31, 1993.......  18,000   197,864  204,836  22,654  20,576       3.10          54.60
December 31, 1994.......  20,000   197,864  203,486  23,418  21,262       1.27          45.56

ASSET MANAGER SUB-ACCOUNT
                                                                     INTERNAL RATE
                          TOTAL   MINIMUM  VARIABLE                  OF RETURN ON  INTERNAL RATE
                         PREMIUMS  DEATH    DEATH    CASH   NET CASH   NET CASH    OF RETURN ON
DATE                       PAID   BENEFIT  BENEFIT   VALUE   VALUE       VALUE     DEATH BENEFIT
----                     -------- -------- -------- ------- -------- ------------- -------------
September 6, 1989....... $ 2,000  $197,864 $197,866 $ 1,755 $   299      --              --
December 31, 1989.......   2,000   197,864  197,864   1,672     216      --              --
December 31, 1990.......   4,000   197,864  197,941   3,257   1,724     -71.53%      3,092.25%
December 31, 1991.......   6,000   197,864  198,369   5,453   3,841     -31.16         579.38
December 31, 1992.......   8,000   197,864  198,936   7,514   5,824     -17.01         263.73
December 31, 1993.......  10,000   197,864  200,054  10,526   8,759      -5.70         160.19
December 31, 1994.......  12,000   197,864  199,364  11,088   9,243      -9.29         111.01

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

  The information below is a comparison of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

  The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. These trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.
  Over the 50 20-year time periods beginning in 1926 and ending in 1994 (i.e. 1926-1945, 1927-1946, and so on through
1975-1994):

  --The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 47 of the 50 periods.

  --The average annual return of common stocks surpassed that of U.S.
    Treasury bills in each of the 50 periods.

  --Common stock average annual returns exceeded the average annual rate of inflation in each of the 50 periods.

  --Over the 40 30-year time periods beginning in 1926 and ending in 1994, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 40 periods.

  From 1926 through 1994 the average annual return for common stocks was 10.2%, compared to 5.4% for high grade, long-term corporate bonds, 3.7% for U.S. Treasury bills and 3.1% for the Consumer Price Index.



                               ----------------

--------
* Source: Stocks, Bonds, Bills and Inflation 1995 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

   SUMMARY TABLE: HISTORIC S&P 500 STOCK INDEX RESULTS FOR SPECIFIC HOLDING
                                    PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 1994.

  The chart shows that historically, the longer that a portfolio matching the S&P 500 Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

  The chart is not a projection or representation of future stock market results. It cannot be taken as representative of the performance of any one fund. Rather it shows the historic performance of a broad index of stocks.

                               ----------------

            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                        GREATER
                                                                         THAN
       HOLDING   NEGATIVE 0-5.00% 5.01-10.00% 10.01-15.00% 15.01-20.00% 20.00%
        PERIOD    RETURN  RETURN    RETURN       RETURN       RETURN    RETURN
       -------   -------- ------- ----------- ------------ ------------ -------
       1 year      29%       4%       12%          7%          12%        36%
       5 years     11%      15%       16%         33%          17%         9%
       10 years     3%      12%       36%         22%          25%         2%
       20 years     0%       6%       34%         54%           6%         0%

--------
Source: Stocks, Bonds, Bills and Inflation 1995 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

                             DOLLAR COST AVERAGING

  Dollar cost averaging allows a person to take advantage of the historical long-term stock market results, assuming that they continue, although it does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps an investor from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If the investor has the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

  Investors contemplating the use of dollar cost averaging should consider their ability to continue the on-going purchases so that they can take advantage of periods of low price levels.

                                  APPENDIX D

                            USES OF LIFE INSURANCE

  The following are examples of ways in which the Policy can be used to address certain financial objectives.

FAMILY INCOME PROTECTION

  Life insurance may be purchased on the lives of the family income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchased should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the individual's income.

ESTATE PROTECTION

  Life insurance may be purchased by a trust on the life of the person whose estate will incur federal estate taxes upon the person's death. The amount of insurance purchased would equal the amount of the estimated estate tax liability. Upon the insured's death, the trustee could make the death proceeds available to the estate for the payment of estate tax costs.

EDUCATION FUNDING

  Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

  In the event of death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any cash value loans or surrenders will reduce the policy death benefit.

MORTGAGE PROTECTION

  Life insurance may be purchased on the life of the person responsible for making mortgage payments. The amount of insurance purchased should equal the mortgage amount. In the event of the insured's death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

  During the insured's lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any cash value loans or surrenders will reduce the policy death benefit.

KEY PERSON PROTECTION

  Life insurance may be purchased by the business on the life of the key person in an amount equal to the key person's value, considering salary, benefits, and contribution to business profits. Upon the key person's death, the business uses the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

BUSINESS CONTINUATION PROTECTION

  Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.

RETIREMENT INCOME

  Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Any cash value loans or surrenders will reduce the policy death benefit.

  If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences.

                                  APPENDIX E

                                TAX INFORMATION

  The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                               ----------------

                                   TABLE 1.1

          COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                        OTHER RETIREMENT SAVINGS PLANS

                                    CASH-VALUE
                                       LIFE    NON-QUALIFIED           QUALIFIED
                                    INSURANCE    ANNUITIES     IRA'S    PENSION
                                    ---------- ------------- --------- ---------
Annual Contribution Limits........     No         No         Yes       Yes
Income Eligibility Limits.........     No         No         Yes**     No
Borrowing Treated as                   No*        Yes        Loans not Yes,
 Distributions....................                            allowed   beyond
                                                                        $50,000
Income Ordering Rules (Income
 included in First Distribution)..     No*        Yes        Yes       Yes
Early Withdrawal Penalties........     No*        Yes***     Yes***    Yes***
Minimum Distribution Rules by Age
 70 1/2...........................     No         No         Yes       Yes
Maximum Annual Distribution Rules.     No         No         Yes       Yes
Anti-discrimination Rules.........     No         No         No        Yes

--------
Department of the Treasury                                           March 1990
 Office of Tax Analysis

  * If the policy is not a modified endowment contract.

 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.

*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

  The foregoing information is not intended as tax advice. You should consult your own tax advisor for more complete information.

                                  APPENDIX F

               POLICY ILLUSTRATIONS BASED ON VERSION 1 AUTOMATIC
                         ISSUE COST OF INSURANCE RATES

                                 ISSUE AGE 35
                             $2,000 ANNUAL PREMIUM
                             $135,294 FACE AMOUNT
                         OPTION 1--FIXED DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

                                                          CASH VALUE
            DEATH BENEFIT         NET CASH VALUE           ASSUMING
        ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL      HYPOTHETICAL
        GROSS ANNUAL RATE OF   GROSS ANNUAL RATE OF  GROSS ANNUAL RATE OF
END OF        RETURN OF             RETURN OF             RETURN OF
POLICY  --------------------- ---------------------- --------------------
 YEAR       0%         8%         0%         8%         0%         8%
------      --         --         --         --         --         --
   1    $  135,294 $  135,294 $      130 $       251 $   1,276 $    1,397
   2       135,294    135,294      1,347       1,700     2,571      2,924
   3       135,294    135,294      2,519       3,221     3,822      4,524
   4       135,294    135,294      3,646       4,819     5,026      6,199
   5       135,294    135,294      4,720       6,491     6,178      7,950
   6       135,294    135,294      5,740       8,242     7,277      9,779
   7       135,294    135,294      6,702      10,071     8,317     11,686
   8       135,294    135,294      7,605      11,984     9,298     13,678
   9       135,294    135,294      8,446      13,985    10,217     15,756
  10       135,294    135,294      9,222      16,077    11,071     17,927
  15       135,294    135,294     14,280      30,347    14,280     30,347
  20       135,294    135,294     16,057      46,919    16,057     46,919
  30       135,294    160,420      6,672      94,989     6,672     94,989
  35       135,294    188,306          0     125,703         0    125,703

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0% AND 8% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE NEW ENGLAND ZENITH FUND THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               POLICY ILLUSTRATIONS BASED ON VERSION 1 AUTOMATIC
                   ISSUE COST OF INSURANCE RATES (CONTINUED)

                                 ISSUE AGE 35
                             $2,000 ANNUAL PREMIUM
                             $135,294 FACE AMOUNT
                         OPTION 1--FIXED DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

                                                                 CASH VALUE
                                                                  ASSUMING
             DEATH BENEFIT             NET CASH VALUE           HYPOTHETICAL
         ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL     GROSS ANNUAL RATE
          GROSS ANNUAL RATE OF      GROSS ANNUAL RATE OF             OF
END OF         RETURN OF                  RETURN OF               RETURN OF
POLICY   ------------------------  -------------------------  -------------------
 YEAR        0%           8%           0%           8%          0%         8%
------       --           --           --           --          --         --
   1     $  135,294   $  135,294   $      130   $       251   $ 1,276   $  1,397
   2        135,294      135,294        1,347         1,700     2,571      2,924
   3        135,294      135,294        2,519         3,221     3,822      4,524
   4        135,294      135,294        3,646         4,819     5,026      6,199
   5        135,294      135,294        4,720         6,491     6,178      7,950
   6        135,294      135,294        5,740         8,242     7,277      9,779
   7        135,294      135,294        6,702        10,071     8,317     11,686
   8        135,294      135,294        7,605        11,984     9,298     13,678
   9        135,294      135,294        8,446        13,985    10,217     15,756
  10        135,294      135,294        9,222        16,077    11,071     17,927
  15        135,294      135,294       14,280        30,347    14,280     30,347
  20        135,294      135,294       15,766        46,650    15,766     46,650
  30        135,294      158,409        5,561        93,798     5,561     93,798
  35        135,294      186,143            0       124,259         0    124,259

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0% AND 8% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE NEW ENGLAND ZENITH FUND THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               POLICY ILLUSTRATIONS BASED ON VERSION 1 AUTOMATIC
                  ISSUE COST OF INSURANCE RATES--(CONTINUED)

                                 ISSUE AGE 45
                             $2,000 ANNUAL PREMIUM
                              $82,350 FACE AMOUNT
                         OPTION 1--FIXED DEATH BENEFIT

        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.

            DEATH BENEFIT        NET CASH VALUE          CASH VALUE
        ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL
        GROSS ANNUAL RATE OF  GROSS ANNUAL RATE OF  GROSS ANNUAL RATE OF
END OF        RETURN OF             RETURN OF             RETURN OF
POLICY  --------------------- --------------------- ---------------------
 YEAR       0%         8%         0%         8%         0%         8%
------      --         --         --         --         --         --
   1    $   82,350 $   82,350 $      311 $      429 $    1,192 $    1,309
   2        82,350     82,350      1,409      1,747      2,368      2,706
   3        82,350     82,350      2,455      3,122      3,492      4,159
   4        82,350     82,350      3,449      4,557      4,565      5,673
   5        82,350     82,350      4,388      6,054      5,582      7,248
   6        82,350     82,350      5,282      7,629      6,554      8,901
   7        82,350     82,350      6,120      9,275      7,470     10,625
   8        82,350     82,350      6,906     11,005      8,335     12,434
   9        82,350     82,350      7,626     12,812      9,132     14,318
  10        82,350     82,350      8,263     14,688      9,848     16,272
  15        82,350     82,350     12,087     27,340     12,087     27,340
  20        82,350     82,350     11,469     41,758     11,469     41,758
  25        82,350     90,913      4,847     60,689      4,847     60,689

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0% AND 8% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE NEW ENGLAND ZENITH FUND THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

               POLICY ILLUSTRATIONS BASED ON VERSION 1 AUTOMATIC
                  ISSUE COST OF INSURANCE RATES--(CONTINUED)

                                 ISSUE AGE 45
                             $2,000 ANNUAL PREMIUM
                              $82,350 FACE AMOUNT
                         OPTION 1--FIXED DEATH BENEFIT

   THIS ILLUSTRATION IS BASED ON GUARANTEED MAXIMUM COST OF INSURANCE RATES.

            DEATH BENEFIT        NET CASH VALUE          CASH VALUE
        ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL ASSUMING HYPOTHETICAL
        GROSS ANNUAL RATE OF  GROSS ANNUAL RATE OF  GROSS ANNUAL RATE OF
END 0F        RETURN OF             RETURN OF             RETURN OF
POLICY  --------------------- --------------------- ---------------------
 YEAR       0%         8%         0%         8%         0%         8%
------      --         --         --         --         --         --
   1    $   82,350 $   82,350 $      311 $      429 $    1,192 $    1,309
   2        82,350     82,350      1,409      1,747      2,368      2,706
   3        82,350     82,350      2,455      3,122      3,492      4,159
   4        82,350     82,350      3,449      4,557      4,565      5,673
   5        82,350     82,350      4,388      6,054      5,582      7,248
   6        82,350     82,350      5,269      7,615      6,541      8,887
   7        82,350     82,350      6,085      9,238      7,435     10,589
   8        82,350     82,350      6,831     10,926      8,260     12,355
   9        82,350     82,350      7,500     12,677      9,007     14,183
  10        82,350     82,350      8,084     14,491      9,669     16,075
  15        82,350     82,350     11,554     26,676     11,554     26,676
  20        82,350     82,350     10,807     40,621     10,807     40,621
  25        82,350     88,420      4,082     59,024      4,082     59,024

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0% AND 8% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE NEW ENGLAND ZENITH FUND THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Variable Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Value Growth Sub-Account, Small Cap Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account, and Asset Manager Sub-Account) of New England Variable Life Insurance Company as of December 31, 1994, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1994. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising New England Variable Life Separate Account of New England Variable Life Insurance Company as of December 31, 1994, and the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 3, 1995

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1994

                                                                              NEW ENGLAND ZENITH FUND
                                              -----------------------------------------------------------------------------------
                                                CAPITAL         BOND          MONEY         STOCK                       AVANTI
                                                 GROWTH        INCOME        MARKET         INDEX        MANAGED        GROWTH
                                                  SUB-          SUB-          SUB-          SUB-          SUB-           SUB-
                                                ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                              ------------   -----------   -----------   -----------   ------------   ----------
ASSETS
Investments in New England Zenith Fund and
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 market value (Note 2)....................    $304,826,810   $20,250,408   $18,328,233   $11,767,226   $16,974,440   $8,143,351
SUB-ACCOUNT         SHARES       COST
----------------- ------------------------
Capital Growth...    976,070 $ 294,934,737
Bond Income......    211,980    22,279,301
Money Market.....    183,282    18,328,233
Stock Index......    156,209    13,412,970
Managed..........    130,272    16,271,198
Avanti Growth....     72,212     7,937,671
Value Growth.....     47,081     5,131,286
Small Cap........      2,276       215,214
Equity-Income....  1,503,462    22,928,486
Overseas.........  2,206,564    34,315,959
High Income......      3,379        36,150
Asset Manager....     16,410       227,797
Amount due and accrued from policy-related
 transactions.............................         184,202         6,345     1,007,405         3,223        (4,968)      28,694
Dividends receivable......................             --             --        82,924            --            --           --
                                              ------------   -----------   -----------   -----------   -----------   ----------
  Total Assets............................     305,011,012    20,256,753    19,418,562    11,770,449    16,969,472    8,172,045
LIABILITIES
Due New England Variable Life Insurance
 Company..................................      55,516,275     3,506,622     2,537,819     2,091,485     2,209,894    1,760,834
                                              ------------   -----------   -----------   -----------   -----------   ----------
  Total liabilities.......................      55,516,275     3,506,622     2,537,819     2,091,485     2,209,894    1,760,834
                                              ------------   -----------   -----------   -----------   -----------   ----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.................................    $249,494,737   $16,750,131   $16,880,743   $ 9,678,964   $14,759,578   $6,411,211
                                              ============   ===========   ===========   ===========   ===========   ==========

                                                                                                            VARIABLE
                                                                                                            INSURANCE
                                                                              VARIABLE INSURANCE            PRODUCTS
                                               NEW ENGLAND ZENITH FUND           PRODUCTS FUND               FUND II
                                                --------------------  -----------------------------------   ---------  ------------
                                                  VALUE      SMALL      EQUITY-                    HIGH       ASSET
                                                  GROWTH      CAP       INCOME       OVERSEAS     INCOME     MANAGER
                                                   SUB-       SUB-       SUB-          SUB-        SUB-       SUB-
                                                 ACCOUNT    ACCOUNT     ACCOUNT       ACCOUNT     ACCOUNT    ACCOUNT      TOTAL
                                                ----------  --------  -----------   -----------   -------   ---------  ------------
ASSETS
Investments in New England Zenith Fund and
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 market value (Note 2)....................     $5,133,204   $219,876   $23,078,145  $34,576,854   $36,363   $226,294  $443,561,204
SUB-ACCOUNT
-----------------
Capital Growth...
Bond Income......
Money Market.....
Stock Index......
Managed..........
Avanti Growth....
Value Growth.....
Small Cap........
Equity-Income....
Overseas.........
High Income......
Asset Manager....
Amount due and accrued from policy-related
 transactions.............................         12,591     16,120        72,148       65,247        --      5,412     1,396,419
Dividends receivable......................             --         --            --           --        --         --        82,924
                                               ----------   --------   -----------  -----------   -------   --------  ------------
  Total Assets............................      5,145,795    235,996    23,150,293   34,642,101    36,363    231,706   445,040,547
LIABILITIES
Due New England Variable Life Insurance
 Company..................................      1,052,814     45,166     4,018,126    6,773,269     5,941     31,012    79,549,257
                                               ----------   --------   -----------  -----------   -------   --------  ------------
  Total liabilities.......................      1,052,814     45,166     4,018,126    6,773,269     5,941     31,012    79,549,257
                                               ----------   --------   -----------  -----------   -------   --------  ------------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.................................     $4,092,981   $190,830   $19,132,167  $27,868,832   $30,422   $200,694  $365,491,290
                                               ==========   ========   ===========  ===========   =======   ========  ============

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                       NEW ENGLAND ZENITH FUND
                  -----------------------------------------------------------------------------------------------------
                    CAPITAL        BOND         MONEY       STOCK                    AVANTI       VALUE       SMALL
                     GROWTH       INCOME       MARKET       INDEX       MANAGED      GROWTH      GROWTH        CAP
                  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT*
                  ------------  -----------  ----------- -----------  -----------  ----------- ----------- ------------
Income
Dividends.......  $ 13,519,083  $ 1,399,070   $691,932   $   307,159  $  678,949    $ 43,109    $ 89,817      $  327
EXPENSE
Mortality and
 expense risk
 charge (Note
 3).............     1,637,278      107,252     93,830        59,230      86,049      31,737      18,214          28
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
Net investment
 income (loss)..    11,881,805    1,291,818    598,102       247,929     592,900      11,372      71,603         299
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
Beginning of
 period.........    46,100,393       41,284      --       (1,457,732)  1,602,795     143,154      67,310        --
End of period...     9,892,073   (2,028,893)     --       (1,645,744)    703,242     205,680       1,918       4,662
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
Net change in
 unrealized
 appreciation
 (depreciation).   (36,208,320)  (2,070,177)     --         (188,012)   (899,553)     62,526     (65,392)      4,662
Net realized
 gain (loss) on
 investments....        67,810        1,763      --            6,200      37,994         542         776        --
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
Net realized and
 unrealized gain
 (loss) on
 investments....   (36,140,510)  (2,068,414)     --         (181,812)   (861,559)     63,068     (64,616)      4,662
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS.....  $(24,258,705) $  (776,596)  $598,102   $    66,117  $ (268,659)   $ 74,440    $  6,987      $4,961
                  ============  ===========   ========   ===========  ==========    ========    ========      ======
                                                          VARIABLE
                                                          INSURANCE
                           VARIABLE INSURANCE             PRODUCTS
                              PRODUCTS FUND                FUND II
                  ------------------------------------- ------------- -------------
                    EQUITY-                   HIGH          ASSET
                    INCOME     OVERSEAS      INCOME        MANAGER
                  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT** SUB-ACCOUNT**    TOTAL
                  ----------- ----------- ------------- ------------- -------------
Income
Dividends.......   $670,101    $  69,390      $ --         $    --    $ 17,468,937
EXPENSE
Mortality and
 expense risk
 charge (Note
 3).............     75,586      133,276         6              34       2,242,520
                  ----------- ----------- ------------- ------------- -------------
Net investment
 income (loss)..    594,515      (63,886)       (6)            (34)     15,226,417
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
Beginning of
 period.........     93,013      700,341       --            --         47,290,558
End of period...    149,659      260,895       213          (1,503)      7,542,202
                  ----------- ----------- ------------- ------------- -------------
Net change in
 unrealized
 appreciation
 (depreciation).     56,646     (439,446)      213          (1,503)    (39,748,356)
Net realized
 gain (loss) on
 investments....       (929)        (471)      --            --            113,685
                  ----------- ----------- ------------- ------------- -------------
Net realized and
 unrealized gain
 (loss) on
 investments....     55,717     (439,917)      213          (1,503)    (39,634,671)
                  ----------- ----------- ------------- ------------- -------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS.....   $650,232    $(503,803)     $207         $(1,537)   $(24,408,254)
                  =========== =========== ============= ============= =============

* For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.

**For the period December 19, 1994 (Commencement of Operations) through
  December 31, 1994.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1993

                                                                 NEW ENGLAND ZENITH FUND
                                  ---------------------------------------------------------------------------------------
                                    CAPITAL                   MONEY       STOCK                    AVANTI
                                    GROWTH    BOND INCOME    MARKET       INDEX       MANAGED      GROWTH    VALUE GROWTH
                                  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT* SUB-ACCOUNT*
                                  ----------- -----------  ----------- -----------  ----------- ------------ ------------
INCOME
Dividends........................ $14,407,828 $1,721,493    $415,332   $  286,517   $  778,823    $ 31,181     $31,108
EXPENSE
Mortality and expense risk charge
 (Note 3)........................   1,317,363     89,763      74,167       40,270       73,721       5,506       3,166
                                  ----------- ----------    --------   ----------   ----------    --------     -------
Net investment income (loss).....  13,090,465  1,631,730     341,165      246,247      705,102      25,675      27,942
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized appreciation
 (depreciation) on investments:
 Beginning of period.............  26,130,492    (62,020)      --      (1,863,474)   1,105,911       --           --
 End of period...................  46,100,393     41,284       --      (1,457,732)   1,602,795     143,154      67,310
                                  ----------- ----------    --------   ----------   ----------    --------     -------
Net change in unrealized
 appreciation....................  19,969,901    103,304       --         405,742      496,884     143,154      67,310
Net realized gain (loss) on
 investments.....................     436,493     84,686       --          (4,995)      93,335         (88)         64
                                  ----------- ----------    --------   ----------   ----------    --------     -------
Net realized and unrealized gain
 on investments..................  20,406,394    187,990       --         400,747      590,219     143,066      67,374
                                  ----------- ----------    --------   ----------   ----------    --------     -------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS....... $33,496,859 $1,819,720    $341,165   $  646,994   $1,295,321    $168,741     $95,316
                                  =========== ==========    ========   ==========   ==========    ========     =======
                                      VARIABLE INSURANCE
                                        PRODUCTS FUND
                                  -------------------------- -----------
                                  EQUITY-INCOME   OVERSEAS
                                  SUB-ACCOUNT*  SUB-ACCOUNT*    TOTAL
                                  ------------- ------------ -----------
INCOME
Dividends........................   $ 46,757      $   --     $17,719,039
EXPENSE
Mortality and expense risk charge
 (Note 3)........................      7,615        17,666     1,629,237
                                    --------      --------   -----------
Net investment income (loss).....     39,142      (17,666 )   16,089,802
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized appreciation
 (depreciation) on investments:
 Beginning of period.............      --            --       25,310,909
 End of period...................     93,013       700,341    47,290,558
                                    --------      --------   -----------
Net change in unrealized
 appreciation....................     93,013       700,341    21,979,649
Net realized gain (loss) on
 investments.....................        (59)          729       610,165
                                    --------      --------   -----------
Net realized and unrealized gain
 on investments..................     92,954       701,070    22,589,814
                                    --------      --------   -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.......   $132,096      $683,404   $38,679,616
                                    ========      ========   ===========

* For the period April 30, 1993 (Commencement of Operations) through December 31, 1993.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1992

                          --------------------------------------------------------------- -----------
                            CAPITAL        BOND         MONEY       STOCK
                             GROWTH       INCOME       MARKET       INDEX       MANAGED
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT    TOTAL
                          ------------  -----------  ----------- -----------  ----------- -----------
INCOME
Dividends...............  $  2,544,247  $1,038,401    $541,442   $2,971,910    $ 521,129  $ 7,617,129
EXPENSE
Mortality and expense
 risk charge (Note 3)...       872,975      57,034      75,654       24,160       51,418    1,081,241
                          ------------  ----------    --------   ----------    ---------  -----------
Net investment income...     1,671,272     981,367     465,788    2,947,750      469,711    6,535,888
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation ) on
 investments:
 Beginning of period....    36,250,872     132,914       --         767,700    1,283,603   38,435,089
 End of period..........    26,130,492     (62,020)      --      (1,863,474)   1,105,911   25,310,909
                          ------------  ----------    --------   ----------    ---------  -----------
Net change in unrealized
 depreciation...........   (10,120,380)   (194,934)      --      (2,631,174)    (177,692) (13,124,180)
Net realized gain on
 investments............         3,522      45,768       --          14,077      350,133      413,500
                          ------------  ----------    --------   ----------    ---------  -----------
Net realized and
 unrealized gain (loss)
 on investments.........   (10,116,858)   (149,166)      --      (2,617,097)     172,441  (12,710,680)
                          ------------  ----------    --------   ----------    ---------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $ (8,445,586) $  832,201    $465,788   $  330,653    $ 642,152  $(6,174,792)
                          ============  ==========    ========   ==========    =========  ===========



                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                      NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------------------------
                     CAPITAL        BOND         MONEY         STOCK                    AVANTI        VALUE      SMALL
                      GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       GROWTH       CAP
                       SUB-         SUB-          SUB-         SUB-         SUB-         SUB-         SUB-        SUB-
                     ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT*
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)...  $ 11,881,805  $ 1,291,818  $    598,102  $   247,929  $   592,900  $    11,372  $    71,603  $    299
Net realized and
 unrealized gain
 (loss) on
 investments.....   (36,140,510)  (2,068,414)      --          (181,812)    (861,559)      63,068      (64,616)    4,662
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....   (24,258,705)    (776,596)      598,102       66,117     (268,659)      74,440        6,987     4,961
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums
 transferred from
 New England
 Variable Life
 Insurance
 Company.........   101,802,783    6,362,705    39,544,492    3,600,140    4,112,835    3,173,029    1,762,484     4,323
Net transfers
 (to) from other
 sub-accounts....    (1,234,289)    (822,617)  (29,858,294)     718,688     (186,357)   2,527,486    2,012,595   226,677
Net transfers to
 New England
 Variable Life
 Insurance
 Company.........   (56,761,722)  (4,458,223)   (6,161,941)  (2,075,140)  (3,102,454)  (2,027,427)  (1,190,128)  (45,131)
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Increase in net
 assets derived
 from policy-
 related
 transactions....    43,806,772    1,081,865     3,524,257    2,243,688      824,024    3,673,088    2,584,951   185,869
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Net increase in
 net assets......    19,548,067      305,269     4,122,359    2,309,805      555,365    3,747,528    2,591,938   190,830
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........   229,946,670   16,444,862    12,758,384    7,369,159   14,204,213    2,663,683    1,501,043     --
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $249,494,737  $16,750,131  $ 16,880,743  $ 9,678,964  $14,759,578  $ 6,411,211  $ 4,092,981  $190,830
                   ============  ===========  ============  ===========  ===========  ===========  ===========  ========
                                                       VARIABLE
                                                       INSURANCE
                          VARIABLE INSURANCE           PRODUCTS
                             PRODUCTS FUND              FUND II
                   ----------------------------------- ---------- -------------
                     EQUITY-                   HIGH      ASSET
                     INCOME      OVERSEAS     INCOME    MANAGER
                      SUB-         SUB-        SUB-      SUB-
                     ACCOUNT      ACCOUNT    ACCOUNT** ACCOUNT**     TOTAL
                   ------------ ------------ --------- ---------- -------------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)...  $   594,515  $   (63,886)  $    (6) $    (34)  $ 15,226,417
Net realized and
 unrealized gain
 (loss) on
 investments.....       55,717     (439,917)      213    (1,503)   (39,634,671)
                   ------------ ------------ --------- ---------- -------------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....      650,232     (503,803)      207    (1,537)   (24,408,254)
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums
 transferred from
 New England
 Variable Life
 Insurance
 Company.........    9,237,234   11,268,285       102     8,495    180,876,907
Net transfers
 (to) from other
 sub-accounts....    9,868,299   16,487,055    36,048   224,709        --
Net transfers to
 New England
 Variable Life
 Insurance
 Company.........   (4,905,512)  (8,836,370)   (5,935)  (30,973)   (89,600,956)
                   ------------ ------------ --------- ---------- -------------
Increase in net
 assets derived
 from policy-
 related
 transactions....   14,200,021   18,918,970    30,215   202,231     91,275,951
                   ------------ ------------ --------- ---------- -------------
Net increase in
 net assets......   14,850,253   18,415,167    30,422   200,694     66,867,697
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    4,281,914    9,453,665     --        --       298,623,593
                   ------------ ------------ --------- ---------- -------------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $19,132,167  $27,868,832   $30,422  $200,694   $365,491,290
                   ============ ============ ========= ========== =============

 * For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
** For the period December 19, 1994 (Commencement of Operations) through
   December 31, 1994.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1993

                                                 NEW ENGLAND ZENITH FUND
                  -------------------------------------------------------------------------------------------
                    CAPITAL        BOND         MONEY        STOCK                     AVANTI       VALUE
                     GROWTH       INCOME       MARKET        INDEX       MANAGED       GROWTH       GROWTH
                  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT*
                  ------------  -----------  -----------  -----------  -----------  ------------ ------------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)..  $ 13,090,465  $ 1,631,730  $   341,165  $  246,247   $   705,102   $   25,675   $   27,942
Net realized and
 unrealized gain
 on investments.    20,406,394      187,990          --      400,747       590,219      143,066       67,374
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
Increase in net
 assets derived
 from investment
 activities.....    33,496,859    1,819,720      341,165     646,994     1,295,321      168,741       95,316
FROM POLICY-
 RELATED
 TRANSACTIONS
Net premiums
 transferred
 from New
 England
 Variable Life
 Insurance
 Company........    88,880,791    5,429,522   27,439,024   2,696,124     3,325,220      579,106      252,321
Net transfers
 (to) from other
 sub-accounts...      (185,104)   1,155,530  (22,054,415)  1,088,665     1,967,320    2,787,043    1,529,391
Net transfers to
 New England
 Variable Life
 Insurance
 Company........   (41,091,866)  (2,588,466)  (5,031,875) (1,483,033)   (1,785,088)    (871,207)    (375,985)
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
Increase in net
 assets derived
 from policy-
 related
 transactions...    47,603,821    3,996,586      352,734   2,301,756     3,507,452    2,494,942    1,405,727
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
Net increase in
 net assets.....    81,100,680    5,816,306      693,899   2,948,750     4,802,773    2,663,683    1,501,043
NET ASSETS, AT
 BEGINNING OF
 THE PERIOD.....   148,845,990   10,628,556   12,064,485   4,420,409     9,401,440          --           --
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
NET ASSETS, AT
 END OF THE
 PERIOD.........  $229,946,670  $16,444,862  $12,758,384  $7,369,159   $14,204,213   $2,663,683   $1,501,043
                  ============  ===========  ===========  ==========   ===========   ==========   ==========
                      VARIABLE INSURANCE
                        PRODUCTS FUND
                  -------------------------- -------------
                  EQUITY-INCOME   OVERSEAS
                  SUB-ACCOUNT*  SUB-ACCOUNT*    TOTAL
                  ------------- ------------ -------------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)..   $   39,142    $  (17,666) $ 16,089,802
Net realized and
 unrealized gain
 on investments.       92,954       701,070    22,589,814
                  ------------- ------------ -------------
Increase in net
 assets derived
 from investment
 activities.....      132,096       683,404    38,679,616
FROM POLICY-
 RELATED
 TRANSACTIONS
Net premiums
 transferred
 from New
 England
 Variable Life
 Insurance
 Company........      964,191     1,568,988   131,135,287
Net transfers
 (to) from other
 sub-accounts...    4,320,708     9,390,862           --
Net transfers to
 New England
 Variable Life
 Insurance
 Company........   (1,135,081)   (2,189,589)  (56,552,190)
                  ------------- ------------ -------------
Increase in net
 assets derived
 from policy-
 related
 transactions...    4,149,818     8,770,261    74,583,097
                  ------------- ------------ -------------
Net increase in
 net assets.....    4,281,914     9,453,665   113,262,713
NET ASSETS, AT
 BEGINNING OF
 THE PERIOD.....          --            --    185,360,880
                  ------------- ------------ -------------
NET ASSETS, AT
 END OF THE
 PERIOD.........   $4,281,914    $9,453,665  $298,623,593
                  ============= ============ =============

* For the period April 30, 1993 (Commencement of Operations) through December 31, 1993.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1992

                         -----------------------------------------------------------------  ------------
                           CAPITAL        BOND         MONEY         STOCK
                            GROWTH       INCOME        MARKET        INDEX       MANAGED
                         SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT     TOTAL
                         ------------  -----------  ------------  -----------  -----------  ------------
FROM INVESTMENT
 ACTIVITIES
Net investment income..  $  1,671,272  $   981,367  $    465,788  $ 2,947,750  $   469,711  $  6,535,888
Net realized and
 unrealized gain (loss)
 on investments........   (10,116,858)    (149,166)      --        (2,617,097)     172,441   (12,710,680)
                         ------------  -----------  ------------  -----------  -----------  ------------
 Increase (decrease) in
  net assets derived
  from investment
  activities...........    (8,445,586)     832,201       465,788      330,653      642,152    (6,174,792)
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums
 transferred from New
 England Variable Life
 Insurance Company.....    67,808,576    3,248,052    24,616,186    1,485,555    2,274,457    99,432,826
Net transfers (to) from
 other sub-accounts....    16,957,727    1,845,009   (19,527,266)     849,096     (124,566)      --
Net transfers to New
 England Variable Life
 Insurance Company.....   (50,969,349)  (2,798,256)   (4,457,696)  (1,217,417)  (1,765,986)  (61,208,704)
                         ------------  -----------  ------------  -----------  -----------  ------------
Increase in net assets
 derived from policy-
 related transactions..    33,796,954    2,294,805       631,224    1,117,234      383,905    38,224,122
                         ------------  -----------  ------------  -----------  -----------  ------------
Net increase in net
 assets................    25,351,368    3,127,006     1,097,012    1,447,887    1,026,057    32,049,330
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD................   123,494,622    7,501,550    10,967,473    2,972,522    8,375,383   153,311,550
                         ------------  -----------  ------------  -----------  -----------  ------------
NET ASSETS, AT END OF
 THE PERIOD............  $148,845,990  $10,628,556  $ 12,064,485  $ 4,420,409  $ 9,401,440  $185,360,880
                         ============  ===========  ============  ===========  ===========  ============



                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. New England Variable Life Separate Account (the "Account") of New England Variable Life Insurance Company ("NEVLICO"), was established by NEVLICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department. NEVLICO is a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NEVLICO. However, that portion of the Account assets equal to the reserves and other liabilities of the Account may not be charged with liabilities that arise out of any other business NEVLICO may conduct.

2. The Account has twelve investment sub-accounts each of which invests in the shares of one portfolio of New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds." The Zenith Fund, the Variable Insurance Products Fund and Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the twelve Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. Boston time) on each day the Exchange is open for trading. Realized gains and losses on the sale of the Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date.

3. Certain deductions are made from each premium payment paid to NEVLICO to arrive at a net premium that is transferred to the Account, and certain deductions are made from the variable life insurance policies' cash value. These deductions include sales load, administrative expenses, a risk charge, premium taxes and the cost of providing insurance protection. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

NEVLICO charges the Account for mortality and expense risks NEVLICO assumes. Currently, the charges are made daily at an effective annual rate of .35% of the Account assets attributable to fixed premium variable life policies, .45% of the Account assets attributable to single premium variable life policies,
 .60% of the Account assets attributable to variable ordinary life policies and limited payment variable life policies, and .90% of the Account assets attributable to variable survivorship life policies.

4. For federal income tax purposes the Account's operations are included with those of NEVLICO. NEVLICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

5. The Back Bay Advisors Bond Income, Back Bay Advisors Money Market and Back Bay Advisors Managed Series of the Zenith Fund receive investment advice from Back Bay Advisors, L.P. ("Back Bay Advisors"), an indirect subsidiary of The New England. Capital Growth Management Limited Partnership ("CGM") serves as investment adviser to the Capital Growth Series. Loomis, Sayles serves as investment adviser to the Loomis Sayles Avanti Growth Series and the Loomis Sayles Small Cap Series, and Westpeak Investment Advisers, L.P. ("Westpeak") serves as investment adviser to the Westpeak Stock Index Series and the Westpeak Value Growth Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser pursuant to an advisory agreement that was approved by shareholders of the Westpeak Stock Index Series on July 14, 1993. Loomis, Sayles, Westpeak, and CGM are indirect subsidiaries of The New England. The Equity-Income, Overseas, and High Income Portfolios of the Variable Insurance Products Fund and the Asset Manager Portfolio of the Variable Insurance Products Fund II receive investment advice from Fidelity Management & Research Company.

6. The following table shows the aggregate cost of shares purchased and proceeds from sales of each sub-account as of December 31, 1994:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Capital Growth..................................... $164,839,394 $104,764,194
   Bond Income........................................   12,808,505    9,812,380
   Money Market.......................................   55,266,374   50,824,342
   Stock Index........................................    6,625,186    3,854,139
   Managed............................................    8,429,317    6,603,077
   Avanti Growth......................................    7,196,134    2,478,839
   Value Growth.......................................    4,869,047    1,506,335
   Small Cap..........................................      231,338            5
   Fidelity Equity-Income.............................   24,975,998    7,189,332
   Fidelity Overseas..................................   32,894,034    9,110,672
   Fidelity High Income...............................       36,150           --
   Fidelity Asset Manager.............................      245,398        6,777

7. The following tables show the net investment return of the sub-accounts for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts in 1988, 1989, and 1990 have been recalculated to conform with the current presentation.

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89 - 1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  67.51%   94.53%   52.17%   -9.11%   30.30%   -3.82%   53.45%   -6.38%   14.57%   -8.06%
Bond Income.............  18.34%   14.43%    1.91%    7.99%   11.91%    7.71%   17.55%    7.80%   12.22%   -3.91%
Money Market............   7.88%    6.43%    6.16%    7.14%    8.87%    7.81%    5.84%    3.43%    2.61%    3.65%
                                           5/1/87-  1/1/88-  1/1/89 - 1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock-Index............................... -12.40%   15.93%   29.70%   -4.48%   29.98%    6.92%    9.34%    0.71%
Managed...................................   -.89%    9.10%   18.67%    2.85%   19.75%    6.33%   10.26%   -1.53%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.47%   -1.70%
Value Growth....................................................................................  13.97%   -1.86%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.88%    6.55%
Fidelity Overseas...............................................................................  36.87%    0.85%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.23%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -1.80%
Fidelity Asset Manager...................................................................................  -6.76%

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  67.34%   94.33%   52.02%   -9.20%   30.17%   -3.91%   53.29%   -6.47%   14.46%   -8.16%
Bond Income.............  18.23%   14.32%    1.81%    7.88%   11.79%    7.60%   17.43%    7.69%   12.10%   -4.01%
Money Market............   7.78%    6.32%    6.05%    7.03%    8.77%    7.71%    5.74%    3.33%    2.51%    3.54%
                                           5/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............................... -12.46%   15.82%   29.57%   -4.58%   29.85%    6.81%    9.23%    0.60%
Managed...................................   -.96%    8.99%   18.55%    2.75%   19.63%    6.22%   10.15%   -1.63%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.39%   -1.80%
Value Growth....................................................................................  13.90%   -1.96%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.76%    6.44%
Fidelity Overseas...............................................................................  36.74%    0.75%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.30%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -1.90%
Fidelity Asset Manager...................................................................................  -6.85%

VARIABLE ORDINARY ("ZENITH LIFE PLUS" AND "ZENITH LIFE PLUS II") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  67.09%   94.04%   51.79%   -9.36%   30.80%   -4.64%   53.06%   -6.61%   14.28%   -8.30%
Bond Income.............  18.05%   14.15%    1.65%    7.63%   11.68%    7.48%   17.25%    7.53%   11.94%   -4.16%
Money Market............   7.61%    6.16%    5.89%    6.94%    8.58%    7.50%    5.58%    3.18%    2.36%    3.39%
                                           5/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............................... -12.55%   14.67%   32.72%   -6.33%   29.65%    6.65%    9.07%    0.45%
Managed...................................  -1.06%    8.43%   19.83%    1.72%   19.45%    6.06%    9.99%   -1.78%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.28%   -1.94%
Value Growth....................................................................................  13.78%   -2.11%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.59%    6.28%
Fidelity Overseas...............................................................................  36.53%    0.59%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.40%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -2.05%
Fidelity Asset Manager...................................................................................  -7.00%

VARIABLE ORDINARY ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  66.59%   93.46%   51.34%   -9.63%   30.41%   -4.92%   52.61%   -6.90%   13.94%   -8.57%
Bond Income.............  17.70%   13.81%    1.35%    7.30%   11.34%    7.16%   16.90%    7.21%   11.60%   -4.45%
Money Market............   7.29%    5.85%    5.57%    6.62%    8.25%    7.18%    5.26%    2.87%    2.05%    3.08%
                                           5/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............................... -12.73%   14.32%   32.33%   -6.61%   29.27%    6.33%    8.74%    0.15%
Managed...................................  -1.26%    8.10%   19.47%    1.42%   19.10%    5.74%    9.69%   -2.07%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.05%   -2.24%
Value Growth....................................................................................  13.55%   -2.40%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.23%    5.96%
Fidelity Overseas...............................................................................  36.12%    0.29%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.59%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -2.34%
Fidelity Asset Manager...................................................................................  -7.28%

  The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and beginning value for the period and dividing it by the beginning value for the period.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Variable Life Insurance Company:

We have audited the accompanying balance sheets of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1994 and 1993, and the related statements of operations, surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New England Variable Life Insurance Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which are considered generally accepted accounting principles for wholly-owned stock life insurance subsidiaries of mutual life insurance companies.

                                          Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 24, 1995

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                                 BALANCE SHEETS

                                     ASSETS

                                                           DECEMBER 31,
                                                     --------------------------
                                                         1994          1993
                                                         ----          ----
Bonds..............................................  $  7,828,833  $  7,987,043
Mortgage loan......................................     2,221,942     2,230,000
Policy loans.......................................    43,967,343    30,673,718
Cash and short-term investments....................    10,669,045    21,282,674
Accrued investment income..........................     1,377,286     1,061,822
Premiums deferred and uncollected..................     6,892,888     5,452,658
Due from separate account, net.....................    79,549,258    63,855,885
Due from New England Mutual Life Insurance Company.     1,889,855       475,007
Other assets.......................................       814,991     1,636,853
Separate account assets............................   445,040,547   362,479,478
                                                     ------------  ------------
    Total assets...................................  $600,251,988  $497,135,138
                                                     ============  ============

                            LIABILITIES AND SURPLUS
Policy reserves....................................  $ 44,648,304  $ 26,905,146
Due New England Mutual Life Insurance Company......     3,219,350     7,917,908
Federal income taxes...............................     4,611,653     1,644,852
Accrued expenses...................................     4,746,096     2,866,665
Other liabilities..................................     1,120,620       735,987
Separate account liabilities.......................   445,040,547   362,479,478
                                                     ------------  ------------
    Total liabilities..............................   503,386,570   402,550,036
Surplus:
  Common stock (shares authorized: 50,000; issued
   and outstanding:
   20,000; par value $125).........................     2,500,000     2,500,000
  Paid-in capital in excess of par value...........   117,709,808   107,709,808
  Unassigned surplus...............................   (23,481,592)  (15,831,154)
    Asset valuation reserve........................       137,202       206,448
                                                     ------------  ------------
    Total surplus..................................    96,865,418    94,585,102
                                                     ------------  ------------
    Total liabilities and surplus..................  $600,251,988  $497,135,138
                                                     ============  ============

    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                         1994          1993
                                                     ------------  ------------
Income:
  Premiums.........................................  $201,732,909  $146,137,792
  Investment income................................     3,093,024     2,724,046
                                                     ------------  ------------
                                                      204,825,933   148,861,838
Expenses:
  Death and other benefits.........................    23,345,664    18,207,816
  Increase in policy reserves......................    17,743,158     5,573,679
  Commissions......................................    37,220,361    29,849,384
  Net transfers to separate account................    87,853,704    58,823,455
  General and administrative.......................    43,395,223    31,727,803
                                                     ------------  ------------
                                                      209,558,110   144,182,137
                                                     ------------  ------------
Income (loss) before provision for taxes...........    (4,732,177)    4,679,701
Provision for income taxes.........................     2,968,375     5,066,507
                                                     ------------  ------------
Net loss from operations before realized capital
 losses............................................    (7,700,552)     (386,806)
Net realized investment gains (losses) less capital
 gains tax of $0 in 1994 and $4,916 in 1993........             9        (5,780)
                                                     ------------  ------------
Net loss...........................................  $ (7,700,543) $   (392,586)
                                                     ============  ============

                             STATEMENTS OF SURPLUS

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                         1994          1993
                                                     ------------  ------------
Surplus, beginning of year.........................  $ 94,585,102  $ 69,988,844
Net loss...........................................    (7,700,543)     (392,586)
Change in non-admitted assets......................       (19,141)      (11,156)
Paid-in capital....................................    10,000,000    25,000,000
                                                     ------------  ------------
Surplus, end of year...............................  $ 96,865,418  $ 94,585,102
                                                     ============  ============

    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF CASH FLOWS

                                                    YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1994           1993
                                                   -------------  ------------
Cash flows from operating activities:
  Insurance premiums and other considerations..... $ 199,670,506  $143,259,367
  Investment income...............................     2,773,220     2,479,596
  Benefits........................................   (23,510,882)  (18,036,117)
  Expenses and taxes..............................   (80,900,670)  (62,011,687)
  Net transfers to separate account...............  (103,547,077)  (72,721,602)
  Net increase in policy loans....................   (13,293,625)   (9,308,284)
  Other disbursements, net........................    (1,972,032)   (2,914,732)
                                                   -------------  ------------
    Net cash flows used in operating activities...   (20,780,560)  (19,253,459)
Cash flows from investing activities:
  Proceeds of long-term investments sold, matured
   or repaid (net of tax).........................       166,942       576,687
  Cost of long-term investments acquired..........           (11)         (922)
                                                   -------------  ------------
    Net cash flows from investing activities......       166,931       575,765
Cash flows from financing activities:
  Paid-in capital.................................    10,000,000    25,000,000
                                                   -------------  ------------
Net cash flows....................................   (10,613,629)    6,322,306
Cash and short-term investments, beginning of
 year.............................................    21,282,674    14,960,368
                                                   -------------  ------------
Cash and short-term investments, end of year...... $  10,669,045  $ 21,282,674
                                                   =============  ============


    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

1. GENERAL:

  New England Variable Life Insurance Company (the "Company") is a wholly-owned stock life insurance subsidiary of New England Mutual Life Insurance Company ("The New England"). The Company is authorized to transact variable life insurance business.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  BASIS OF PRESENTATION

  The Company prepares its statutory financial statements, except as to form, in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which are currently considered generally accepted accounting principles (GAAP) for wholly-owned stock life insurance subsidiaries of a mutual life insurance company. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed.

  The Financial Accounting Standards Board (FASB) issued Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts. The American Institute of Certified Public Accountants issued Statement of Position 95-1, Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises. Neither of these groups has a role in establishing regulatory accounting practices. These pronouncements will require stock life subsidiaries of a mutual life insurance company parent to modify their financial statements in order for them to continue to be in accordance with generally accepted accounting principles, effective for 1996 financial statements. The manner in which policy reserves, new business acquisition costs, asset valuations and the related tax effects are recorded will change. Management has not determined the impact of such changes on its financial statements.

  Certain amounts from the 1993 financial statements have been reclassified to conform with the 1994 presentation.

  INVESTED ASSETS

  Carrying values of bonds have been determined in accordance with methods and values adopted by the National Association of Insurance Commissioners. Bonds are carried primarily at amortized cost.

  The Company's mortgage loans on real estate are carried at outstanding principal balance or amortized cost. The estimated fair value of these loans is determined using an internal matrix based on market rates and a credit rating system. The Company establishes investment valuation reserves equal to the amount by which the admitted value of each mortgage loan that has been modified, is delinquent 90 days or more, or is in the process of modification, exceeds the estimated fair value of its underlying collateral. These investment valuation reserves are adjusted annually based on current valuations.

  Policy loans are carried at the aggregate of the unpaid balances. Policy loans are an integral part of insurance products and have no maturity dates. Consequently, it is not practicable to value these instruments.

  Short term investments are carried principally at cost, which approximates fair value, and include securities with a maturity date at purchase of less than one year.

  Realized gains and losses on the sales of investments are determined on the specific identification method. See Note 3 for accounting treatment of realized gains and losses attributable to interest rate changes. Unrealized gains and losses are accounted for as direct increases or decreases in surplus.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED

  SEPARATE ACCOUNT

  Assets and liabilities held in the separate account are included as separate captions on the balance sheet. The statements of operations include the general account business and the net transfers to the separate account. The separate account's net transfers, investment income, realized and unrealized capital gains and losses, and investment expenses are offset by corresponding increases or decreases in reserves required to provide for future payments to policyholders. These assets consist principally of investments in mutual funds and are carried at fair value.

  VARIABLE LIFE RESERVES

  Reserves for variable life insurance policies are developed using the 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables on the Net Level Premium Method, the Net Single Premium Method, or the Modified Full Preliminary Term Method with assumed interest rates ranging from 4% to 5%.

  DUE FROM SEPARATE ACCOUNT, NET

  The Company records as a receivable amounts that are due from the separate account for policy charges (including cost of insurance charges, administrative charges and minimum death benefit charges), and amounts held for policy account values in excess of the statutory reserve.

  Amounts held in excess of the reserve cannot be transferred unless the policy is terminated or the policy account value is withdrawn.

  Actual transfers from the separate account to the general account for the policy charges are made on a periodic basis to reduce this receivable. The components of the amount due from the separate account, net as of December 31, 1994 and December 31, 1993 are as follows:

                                                           1994        1993
                                                           ----        ----
   Account values in excess of reserves................ $75,718,686 $60,722,683
   Policy charges......................................   3,830,572   3,133,202
                                                        ----------- -----------
     Total............................................. $79,549,258 $63,855,885
                                                        =========== ===========

  RECOGNITION OF PREMIUM REVENUE AND RELATED EXPENSES

  Variable life premium revenue is recognized during the premium paying period. Commissions and other expenses in connection with acquiring new business are charged to current operations as incurred.

  FEDERAL INCOME TAXES

  The Company's federal income tax return is consolidated with The New England. The method of allocation between the companies is subject to a tax sharing agreement, and allocation is based upon separate return calculations with current credit for net losses. Net operating loss carryforwards to the extent not previously reimbursed will be utilized as a deduction before determining the tax liability to The New England.

3. INVESTMENT RESERVES AND INTEREST MAINTENANCE RESERVE:

  The Asset Valuation Reserve (AVR) is designed to mitigate the effect of valuation and credit-related losses on unassigned surplus. The AVR covers all invested asset classes with risk of loss, including bonds, common stock, mortgage loans and real estate. This balance has been classified under the surplus caption within the balance sheet. This presentation differs from the Company's statutory filing, however, in management's opinion, it is consistent with industry practice which considers such reserves part of surplus.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED

  The Interest Maintenance Reserve (IMR) accumulates realized capital gains and losses on the sale of all types of fixed income securities which result from changes in the overall level of interest rates. These gains are amortized into operating income over the remaining life of each investment sold. The IMR is included in Other liabilities and amounted to $75,451 and $75,672 as of December 31, 1994 and 1993, respectively. The amortization of the IMR into net income net of federal income tax for 1994 and 1993, respectively, was $2,702 and $1,888.

4. INVESTMENTS:

  The carrying value and estimated fair values of debt securities in the general account are as follows:

                                                         1994
                                                   GROSS UNREALIZED     ESTIMATED
                                          CARRYING ------------------     FAIR
                                           VALUE    GAINS     LOSSES      VALUE
                                          --------  -----     ------    ---------
                                                    (IN THOUSANDS)
U.S. Treasury securities and obligations
 of U.S. government
 corporations and agencies..............   $4,191  $     62   $    (60)  $4,193
Corporate securities....................    3,546       125         (7)   3,664
Mortgage-backed securities..............       92         0         (3)      89
                                           ------  --------   --------   ------
Total...................................   $7,829  $    187   $    (70)  $7,946
                                           ======  ========   ========   ======
                                                         1993
                                                   GROSS UNREALIZED     ESTIMATED
                                          CARRYING ------------------     FAIR
                                           VALUE    GAINS     LOSSES      VALUE
                                          -------- --------  --------   ---------
                                                    (IN THOUSANDS)
U.S. Treasury securities and obligations
 of U.S. government
 corporations and agencies..............   $3,727  $    220   $      0   $3,947
Corporate securities....................    4,112       469         (1)   4,580
Mortgage-backed securities..............      148         3          0      151
                                           ------  --------   --------   ------
Total...................................   $7,987  $    692   $     (1)  $8,678
                                           ======  ========   ========   ======

  Publicly traded debt securities are valued based upon quoted market prices. The fair values of private placement obligations are determined using an internal matrix based on market interest rates, the credit rating of the specific security, and public prices of similar securities.

  The carrying value and estimated fair value of debt securities at December 31, 1994, by contractual maturity, are shown below. Stated maturities may differ from contractual maturities because some borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       ESTIMATED
                                                              CARRYING   FAIR
                                                               VALUE     VALUE
                                                              -------- ---------
                                                                (IN THOUSANDS)
Due in 1 year or less........................................  $  426   $  426
Due after 1 year through 5 years.............................   5,195    5,142
Due after 5 years through 10 years...........................     467      524
Due after 10 years...........................................   1,649    1,765
Mortgage-backed securities...................................      92       89
                                                               ------   ------
Total........................................................  $7,829   $7,946
                                                               ======   ======

  Gross realized gains from sale of debt securities were $3,817 and $44,496, and gross realized losses were $0 and $770 in 1994 and 1993, respectively. Net realized gains of $2,481 and $28,422 in 1994 and 1993, respectively, were transferred to the IMR.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED

  The carrying value of the mortgage loan was $2,221,942 and $2,230,000 and estimated fair value of the mortgage loan was $2,240,539 and $2,371,315 at December 31, 1994 and December 31, 1993, respectively.

5. RELATED-PARTY TRANSACTIONS:

  Under the terms of a service agreement, The New England furnishes all executive, legal, clerical, and other personnel services to the Company. The fees for such services amounted to $40,071,822 in 1994 and $29,059,452 in 1993.

  All of the officers and directors of the Company are officers of The New England.

  On June 22, 1994 and June 30, 1993, The New England contributed $10,000,000 and $25,000,000 of capital to the Company, respectively.

6. FEDERAL INCOME TAXES:

  Federal income taxes are provided on the basis of amounts estimated to be payable under the Internal Revenue Code. The Company files a consolidated federal income tax return with The New England.


  Below is a reconciliation of income before federal income taxes to taxable gain from operations:

                                                                 YEAR ENDING
                                                                DECEMBER 31,
                                                               ----------------
                                                                1994     1993
                                                               -------  -------
                                                               (IN THOUSANDS)
Operating gain (loss) before federal income taxes............. $(4,732) $ 4,680
Deferred acquisition costs....................................  11,035    8,660
Nontaxable income.............................................     (25)     (38)
Expense-related differences...................................   3,816    3,971
Other income-related differences..............................  (1,614)  (2,797)
                                                               -------  -------
Taxable gain from operations.................................. $ 8,480  $14,476
                                                               -------  -------
Federal income taxes at 35%................................... $ 2,968  $ 5,067
                                                               =======  =======

The Internal Revenue Service has completed its examination of the Company's income tax returns through 1989 and is currently examining the income tax returns for 1990 to 1991. The New England is contesting certain issues since 1976. The outcome of these proceedings is not currently determinable but, in the opinion of management, would not have a materially adverse effect on the financial statements.

7. REINSURANCE:

  The Company's practice on individual products is to retain not more than $75,000 of risk on any person, excluding accidental death benefits. Total individual life premiums ceded were $13.8 million and $9.8 million at December 31, 1994 and 1993, respectively. In 1994, $9.5 million of the $13.8 million premiums were ceded to The New England, and in 1993, $7.6 million of the $9.8 million premiums were ceded to The New England.

  The individual life insurance in force ceded was $9.7 billion and $7.0 billion at December 31, 1994 and 1993, respectively.

  The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet the obligations assumed by it.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                               ZENITH LIFE PLUS
                   VARIABLE ORDINARY LIFE INSURANCE POLICIES
                        SUPPLEMENT DATED MAY 1, 1995 TO
                         PROSPECTUS DATED MAY 1, 1994

INTRODUCTION

  This supplement updates certain information contained in the prospectus dated May 1, 1994, for Zenith Life Plus Policies (the "Policies"). You should read and retain this supplement with your prospectus and Policy. A complete prospectus dated May 1, 1995 is available free of charge upon written request to New England Variable Life Insurance Company ("NEVLICO").

  NEVLICO is a wholly-owned subsidiary of New England Mutual Life Insurance Company. NEVLICO's Principal Administrative Office is 501 Boylston Street, Boston, Massachusetts 02116.

  THIS SUPPLEMENT IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS OF THE NEW ENGLAND ZENITH FUND AND OF THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II, WHICH ARE ATTACHED AT THE END OF THIS SUPPLEMENT. THE SUPPLEMENT AND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  THESE SECURITIES ARE OFFERED FOR SALE IN THE COMMONWEALTH OF PUERTO RICO PURSUANT TO REGISTRATION WITH THE SECURITIES OFFICE OF THE DEPARTMENT OF THE TREASURY, BUT SUCH REGISTRATION DOES NOT CONSTITUTE A FINDING THAT THIS PROSPECTUS IS TRUE, COMPLETE, AND NOT MISLEADING, NOR HAS THE SECURITIES OFFICE OF THE DEPARTMENT OF THE TREASURY PASSED IN ANY WAY UPON THE MERITS OF, RECOMMENDED, OR GIVEN APPROVAL TO SUCH SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GLOSSARY

ACCOUNT

  A sub-account of the Variable Account or The Fixed Account.

NEVLICO AND THE NEW ENGLAND

NEVLICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

INVESTMENTS OF THE VARIABLE ACCOUNT

  The Variable Account currently has 16 sub-accounts, each of which invests in the shares of an Eligible Fund. The sub-accounts of the Variable Account are:

  -- The Zenith Money Market Sub-Account, which invests in the Back Bay
     Advisors Money Market Series of the New England Zenith Fund (the "Zenith Fund")

  -- The Zenith Bond Income Sub-Account, which invests in the Back Bay
     Advisors Bond Income Series of the Zenith Fund

  -- The Zenith Capital Growth Sub-Account, which invests in the Capital
     Growth Series of the Zenith Fund

  -- The Zenith Stock Index Sub-Account, which invests in the Westpeak Stock
     Index Series of the Zenith Fund

  -- The Zenith Managed Sub-Account, which invests in the Back Bay Advisors
     Managed Series of the Zenith Fund

  -- The Zenith Value Growth Sub-Account, which invests in the Westpeak Value
     Growth Series of the Zenith Fund

  -- The Zenith Avanti Growth Sub-Account, which invests in the Loomis Sayles
     Avanti Growth Series of the Zenith Fund

  -- The Zenith Small Cap Sub-Account, which invests in the Loomis Sayles
     Small Cap Series of the Zenith Fund

  -- The Equity-Income Sub-Account, which invests in the Equity-Income
     Portfolio of the Variable Insurance Products Fund (the "VIP Fund")

  -- The Overseas Sub-Account, which invests in the Overseas Portfolio of the VIP Fund

  -- The High Income Sub-Account, which invests in the High Income Portfolio of the VIP Fund

  -- The Asset Manager Sub-Account, which invests in the Asset Manager
     Portfolio of the Variable Insurance Products Fund II (the "VIP Fund II")

  -- The Zenith Equity Growth Sub-Account, which invests in the Alger Equity
     Growth Series of the Zenith Fund*

  -- The Zenith Balanced Sub-Account, which invests in the Loomis Sayles
     Balanced Series of the Zenith Fund*

  -- The Zenith Value Sub-Account, which invests in the Venture Value Series of the Zenith Fund*

  -- The Zenith International Equity Sub-Account, which invests in the
     Draycott International Equity Series of the Zenith Fund*

  * Availability of these Sub-accounts is subject to any necessary state insurance department approvals.

  The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund was established by The New England as an investment vehicle for separate investment accounts of NEVLICO and of other life insurance companies. Currently the Zenith Fund is the funding vehicle for the Variable Account and for separate accounts of The New England and NEVLICO that issue variable annuity contracts.

  The VIP Fund and VIP Fund II are open-end, diversified management investment companies (mutual funds) that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies. The VIP Fund and VIP Fund II were organized by Fidelity Management & Research Company.

  Shares of the Eligible Funds are purchased and sold by the Variable Account at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The investment objectives of the Eligible Funds' portfolios are described briefly below. There is, of course, no assurance that these objectives will be met. A full description of the Eligible Funds, including their investment objectives and policies, expenses, and the risks of investing in the Eligible Funds, is contained in the attached Eligible Fund prospectuses, as well as in the Zenith Fund's Statement of Additional Information, which is referenced in the Zenith Fund prospectus, and in the Statement of Additional Information for the VIP Fund and VIP Fund II, which is referenced in those Funds' prospectus.

  The Zenith Back Bay Advisors Money Market Series' investment objective is to provide the highest possible level of current income consistent with preservation of capital. The Series seeks to achieve its objective through investment in a managed portfolio of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  The Zenith Back Bay Advisors Bond Income Series' investment objective is to provide a high level of current income consistent with preservation of capital and moderate investment risk. The Series seeks to achieve its objective through investment primarily in an investment quality bond portfolio.

  The Zenith Capital Growth Series' investment objective is long-term growth of capital though investment primarily in equity securities.

  The Zenith Westpeak Stock Index Series' investment objective is to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Zenith Back Bay Advisors Managed Series' investment objective is to provide a favorable total investment return through investment in a diversified portfolio. The Series' portfolio is expected to include (i) common stocks, (ii) notes and bonds and (iii) money market instruments.

  The Zenith Westpeak Value Growth Series' investment objective is long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  The Zenith Loomis Sayles Avanti Growth Series' investment objective is long-term growth of capital. The Series normally will invest primarily in equity securities of companies with medium and large capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively), but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion).

  The Zenith Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stock or their equivalent. The Series will normally invest at least 65% of its total assets in companies with market capitalization of less than $500 million.

  The Zenith Loomis Sayles Balanced Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. Under normal conditions, the series will invest at least 25% of its assets in bonds and at least 50% of its assets in common stocks.

  The Zenith Draycott International Equity Series' investment objective is to seek total return from long-term growth of capital and dividend income. The series will invest primarily in common stocks of issuers either headquartered outside the U.S. or deriving a substantial part of their revenues from countries outside of the U.S.

  The Zenith Venture Value Series' investment objective is growth of capital. The Series will primarily invest in domestic common stocks (and securities convertible into common stock) that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  The Zenith Alger Equity Growth Series' investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, with a majority of issuers having a total market capitalization of $1 billion or greater.

  The VIP Fund Equity-Income Portfolio's investment objective is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio will also consider the potential for capital appreciation.

  The VIP Fund Overseas Portfolio's investment objective is long-term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolio by participating in companies and economies outside of the United States.

  The VIP Fund High Income Portfolio's investment objective is to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. High-yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default and price volatility than higher-rated securities, and may present problems of liquidity and valuation.

  The VIP Fund II Asset Manager Portfolio's investment objective is to seek high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, which is a subsidiary of The New England, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

           SERIES                       ADVISER                        SUB-ADVISER
           ------                       -------                        -----------
Capital Growth                Capital Growth Management
                              Limited Partnership ("CGM")*
Back Bay Advisors Money Mar-
 ket                          TNE Advisers, Inc.           Back Bay Advisors, L.P.**
Back Bay Advisors Bond In-
 come                         TNE Advisers, Inc.           Back Bay Advisors, L.P.**
Back Bay Advisors Managed     TNE Advisers, Inc.           Back Bay Advisors, L.P.**
Westpeak Stock Index          TNE Advisers, Inc.           Westpeak Investment Advisors, L.P.**
Westpeak Value Growth         TNE Advisers, Inc.           Westpeak Investment Advisors, L.P.**
Loomis Sayles Avanti Growth   TNE Advisers, Inc.           Loomis, Sayles & Company, L.P.**
Loomis Sayles Small Cap       TNE Advisers, Inc            Loomis, Sayles & Company, L.P.**
Loomis Sayles Balanced        TNE Advisers, Inc.           Loomis, Sayles & Company, L.P.**
Draycott International Eq-
 uity                         TNE Advisers, Inc.           Draycott Partners, Ltd.**
Venture Value                 TNE Advisers, Inc.           Selected/Venture Advisers, L.P.
Alger Equity Growth           TNE Advisers, Inc.           Fred Alger Management, Inc.

 * An affiliate of The New England
** An indirect subsidiary of The New England

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Value Growth Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those series were advised by their current sub-adviser, except as follows. The New England itself served as investment adviser to the Money Market and Bond Income Series until September 10, 1986 when Back Bay Advisors assumed The New England's responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management Division was reorganized into CGM.

  The Zenith Fund Series incur charges for advisory fees and certain other expenses. Under a voluntary expense cap by TNE Advisers for each of the Capital Growth, Back Bay Advisors Bond Income, Back Bay Advisors Money Market, Back Bay Advisors Managed, Westpeak Stock Index, Westpeak Value Growth and Loomis Sayles Avanti Growth Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets; for the Loomis Sayles Small Cap Series, TNE Advisers will bear all expenses that exceed 1.00% of average daily net assets. For the remaining Zenith Fund

Series TNE Advisers, under a voluntary expense deferral arrangement, will bear those expenses (other than the management fee) which exceed a certain limit in the year in which they are incurred and will charge those expenses to the series in a future year when actual expenses of the series are below the limit. The expense cap and expense deferral arrangement may be terminated at any time.

  The following table shows the annual operating expenses for each series, based on actual expenses incurred for 1994, after giving effect to the applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE CAP)

                                    BACK     BACK
                                    BAY      BAY      BACK                     LOOMIS LOOMIS
                                  ADVISORS ADVISORS   BAY    WESTPEAK WESTPEAK SAYLES SAYLES
                          CAPITAL   BOND    MONEY   ADVISORS  STOCK    VALUE   AVANTI SMALL
                          GROWTH   INCOME   MARKET  MANAGED   INDEX    GROWTH  GROWTH  CAP
                          SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES SERIES
                          ------- -------- -------- -------- -------- -------- ------ ------
Management Fee..........   .65%     .40%     .35%     .50%     .25%     .70%    .70%  1.00%
Other Expenses..........   .05%     .14%     .15%     .14%     .15%     .15%    .15%    --
                           ----     ----     ----     ----     ----     ----    ----  -----
 Total Series Operating
  Expenses..............   .70%     .54%     .50%     .64%     .40%     .85%    .85%  1.00%

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                            LOOMIS                        ALGER
                                            SAYLES    DRAYCOTT    VENTURE EQUITY
                                           BALANCED INTERNATIONAL  VALUE  GROWTH
                                            SERIES  EQUITY SERIES SERIES  SERIES
                                           -------- ------------- ------- ------
Management Fee...........................    .70%        .90%      .75%    .70%
Other Expenses...........................    .15%        .40%      .15%    .15%
                                             ----       -----      ----    ----
 Total Series Operating Expenses.........    .85%       1.30%      .90%    .85%

  For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of the prospectus and the Zenith Fund's Statement of Additional Information.

  The investment adviser for the VIP Fund and VIP Fund II is Fidelity Management & Research Company, a registered investment adviser under the Investment Advisers Act of 1940. The Portfolios of the VIP Fund and VIP Fund II, as part of their operating expenses, pay investment management fees to Fidelity Management & Research Company. The Portfolios also bear certain other expenses. For the year ended December 31, 1994, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were as follows:

                                                                         TOTAL
  PORTFOLIO          MANAGEMENT FEES         OTHER EXPENSES         ANNUAL EXPENSES
  ---------          ---------------         --------------         ---------------
  Equity-Income           .52%                    .06%                   .58%*
  Overseas                .77%                    .15%                   .92%
  High Income             .61%                    .10%                   .71%
  Asset Manager           .72%                    .08%                   .80%*

--------
* A portion of the brokerage commissions the portfolio paid was used to reduce its expenses. Without this reduction total operating expenses would have been .60% for the Equity-Income Portfolio and .81% for the Asset Manager Portfolio.

  Fidelity Management & Research Company is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. As of December 31, 1994, it advised funds having more than 22 million shareholder accounts with a total value of more than $250 billion. For more information regarding the Equity-Income, Overseas, High Income, and Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP Fund and VIP Fund II prospectus attached at the end of this prospectus and their Statement of Additional Information.

INVESTMENT OPTIONS

  You may allocate your Policy's scheduled premiums and unscheduled payments among the sub-accounts of the Variable Account in any combination. A minimum of 10% of the premium or payment must be allocated to each sub-account selected. Percentages allocated must be in whole numbers. Your Policy's cash value may be distributed among no more than ten accounts (including the Fixed Account) at any one time.

  You make the initial allocation when you apply for a Policy. You may change the allocation of future premiums and payments at any time thereafter. The change will be effective for scheduled premiums due and unscheduled payments applied after the date when NEVLICO receives your request. You may request the change by telephone or by written request in a form satisfactory to NEVLICO. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office" in the prospectus.)

  See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

  After the Right to Return the Policy period, you may transfer your Policy's cash value between sub-accounts up to four times in a policy year without NEVLICO's consent. NEVLICO currently allows 12 sub-account transfers per policy year. All sub-account transfer requests made at the same time will be treated as a single request. The transfer will be effective as of the date when NEVLICO receives the transfer request at its Administrative Office. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office" in the prospectus.) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account" in the prospectus. Your Policy's cash value may be distributed among no more than ten accounts (including the Fixed Account) at any one time.

  You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to NEVLICO's Administrative Office or by telephoning The New England. To request a transfer or reallocation by telephone, you should contact your registered representative or contact The New England at 1-800-200-2214. Requests for transfers (up to NEVLICO's current limit per policy year) or reallocations by telephone will be automatically permitted. NEVLICO and The New England will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by The New England and NEVLICO to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If NEVLICO and The New England do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.

  For Policies issued in New York, transfers may be made by written request only. The New York Insurance Department does not currently allow transfer requests to be made by telephone.

PAYMENT OF PROCEEDS

  NEVLICO will ordinarily pay any net cash value, loan value or death benefit proceeds from the sub-accounts within seven days after receipt at the Administrative Office of a request, or proof of death of the insured, in a form satisfactory to NEVLICO. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office" in the prospectus.) However, NEVLICO may delay payment or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or sub-account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment. NEVLICO may withhold payment of surrender or loan proceeds to the extent that those proceeds are derived from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. In those cases, NEVLICO will process the surrender or loan to the extent of policy values for which the Policy Owner has made full payment. The balance of the surrender or loan proceeds will be paid when the Policy Owner's check, or the Master Service Account premium transaction, has cleared. NEVLICO may also delay payment if it considers whether to contest the Policy. NEVLICO will pay interest on the death benefit proceeds from the date they become payable to the date they are paid in one sum or, if a payment option was selected, to the effective date of the option. (See "Payment Options" in the prospectus.)

  Death benefit proceeds may be paid pursuant to NEVLICO's Access Plus program. If the Access Plus program is elected, an Access Plus account will be established at State Street Bank & Trust Company at the time that death benefit proceeds are payable. The Access Plus account provides convenient access to proceeds, which are maintained in NEVLICO's general account, through checkbook privileges with State Street. A beneficiary may elect to have death benefit proceeds paid through the Access Plus program at any time prior to the payment of death benefit proceeds.

  Payments of net cash value, or of any loan value available, under a fixed-benefit lapse option or from cash value in the Fixed Account will normally be paid promptly. However, NEVLICO has the right to delay such payments for up to six months from the date of the request. NEVLICO will pay interest in accordance with state insurance law requirements on payments that are delayed.

STATE PREMIUM TAX CHARGE

  NEVLICO deducts 2.5% from each basic scheduled premium and each unscheduled payment to cover state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% rate reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings. This charge is not intended to produce a profit.

  The stated premium tax rates in the jurisdictions where NEVLICO transacts business range from .75% to 4.00%. However, because of the effect of retaliatory tax law provisions, the actual premium tax rates imposed on NEVLICO range from slightly less than 2.00% to 4.00%.

MONTHLY CHARGES FOR THE COST OF INSURANCE

  NEVLICO reviews the adequacy of its current cost of insurance rates annually and may adjust their level periodically. Any change in the current cost of insurance rates will be applied prospectively only and will be on a non-discriminatory basis. The current cost of insurance rate for a Policy is set forth in the Policy Owner's annual statement.

UNSCHEDULED PAYMENTS

  Except as described below, you may make unscheduled payments at any time that the Policy is in force on a premium paying basis provided that the unscheduled payment is at least $25 and, if required by NEVLICO, the insured has submitted evidence of insurability satisfactory to NEVLICO. In addition, NEVLICO's consent is required if, in order to satisfy tax law requirements, the payment would increase the Policy's death benefit by more than it would increase the cash value. Unscheduled payments may not be made while scheduled premiums are being waived pursuant to a waiver of premium rider. (See "Additional Benefits by Rider" in the prospectus.) NEVLICO reserves the right to prohibit or limit the amount of unscheduled payments under a Policy covering an insured in a substandard risk classification or under a Version 2 automatic issue Policy.

  You may plan to make a certain amount of unscheduled payments on each policy anniversary. At your request and subject to NEVLICO's rules, NEVLICO will include this amount of planned unscheduled payment on your premium notice for premiums due on the policy anniversary. Subject to NEVLICO's rules, you may elect to have The New England withdraw unscheduled payments from your bank checking account or TNE Cash Management Trust account if you are using this facility to make scheduled premium payments under the Policy. However, you are required to pay only the scheduled premium in order to keep the Policy in force on a premium paying basis. There may be cases where the total of all premiums and payments made could cause the Policy to be a "modified endowment contract". You could consider the potential tax consequences before planning a series of unscheduled payments. (See "Tax Considerations".)

SUBSTITUTION OF INSURED PERSON

  NEVLICO intends in the future to offer a rider benefit under certain Policies that will allow you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to certain restrictions and may also result in a cost or credit to you. This rider may not be approved in every state and therefore may not be available in every state. Your NEVLICO agent can provide current information on the availability of the rider. Since substituting the insured person may be a taxable event, you should consult your tax advisor before substituting the insured person under your Policy.

DEFAULT AND LAPSE OPTIONS

  Variable Paid-Up Insurance. No partial withdrawals, premium payments or unscheduled payments may be made under a Policy continued as Variable Paid-up Insurance.

TAX CONSIDERATIONS

POLICY PROCEEDS

  The following discussion of Federal income tax issues relating to the Policies is general in nature and is not intended as tax advice. It describes what NEVLICO believes is the Federal income tax treatment of the Policies in the most commonly occurring circumstances and does not reflect the effect of Federal income taxes in all situations. In addition, there is no guarantee that the Federal income tax laws and regulations or interpretation of them will not change. Therefore, NEVLICO recommends that you consult your own tax advisor for more complete information and advice.

  DEFINITION OF LIFE INSURANCE. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal income tax purposes.

  The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Policy is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Policy features, the absence of final regulations, and the lack of other pertinent interpretations of Section 7702, thus create some uncertainty about the application of Section 7702 to the Policy.

  Nevertheless, NEVLICO believes that the Policy qualifies as a life insurance contract for federal tax purposes. This means that:

  . the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a) (1) of the Code; and

  . the Policy Owner should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until they are distributed from the Policy.

  Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether substandard risk and automatic issue Policies or Policies with term riders added will, in all cases, meet the statutory life insurance contract definition. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

  NEVLICO thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

  TAXATION OF ACCELERATED BENEFITS RIDER. NEVLICO believes that payments received under an accelerated benefits rider may be treated as distributions from the Policy under current law and, in addition, under regulations proposed December 15, 1992, as distributions, death benefits, or health, accident or disability benefits, depending on the circumstances, if the regulations are adopted as proposed. (See "Acceleration of Death Benefit Rider" in the prospectus for more information regarding the rider.) If such payments are distributions, their tax treatment would depend on whether or not the Policy is a modified endowment contract.

  TAX LAW EFFECTS ON CERTAIN PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code contains provisions affecting the tax treatment of any loan, assignment or other pre-death distribution from a life insurance policy which is also a "modified endowment contract" (defined below under "Modified Endowment Contracts"). Whether a Policy will be classified as a modified endowment contract will depend upon the amount and timing of payments made under the Policy.

  NON-MODIFIED ENDOWMENT CONTRACTS. For Policies not classified as modified endowment contracts NEVLICO believes any policy loans received under such Policies will be treated as indebtedness of the owner and will not be treated as taxable income to you. This assumes that the Policy has not lapsed, been surrendered or terminated. As a general rule, policy loan interest is not deductible under current Federal income tax law.

  You may be subject to Federal income tax upon surrender of your Policy if the net cash surrender value of the Policy is greater than the investment in the Policy less prior distributions from the Policy that were not taxed. If a Policy has a policy loan and is surrendered or lapses, the policy loan is treated as a distribution and would be taxable if there is a gain in the Policy. In that case, the gain in the Policy would be taxable even if the Policy has no net cash surrender value. If you incur a loss upon the surrender it is not likely to be deductible for Federal income tax purposes.

  Generally, a partial surrender of the Policy will not be taxable to you unless it is greater than the investment in the Policy less the untaxed portions of any prior distributions. The Internal Revenue Code does provide, however, that in certain situations in the first 15 years of the Policy partial surrenders may be taxable, in whole or in part, if the net cash surrender value is greater than the total investment in the Policy less the previous untaxed distributions. This may be the case even if the amount of the partial surrender is less than the investment in the Policy. The exercise of an accelerated benefits rider, in whole or in part may be treated as a surrender or partial surrender.

  MODIFIED ENDOWMENT CONTRACTS. A modified endowment contract is a life insurance contract which fails to satisfy a "7-pay test". In general, a Policy will fail to satisfy the 7-pay test if the total amount (both scheduled premiums and unscheduled payments) paid under the Policy at any time during the first seven policy years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. (The amount of premiums payable under the 7-pay test are calculated based upon certain assumptions regarding the Policy's earnings and the use of a reasonable mortality charge. Variable Account investment experience above a 5% net rate of return does not affect whether or not a Policy will become a modified endowment contract. Riders to the policy are considered part of the Policy for purposes of applying the 7-pay test. A term rider on the insured issued in New York could cause the Policy to be treated less favorably for purposes of the 7-pay test. If there is a reduction in the Policy's future benefits (for example, as a result of a partial surrender, face amount reduction or partial exercise of the accelerated benefits rider, or because you allow the Policy to lapse to Paid-Up Insurance) during the first seven policy years the 7 pay test will be applied as if the Policy had originally been issued at the reduced face amount. Any Policy received in exchange for a modified endowment contract will also be a modified endowment contract.

  Your agent can provide you with information about the maximum amount of scheduled premiums and unscheduled payments which you can make under your Policy during the first seven policy years and still satisfy the 7-pay test. This information will be based upon NEVLICO's current understanding of the Federal tax law. As is the case with any provision of the Internal Revenue Code, there is no assurance that the Internal Revenue Service will agree with NEVLICO's interpretation. NEVLICO will monitor any IRS announcements or rulings concerning compliance with the 7-pay test.

  MATERIAL CHANGES. If a "material change" in the benefits or other Policy terms occurs under a Policy which has satisfied the 7-pay test, the Policy may be treated as a new Policy entered into on the day on which the material change occurred. The Policy will be retested under the 7-pay test, after making certain adjustments to reflect the Policy's existing cash value. Any increase in future benefits under the Policy may constitute a material change unless the increase is due to the payment of premiums necessary to fund the Policy's lowest death benefit payable in the first seven policy years, or the crediting of interest or other earnings with respect to such premiums. A material change would also occur if there were a substitution of the insured person or if certain other Policy changes occurred.

  If you do not wish to have the Policy become a modified endowment contract, you may be required to limit the payment of premiums under the Policy at some point. This may be the case, when the insured reaches very high ages, even if no unscheduled payments have been made for the Policy. The point at which you may have to limit the payment of scheduled premiums will depend upon the issue age, sex and underwriting class of the insured, investment experience and the amount of your previous unscheduled payments. You may limit payment of scheduled premiums by use of the Special Premium Option, in those situations where it is applicable, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options" in the prospectus.)

  If you exchange your policy for another life insurance policy, including a fixed-benefit policy pursuant to the 24 month exchange right, the new insurance policy should be reviewed to determine how the rules regarding modified endowment contracts may apply to the new policy. (See "Exchange of Policy During First 24 Months" in the prospectus.)

  DISTRIBUTIONS UNDER MODIFIED ENDOWMENT CONTRACTS. If a Policy is a modified endowment contract, then the following rules will apply to distributions under such contract:

    (a) Distributions will be includible in your gross income to the extent the cash value of the Policy exceeds your investment in the Policy (i.e. will be treated as income first.)

    (b) Loans are considered distributions even if the amount borrowed is retained by NEVLICO as a premium. Your investment in the Policy will be increased by the amount of any prior loan that was included in your gross income.

    (c) A policy assignment is treated as a distribution. For example, in a split dollar insurance plan involving a collateral assignment of the Policy, the collateral assignment is a distribution which will subject any gain in the Policy to taxation.

    (d) A partial surrender to pay premiums is not a transaction specifically addressed and may or may not be treated as a taxable distribution.

    (e) For purposes of determining the amount of the distribution which is includible in gross income, all modified endowment contracts issued by NEVLICO or its affiliates to the same Policy Owner during any 12 month period must be treated as one modified endowment contract.

    (f) Payments under the accelerated benefits rider may be treated as distributions that are subject to taxation under these rules if the payments are from a Policy that is a modified endowment contract.

  Any taxable distribution will be subject to an additional tax equal to 10% of the taxable amount of the distribution unless the distribution is:

    (a) made on or after the date when you attain age 59 1/2;

    (b) is attributable to your becoming disabled; or

    (c) is part of a series of substantially equal periodic payments made no less frequently than annually for your life (or life expectancy).

  If a Policy becomes a modified endowment contract, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. In addition, regulations or other interpretations may be issued which will apply similar tax treatment to other distributions made in anticipation of a Policy becoming a modified endowment contract.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon the individual circumstances of each Policy Owner or beneficiary.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Policy as life insurance. If the Policy does not qualify as life insurance, you may be subjected to immediate taxation on the incremental increases in cash value of the Policy. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and NEVLICO believes it complies fully with such requirements.

  In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which an owner's control of the investments of a separate account may cause a Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the separate account. To date, no such regulations or guidance has been issued. If a Policy Owner is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Owner's gross income.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, NEVLICO does not know what standards will be set forth in the regulations or rulings which the Treasury has stated it expects to be issued. NEVLICO therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Separate Account.

  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  NEVLICO believes that Policies subject to the provisions of the Puerto Rican tax law will generally receive the same tax treatment as that described above for Policies subject to the Internal Revenue Code. You should note that Policies governed by the Puerto Rican tax law are not currently subject to the above-described rules regarding modified endowment contracts. If such a Policy becomes subject to the Internal Revenue Code, however, the rules regarding modified endowment contracts will apply, and they may apply retroactively. You should consult your tax advisor if a Policy governed by the Puerto Rican tax law subsequently becomes subject to the Internal Revenue Code.

CHARGE FOR NEVLICO'S INCOME TAXES

  Under current Federal income tax law no tax is imposed on NEVLICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes. NEVLICO reserves it rights to charge the Variable Account for company Federal income taxes in the future.

  Under current laws NEVLICO may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant and, accordingly, NEVLICO is not currently making a charge for them. If they increase, however, charges for such taxes attributable to the Variable Account may be made.

MANAGEMENT

  The directors and executive officers of NEVLICO and their principal business experience during the past five years are:

                             DIRECTORS OF NEVLICO

                         PRINCIPAL BUSINESS EXPERIENCE DURING
NAME                         THE PAST FIVE YEARS
----                     ------------------------------------
Edward C. Hall           Executive Vice President -- Client Services of The New England since
                          1988; Vice President --  Administration of NEVLICO
Keman F. King            Director, Executive Vice President and Chief Marketing Officer of The
                          New England since 1992; formerly, Director, Executive Vice
                          President -- Administration and General Counsel, 1990 to 1992, of
                          The New England
Robert E. Schneider      Director, Executive Vice President and Chief Financial Officer of The
                          New England since 1993; formerly, Executive Vice President and Chief
                          Financial Officer, 1990 to 1993, Senior Vice President, 1985 to
                          1990, of The New England
Robert A. Shafto         Chairman, President and Chief Executive Officer since 1993; formerly,
                          President and Chief Executive Officer, 1992 to 1993, President and
                          Chief Operating Officer, 1990 to 1992, of The New England; Chairman,
                          President and Chief Executive Officer of NEVLICO
Daniel J. Toran          Executive Vice President of The New England since 1991; formerly,
                          Senior Vice President --  Agencies 1986 to 1991, of The New England
H. James Wilson          Executive Vice President and General Counsel of The New England since
                          1993; formerly, Senior Vice President and General Counsel, 1992 to
                          1993, Senior Vice President and Associate General Counsel, 1990 to
                          1992, of The New England; General Counsel and Secretary of NEVLICO.
Frederick K. Zimmermann  Executive Vice President and Chief Investment Officer of The New
                          England since 1993, formerly, Senior Vice President -- Investments,
                          1989 to 1993, of The New England; Vice President --  Investments of
                          NEVLICO

                         EXECUTIVE OFFICERS OF NEVLICO
                             OTHER THAN DIRECTORS

                         PRINCIPAL BUSINESS EXPERIENCE DURING
NAME                         THE PAST FIVE YEARS
----                     ------------------------------------
Rodney J. Chandler       Second Vice President and Actuary of The New England since 1990;
                          Chief Actuary of NEVLICO
Chester R. Frost         Senior Vice President of The New England since 1984; Vice
                          President -- Controller of NEVLICO
John F. Guthrie          Vice President of The New England since 1983; Vice President --
                           Portfolio Strategy of NEVLICO
John G. Small            Senior Vice President of The New England since 1990; Vice President and Chief Underwriter of NEVLICO
Phillip G. Sullivan      Second Vice President and Medical Director of The New England since
                          1974; Vice President and Medical Director of NEVLICO
Newton H. Thompson       Second Vice President and Treasurer of The New England since 1993;
                          formerly, Second Vice President and Assistant Treasurer, 1991 to
                          1992, and Assistant Vice President and Assistant Treasurer, 1989 to
                          1991, of The New England; Vice President and Treasurer of NEVLICO
H. James Wilson          See Directors above
Frederick K. Zimmermann  See Directors above

  The principal business address for each of the directors and executive officers is the same as NEVLICO's.

LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NEVLICO. Sutherland, Asbill & Brennan, Washington, D.C. has provided advice on certain matters relating to the Federal securities laws.

EXPERTS

  The financial statements of New England Variable Life Insurance Company and of New England Variable Life Separate Account have been audited by Coopers & Lybrand, independent auditors, as stated in their opinions appearing herein and have been so included in reliance upon their authority as experts in accounting and auditing.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Variable Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Value Growth Sub-Account, Small Cap Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account, and Asset Manager Sub-Account) of New England Variable Life Insurance Company as of December 31, 1994, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1994. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising New England Variable Life Separate Account of New England Variable Life Insurance Company as of December 31, 1994, and the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 3, 1995

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1994

                                                                                New England Zenith Fund
                                               -----------------------------------------------------------------
                                                CAPITAL        BOND         MONEY       STOCK
                                                 GROWTH       INCOME        MARKET      INDEX       MANAGED
                                               SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT
                                               -----------   -----------  ----------- ------------ -----------
ASSETS
Investments in New England Zenith Fund and
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 market value (Note 2)....................     $304,826,810   $20,250,408  $18,328,233 $11,767,226 $16,974,440
SUB-ACCOUNT         SHARES       COST
----------------- ------------------------
Capital Growth...    976,070 $ 294,934,737
Bond Income......    211,980    22,279,301
Money Market.....    183,282    18,328,233
Stock Index......    156,209    13,412,970
Managed..........    130,272    16,271,198
Avanti Growth....     72,212     7,937,671
Value Growth.....     47,081     5,131,286
Small Cap........      2,276       215,214
Equity-Income....  1,503,462    22,928,486
Overseas.........  2,206,564    34,315,959
High Income......      3,379        36,150
Asset Manager....     16,410       227,797
Amount due and accrued from policy-related
 transactions.............................          184,202       6,345   1,007,405       3,223      (4,968)
Dividends receivable......................              --          --       82,924         --          --
                                                -----------  ----------  ----------  ----------  ----------
 Total Assets............................       305,011,012  20,256,753  19,418,562  11,770,449  16,969,472
LIABILITIES
Due New England Variable Life Insurance
 Company..................................       55,516,275   3,506,622   2,537,819   2,091,485   2,209,894
  Total liabilities.......................       55,516,275   3,506,622   2,537,819   2,091,485   2,209,894
                                                ----------- ----------- -----------  ----------  ----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.................................     $249,494,737 $16,750,131 $16,880,743 $ 9,678,964 $14,759,578
                                               ===========  =========== =========== =========== ===========

                                               AVANTI       VALUE       SMALL
                                               GROWTH      GROWTH        CAP
                                             SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT*
                                             ----------- ----------- -----------
ASSETS
Investments in New England Zenith Fund and
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 market value (Note 2)....................   $8,143,351   $5,133,204    $219,876
Amount due and accrued from policy-related
 transactions.............................       28,694       12,591      16,120
Dividends receivable......................           --           --          --
                                              ---------    ---------     -------
  Total Assets............................    8,172,045    5,145,795     235,996
LIABILITIES
Due New England Variable Life Insurance
 Company..................................    1,760,834    1,052,814      45,166
                                              ---------    ---------     -------
  Total liabilities.......................    1,760,834    1,052,814      45,166
                                              ---------    ---------     -------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.................................   $6,411,211   $4,092,981    $190,830
                                              =========   ==========    ========

                                                                                      VARIABLE
                                                                                      INSURANCE
                                                        VARIABLE INSURANCE             PRODUCTS
                                                          PRODUCTS FUND                FUND II
                                               ------------------------------------- ------------- -------------
                                                  EQUITY-                   HIGH          ASSET
                                                  INCOME     OVERSEAS      INCOME        MANAGER
                                                SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT** SUB-ACCOUNT**    TOTAL
                                               ------------ ----------- ------------- ------------- -------------
ASSETS
Investments in New England Zenith Fund and
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 market value (Note 2)....................     $23,078,145  $34,576,854   $36,363       $226,294     $443,561,204
Amount due and accrued from policy-related
 transactions.............................         72,148        65,247       --           5,412        1,396,419
Dividends receivable......................             --            --       --              --           82,924
                                               ----------     ----------  ------        --------      -----------
  Total Assets............................     23,150,293    34,642,101   36,363         231,706      445,040,547
LIABILITIES
Due New England Variable Life Insurance
 Company..................................      4,018,126     6,773,269    5,941          31,012       79,549,257
                                               ----------    ----------  ------         -------      -----------
  Total liabilities.......................      4,018,126     6,773,269    5,941          31,012       79,549,257
                                               ----------     ----------  ------        --------      -----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.................................    $19,132,167   $27,868,832  $30,422        $200,694      $365,491,290
                                              ===========   ===========  =======        ========       ============

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                       NEW ENGLAND ZENITH FUND
                  -----------------------------------------------------------------------------------------------------
                    CAPITAL        BOND         MONEY       STOCK                    AVANTI       VALUE       SMALL
                     GROWTH       INCOME       MARKET       INDEX       MANAGED      GROWTH      GROWTH        CAP
                  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT*
                  ------------  -----------  ----------- -----------  -----------  ----------- ----------- ------------
Income
Dividends.......  $ 13,519,083  $ 1,399,070   $691,932   $   307,159  $  678,949    $ 43,109    $ 89,817      $  327
EXPENSE
Mortality and
 expense risk
 charge (Note
 3).............     1,637,278      107,252     93,830        59,230      86,049      31,737      18,214          28
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
Net investment
 income (loss)..    11,881,805    1,291,818    598,102       247,929     592,900      11,372      71,603         299
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
Beginning of
 period.........    46,100,393       41,284      --       (1,457,732)  1,602,795     143,154      67,310        --
End of period...     9,892,073   (2,028,893)     --       (1,645,744)    703,242     205,680       1,918       4,662
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
Net change in
 unrealized
 appreciation
 (depreciation).   (36,208,320)  (2,070,177)     --         (188,012)   (899,553)     62,526     (65,392)      4,662
Net realized
 gain (loss) on
 investments....        67,810        1,763      --            6,200      37,994         542         776        --
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
Net realized and
 unrealized gain
 (loss) on
 investments....   (36,140,510)  (2,068,414)     --         (181,812)   (861,559)     63,068     (64,616)      4,662
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS.....  $(24,258,705) $  (776,596)  $598,102   $    66,117  $ (268,659)   $ 74,440    $  6,987      $4,961
                  ============  ===========   ========   ===========  ==========    ========    ========      ======
                                                          VARIABLE
                                                          INSURANCE
                           VARIABLE INSURANCE             PRODUCTS
                              PRODUCTS FUND                FUND II
                  ------------------------------------- ------------- -------------
                    EQUITY-                   HIGH          ASSET
                    INCOME     OVERSEAS      INCOME        MANAGER
                  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT** SUB-ACCOUNT**    TOTAL
                  ----------- ----------- ------------- ------------- -------------
Income
Dividends.......   $670,101    $  69,390      $ --         $    --    $ 17,468,937
EXPENSE
Mortality and
 expense risk
 charge (Note
 3).............     75,586      133,276         6              34       2,242,520
                  ----------- ----------- ------------- ------------- -------------
Net investment
 income (loss)..    594,515      (63,886)       (6)            (34)     15,226,417
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
Beginning of
 period.........     93,013      700,341       --            --         47,290,558
End of period...    149,659      260,895       213          (1,503)      7,542,202
                  ----------- ----------- ------------- ------------- -------------
Net change in
 unrealized
 appreciation
 (depreciation).     56,646     (439,446)      213          (1,503)    (39,748,356)
Net realized
 gain (loss) on
 investments....       (929)        (471)      --            --            113,685
                  ----------- ----------- ------------- ------------- -------------
Net realized and
 unrealized gain
 (loss) on
 investments....     55,717     (439,917)      213          (1,503)    (39,634,671)
                  ----------- ----------- ------------- ------------- -------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS.....   $650,232    $(503,803)     $207         $(1,537)   $(24,408,254)
                  =========== =========== ============= ============= =============

*For the period May 2, 1994 (Commencement of Operations) through December 31,
 1994.

**For the period December 19, 1994 (Commencement of Operations) through
  December 31, 1994.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1993

                                                                 NEW ENGLAND ZENITH FUND
                                  ---------------------------------------------------------------------------------------
                                    CAPITAL                   MONEY       STOCK                    AVANTI
                                    GROWTH    BOND INCOME    MARKET       INDEX       MANAGED      GROWTH    VALUE GROWTH
                                  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT* SUB-ACCOUNT*
                                  ----------- -----------  ----------- -----------  ----------- ------------ ------------
INCOME
Dividends........................ $14,407,828 $1,721,493    $415,332   $  286,517   $  778,823    $ 31,181     $31,108
EXPENSE
Mortality and expense risk charge
 (Note 3)........................   1,317,363     89,763      74,167       40,270       73,721       5,506       3,166
                                  ----------- ----------    --------   ----------   ----------    --------     -------
Net investment income (loss).....  13,090,465  1,631,730     341,165      246,247      705,102      25,675      27,942
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized appreciation
 (depreciation) on investments:
 Beginning of period.............  26,130,492    (62,020)      --      (1,863,474)   1,105,911       --           --
 End of period...................  46,100,393     41,284       --      (1,457,732)   1,602,795     143,154      67,310
                                  ----------- ----------    --------   ----------   ----------    --------     -------
Net change in unrealized
 appreciation....................  19,969,901    103,304       --         405,742      496,884     143,154      67,310
Net realized gain (loss) on
 investments.....................     436,493     84,686       --          (4,995)      93,335         (88)         64
                                  ----------- ----------    --------   ----------   ----------    --------     -------
Net realized and unrealized gain
 on investments..................  20,406,394    187,990       --         400,747      590,219     143,066      67,374
                                  ----------- ----------    --------   ----------   ----------    --------     -------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS....... $33,496,859 $1,819,720    $341,165   $  646,994   $1,295,321    $168,741     $95,316
                                  =========== ==========    ========   ==========   ==========    ========     =======
                                      VARIABLE INSURANCE
                                        PRODUCTS FUND
                                   -------------------------- -----------
                                    EQUITY-INCOME   OVERSEAS
                                    SUB-ACCOUNT*  SUB-ACCOUNT*    TOTAL
                                   -------------  ------------ -----------
INCOME
Dividends........................   $ 46,757      $   --      $17,719,039
EXPENSE
Mortality and expense risk charge
 (Note 3)........................      7,615        17,666      1,629,237
                                   ---------      --------    -----------
Net investment income (loss).....     39,142       (17,666 )   16,089,802
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized appreciation
 (depreciation) on investments:
 Beginning of period.............         --            --     25,310,909
 End of period...................     93,013       700,341     47,290,558
                                   ---------      --------    -----------
Net change in unrealized
 appreciation....................     93,013       700,341     21,979,649
Net realized gain (loss) on
 investments.....................        (59)          729        610,165
                                   ---------      --------    -----------

Net realized and unrealized gain
 on investments..................     92,954       701,070     22,589,814
                                   ---------      --------    -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.......   $132,096      $683,404    $38,679,616
                                   =========      ========    ===========


* For the period April 30, 1993 (Commencement of Operations) through December 31, 1993.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1992

                          --------------------------------------------------------------- -----------
                            CAPITAL        BOND         MONEY       STOCK
                             GROWTH       INCOME       MARKET       INDEX       MANAGED
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT    TOTAL
                          ------------  -----------  ----------- -----------  ----------- -----------
INCOME
Dividends...............  $  2,544,247  $1,038,401    $541,442   $2,971,910    $ 521,129  $ 7,617,129
EXPENSE
Mortality and expense
 risk charge (Note 3)...       872,975      57,034      75,654       24,160       51,418    1,081,241
                          ------------  ----------    --------   ----------    ---------  -----------
Net investment income...     1,671,272     981,367     465,788    2,947,750      469,711    6,535,888
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation ) on
 investments:
 Beginning of period....    36,250,872     132,914       --         767,700    1,283,603   38,435,089
 End of period..........    26,130,492     (62,020)      --      (1,863,474)   1,105,911   25,310,909
                          ------------  ----------    --------   ----------    ---------  -----------
Net change in unrealized
 depreciation...........   (10,120,380)   (194,934)      --      (2,631,174)    (177,692) (13,124,180)
Net realized gain on
 investments............         3,522      45,768       --          14,077      350,133      413,500
                          ------------  ----------    --------   ----------    ---------  -----------
Net realized and
 unrealized gain (loss)
 on investments.........   (10,116,858)   (149,166)      --      (2,617,097)     172,441  (12,710,680)
                          ------------  ----------    --------   ----------    ---------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $ (8,445,586) $  832,201    $465,788   $  330,653    $ 642,152  $(6,174,792)
                          ============  ==========    ========   ==========    =========  ===========



                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                      NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------------------------
                     CAPITAL        BOND         MONEY         STOCK                    AVANTI        VALUE      SMALL
                      GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       GROWTH       CAP
                       SUB-         SUB-          SUB-         SUB-         SUB-         SUB-         SUB-        SUB-
                     ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT*
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)...  $ 11,881,805  $ 1,291,818  $    598,102  $   247,929  $   592,900  $    11,372  $    71,603  $    299
Net realized and
 unrealized gain
 (loss) on
 investments.....   (36,140,510)  (2,068,414)      --          (181,812)    (861,559)      63,068      (64,616)    4,662
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....   (24,258,705)    (776,596)      598,102       66,117     (268,659)      74,440        6,987     4,961
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums
 transferred from
 New England
 Variable Life
 Insurance
 Company.........   101,802,783    6,362,705    39,544,492    3,600,140    4,112,835    3,173,029    1,762,484     4,323
Net transfers
 (to) from other
 sub-accounts....    (1,234,289)    (822,617)  (29,858,294)     718,688     (186,357)   2,527,486    2,012,595   226,677
Net transfers to
 New England
 Variable Life
 Insurance
 Company.........   (56,761,722)  (4,458,223)   (6,161,941)  (2,075,140)  (3,102,454)  (2,027,427)  (1,190,128)  (45,131)
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Increase in net
 assets derived
 from policy-
 related
 transactions....    43,806,772    1,081,865     3,524,257    2,243,688      824,024    3,673,088    2,584,951   185,869
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Net increase in
 net assets......    19,548,067      305,269     4,122,359    2,309,805      555,365    3,747,528    2,591,938   190,830
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........   229,946,670   16,444,862    12,758,384    7,369,159   14,204,213    2,663,683    1,501,043     --
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $249,494,737  $16,750,131  $ 16,880,743  $ 9,678,964  $14,759,578  $ 6,411,211  $ 4,092,981  $190,830
                   ============  ===========  ============  ===========  ===========  ===========  ===========  ========
                                                       VARIABLE
                                                       INSURANCE
                          VARIABLE INSURANCE           PRODUCTS
                             PRODUCTS FUND              FUND II
                   ----------------------------------- ---------- -------------
                     EQUITY-                   HIGH      ASSET
                     INCOME      OVERSEAS     INCOME    MANAGER
                      SUB-         SUB-        SUB-      SUB-
                     ACCOUNT      ACCOUNT    ACCOUNT** ACCOUNT**     TOTAL
                   ------------ ------------ --------- ---------- -------------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)...  $   594,515  $   (63,886)  $    (6) $    (34)  $ 15,226,417
Net realized and
 unrealized gain
 (loss) on
 investments.....       55,717     (439,917)      213    (1,503)   (39,634,671)
                   ------------ ------------ --------- ---------- -------------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....      650,232     (503,803)      207    (1,537)   (24,408,254)
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums
 transferred from
 New England
 Variable Life
 Insurance
 Company.........    9,237,234   11,268,285       102     8,495    180,876,907
Net transfers
 (to) from other
 sub-accounts....    9,868,299   16,487,055    36,048   224,709        --
Net transfers to
 New England
 Variable Life
 Insurance
 Company.........   (4,905,512)  (8,836,370)   (5,935)  (30,973)   (89,600,956)
                   ------------ ------------ --------- ---------- -------------
Increase in net
 assets derived
 from policy-
 related
 transactions....   14,200,021   18,918,970    30,215   202,231     91,275,951
                   ------------ ------------ --------- ---------- -------------
Net increase in
 net assets......   14,850,253   18,415,167    30,422   200,694     66,867,697
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    4,281,914    9,453,665     --        --       298,623,593
                   ------------ ------------ --------- ---------- -------------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $19,132,167  $27,868,832   $30,422  $200,694   $365,491,290
                   ============ ============ ========= ========== =============

 *For the period May 2, 1994 (Commencement of Operations) through December 31,
  1994.
**For the period December 19, 1994 (Commencement of Operations) through
  December 31, 1994.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1993

                                                 NEW ENGLAND ZENITH FUND
                  -------------------------------------------------------------------------------------------
                    CAPITAL        BOND         MONEY        STOCK                     AVANTI       VALUE
                     GROWTH       INCOME       MARKET        INDEX       MANAGED       GROWTH       GROWTH
                  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT*
                  ------------  -----------  -----------  -----------  -----------  ------------ ------------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)..  $ 13,090,465  $ 1,631,730  $   341,165  $  246,247   $   705,102   $   25,675   $   27,942
Net realized and
 unrealized gain
 on investments.    20,406,394      187,990          --      400,747       590,219      143,066       67,374
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
Increase in net
 assets derived
 from investment
 activities.....    33,496,859    1,819,720      341,165     646,994     1,295,321      168,741       95,316
FROM POLICY-
 RELATED
 TRANSACTIONS
Net premiums
 transferred
 from New
 England
 Variable Life
 Insurance
 Company........    88,880,791    5,429,522   27,439,024   2,696,124     3,325,220      579,106      252,321
Net transfers
 (to) from other
 sub-accounts...      (185,104)   1,155,530  (22,054,415)  1,088,665     1,967,320    2,787,043    1,529,391
Net transfers to
 New England
 Variable Life
 Insurance
 Company........   (41,091,866)  (2,588,466)  (5,031,875) (1,483,033)   (1,785,088)    (871,207)    (375,985)
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
Increase in net
 assets derived
 from policy-
 related
 transactions...    47,603,821    3,996,586      352,734   2,301,756     3,507,452    2,494,942    1,405,727
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
Net increase in
 net assets.....    81,100,680    5,816,306      693,899   2,948,750     4,802,773    2,663,683    1,501,043
NET ASSETS, AT
 BEGINNING OF
 THE PERIOD.....   148,845,990   10,628,556   12,064,485   4,420,409     9,401,440          --           --
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
NET ASSETS, AT
 END OF THE
 PERIOD.........  $229,946,670  $16,444,862  $12,758,384  $7,369,159   $14,204,213   $2,663,683   $1,501,043
                  ============  ===========  ===========  ==========   ===========   ==========   ==========
                      VARIABLE INSURANCE
                        PRODUCTS FUND
                  -------------------------- -------------
                  EQUITY-INCOME   OVERSEAS
                  SUB-ACCOUNT*  SUB-ACCOUNT*    TOTAL
                  ------------- ------------ -------------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)..   $   39,142    $  (17,666) $ 16,089,802
Net realized and
 unrealized gain
 on investments.       92,954       701,070    22,589,814
                  ------------- ------------ -------------
Increase in net
 assets derived
 from investment
 activities.....      132,096       683,404    38,679,616
FROM POLICY-
 RELATED
 TRANSACTIONS
Net premiums
 transferred
 from New
 England
 Variable Life
 Insurance
 Company........      964,191     1,568,988   131,135,287
Net transfers
 (to) from other
 sub-accounts...    4,320,708     9,390,862           --
Net transfers to
 New England
 Variable Life
 Insurance
 Company........   (1,135,081)   (2,189,589)  (56,552,190)
                  ------------- ------------ -------------
Increase in net
 assets derived
 from policy-
 related
 transactions...    4,149,818     8,770,261    74,583,097
                  ------------- ------------ -------------
Net increase in
 net assets.....    4,281,914     9,453,665   113,262,713
NET ASSETS, AT
 BEGINNING OF
 THE PERIOD.....          --            --    185,360,880
                  ------------- ------------ -------------
NET ASSETS, AT
 END OF THE
 PERIOD.........   $4,281,914    $9,453,665  $298,623,593
                  ============= ============ =============

* For the period April 30, 1993 (Commencement of Operations) through December 31, 1993.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1992

                         -----------------------------------------------------------------  ------------
                           CAPITAL        BOND         MONEY         STOCK
                            GROWTH       INCOME        MARKET        INDEX       MANAGED
                         SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT     TOTAL
                         ------------  -----------  ------------  -----------  -----------  ------------
FROM INVESTMENT
 ACTIVITIES
Net investment income..  $  1,671,272  $   981,367  $    465,788  $ 2,947,750  $   469,711  $  6,535,888
Net realized and
 unrealized gain (loss)
 on investments........   (10,116,858)    (149,166)      --        (2,617,097)     172,441   (12,710,680)
                         ------------  -----------  ------------  -----------  -----------  ------------
 Increase (decrease) in
  net assets derived
  from investment
  activities...........    (8,445,586)     832,201       465,788      330,653      642,152    (6,174,792)
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums
 transferred from New
 England Variable Life
 Insurance Company.....    67,808,576    3,248,052    24,616,186    1,485,555    2,274,457    99,432,826
Net transfers (to) from
 other sub-accounts....    16,957,727    1,845,009   (19,527,266)     849,096     (124,566)      --
Net transfers to New
 England Variable Life
 Insurance Company.....   (50,969,349)  (2,798,256)   (4,457,696)  (1,217,417)  (1,765,986)  (61,208,704)
                         ------------  -----------  ------------  -----------  -----------  ------------
Increase in net assets
 derived from policy-
 related transactions..    33,796,954    2,294,805       631,224    1,117,234      383,905    38,224,122
                         ------------  -----------  ------------  -----------  -----------  ------------
Net increase in net
 assets................    25,351,368    3,127,006     1,097,012    1,447,887    1,026,057    32,049,330
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD................   123,494,622    7,501,550    10,967,473    2,972,522    8,375,383   153,311,550
                         ------------  -----------  ------------  -----------  -----------  ------------
NET ASSETS, AT END OF
 THE PERIOD............  $148,845,990  $10,628,556  $ 12,064,485  $ 4,420,409  $ 9,401,440  $185,360,880
                         ============  ===========  ============  ===========  ===========  ============



                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. New England Variable Life Separate Account (the "Account") of New England Variable Life Insurance Company ("NEVLICO"), was established by NEVLICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department. NEVLICO is a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NEVLICO. However, that portion of the Account assets equal to the reserves and other liabilities of the Account may not be charged with liabilities that arise out of any other business NEVLICO may conduct.

2. The Account has twelve investment sub-accounts each of which invests in the shares of one portfolio of New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds." The Zenith Fund, the Variable Insurance Products Fund and Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the twelve Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. Boston time) on each day the Exchange is open for trading. Realized gains and losses on the sale of the Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date.

3. Certain deductions are made from each premium payment paid to NEVLICO to arrive at a net premium that is transferred to the Account, and certain deductions are made from the variable life insurance policies' cash value. These deductions include sales load, administrative expenses, a risk charge, premium taxes and the cost of providing insurance protection. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

NEVLICO charges the Account for mortality and expense risks NEVLICO assumes. Currently, the charges are made daily at an effective annual rate of .35% of the Account assets attributable to fixed premium variable life policies, .45% of the Account assets attributable to single premium variable life policies,
 .60% of the Account assets attributable to variable ordinary life policies and limited payment variable life policies, and .90% of the Account assets attributable to variable survivorship life policies.

4. For federal income tax purposes the Account's operations are included with those of NEVLICO. NEVLICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

5. The Back Bay Advisors Bond Income, Back Bay Advisors Money Market and Back Bay Advisors Managed Series of the Zenith Fund receive investment advice from Back Bay Advisors, L.P. ("Back Bay Advisors"), an indirect subsidiary of The New England. Capital Growth Management Limited Partnership ("CGM") serves as investment adviser to the Capital Growth Series. Loomis, Sayles serves as investment adviser to the Loomis Sayles Avanti Growth Series and the Loomis Sayles Small Cap Series, and Westpeak Investment Advisers, L.P. ("Westpeak") serves as investment adviser to the Westpeak Stock Index Series and the Westpeak Value Growth Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser pursuant to an advisory agreement that was approved by shareholders of the Westpeak Stock Index Series on July 14, 1993. Loomis, Sayles, Westpeak, and CGM are indirect subsidiaries of The New England. The Equity-Income, Overseas, and High Income Portfolios of the Variable Insurance Products Fund and the Asset Manager Portfolio of the Variable Insurance Products Fund II receive investment advice from Fidelity Management & Research Company.

6. The following table shows the aggregate cost of shares purchased and proceeds from sales of each sub-account as of December 31, 1994:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Capital Growth..................................... $164,839,394 $104,764,194
   Bond Income........................................   12,808,505    9,812,380
   Money Market.......................................   55,266,374   50,824,342
   Stock Index........................................    6,625,186    3,854,139
   Managed............................................    8,429,317    6,603,077
   Avanti Growth......................................    7,196,134    2,478,839
   Value Growth.......................................    4,869,047    1,506,335
   Small Cap..........................................      231,338            5
   Fidelity Equity-Income.............................   24,975,998    7,189,332
   Fidelity Overseas..................................   32,894,034    9,110,672
   Fidelity High Income...............................       36,150           --
   Fidelity Asset Manager.............................      245,398        6,777

7. The following tables show the net investment return of the sub-accounts for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts in 1988, 1989, and 1990 have been recalculated to conform with the current presentation.

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89 - 1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  67.51%   94.53%   52.17%   -9.11%   30.30%   -3.82%   53.45%   -6.38%   14.57%   -8.06%
Bond Income.............  18.34%   14.43%    1.91%    7.99%   11.91%    7.71%   17.55%    7.80%   12.22%   -3.91%
Money Market............   7.88%    6.43%    6.16%    7.14%    8.87%    7.81%    5.84%    3.43%    2.61%    3.65%
                                           5/1/87-  1/1/88-  1/1/89 - 1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock-Index............................... -12.40%   15.93%   29.70%   -4.48%   29.98%    6.92%    9.34%    0.71%
Managed...................................   -.89%    9.10%   18.67%    2.85%   19.75%    6.33%   10.26%   -1.53%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.47%   -1.70%
Value Growth....................................................................................  13.97%   -1.86%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.88%    6.55%
Fidelity Overseas...............................................................................  36.87%    0.85%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.23%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -1.80%
Fidelity Asset Manager...................................................................................  -6.76%

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  67.34%   94.33%   52.02%   -9.20%   30.17%   -3.91%   53.29%   -6.47%   14.46%   -8.16%
Bond Income.............  18.23%   14.32%    1.81%    7.88%   11.79%    7.60%   17.43%    7.69%   12.10%   -4.01%
Money Market............   7.78%    6.32%    6.05%    7.03%    8.77%    7.71%    5.74%    3.33%    2.51%    3.54%
                                           5/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............................... -12.46%   15.82%   29.57%   -4.58%   29.85%    6.81%    9.23%    0.60%
Managed...................................   -.96%    8.99%   18.55%    2.75%   19.63%    6.22%   10.15%   -1.63%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.39%   -1.80%
Value Growth....................................................................................  13.90%   -1.96%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.76%    6.44%
Fidelity Overseas...............................................................................  36.74%    0.75%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.30%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -1.90%
Fidelity Asset Manager...................................................................................  -6.85%

VARIABLE ORDINARY ("ZENITH LIFE PLUS" AND "ZENITH LIFE PLUS II") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  67.09%   94.04%   51.79%   -9.36%   30.80%   -4.64%   53.06%   -6.61%   14.28%   -8.30%
Bond Income.............  18.05%   14.15%    1.65%    7.63%   11.68%    7.48%   17.25%    7.53%   11.94%   -4.16%
Money Market............   7.61%    6.16%    5.89%    6.94%    8.58%    7.50%    5.58%    3.18%    2.36%    3.39%
                                           5/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............................... -12.55%   14.67%   32.72%   -6.33%   29.65%    6.65%    9.07%    0.45%
Managed...................................  -1.06%    8.43%   19.83%    1.72%   19.45%    6.06%    9.99%   -1.78%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.28%   -1.94%
Value Growth....................................................................................  13.78%   -2.11%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.59%    6.28%
Fidelity Overseas...............................................................................  36.53%    0.59%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.40%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -2.05%
Fidelity Asset Manager...................................................................................  -7.00%

VARIABLE ORDINARY ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  66.59%   93.46%   51.34%   -9.63%   30.41%   -4.92%   52.61%   -6.90%   13.94%   -8.57%
Bond Income.............  17.70%   13.81%    1.35%    7.30%   11.34%    7.16%   16.90%    7.21%   11.60%   -4.45%
Money Market............   7.29%    5.85%    5.57%    6.62%    8.25%    7.18%    5.26%    2.87%    2.05%    3.08%
                                           5/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............................... -12.73%   14.32%   32.33%   -6.61%   29.27%    6.33%    8.74%    0.15%
Managed...................................  -1.26%    8.10%   19.47%    1.42%   19.10%    5.74%    9.69%   -2.07%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.05%   -2.24%
Value Growth....................................................................................  13.55%   -2.40%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.23%    5.96%
Fidelity Overseas...............................................................................  36.12%    0.29%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.59%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -2.34%
Fidelity Asset Manager...................................................................................  -7.28%

  The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and beginning value for the period and dividing it by the beginning value for the period.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Variable Life Insurance Company:

We have audited the accompanying balance sheets of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1994 and 1993, and the related statements of operations, surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New England Variable Life Insurance Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which are considered generally accepted accounting principles for wholly-owned stock life insurance subsidiaries of mutual life insurance companies.

                                          Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 24, 1995

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                                 BALANCE SHEETS

                                     ASSETS

                                                           DECEMBER 31,
                                                     --------------------------
                                                         1994          1993
                                                         ----          ----
Bonds..............................................  $  7,828,833  $  7,987,043
Mortgage loan......................................     2,221,942     2,230,000
Policy loans.......................................    43,967,343    30,673,718
Cash and short-term investments....................    10,669,045    21,282,674
Accrued investment income..........................     1,377,286     1,061,822
Premiums deferred and uncollected..................     6,892,888     5,452,658
Due from separate account, net.....................    79,549,258    63,855,885
Due from New England Mutual Life Insurance Company.     1,889,855       475,007
Other assets.......................................       814,991     1,636,853
Separate account assets............................   445,040,547   362,479,478
                                                     ------------  ------------
    Total assets...................................  $600,251,988  $497,135,138
                                                     ============  ============

                            LIABILITIES AND SURPLUS
Policy reserves....................................  $ 44,648,304  $ 26,905,146
Due New England Mutual Life Insurance Company......     3,219,350     7,917,908
Federal income taxes...............................     4,611,653     1,644,852
Accrued expenses...................................     4,746,096     2,866,665
Other liabilities..................................     1,120,620       735,987
Separate account liabilities.......................   445,040,547   362,479,478
                                                     ------------  ------------
    Total liabilities..............................   503,386,570   402,550,036
Surplus:
  Common stock (shares authorized: 50,000; issued
   and outstanding:
   20,000; par value $125).........................     2,500,000     2,500,000
  Paid-in capital in excess of par value...........   117,709,808   107,709,808
  Unassigned surplus...............................   (23,481,592)  (15,831,154)
    Asset valuation reserve........................       137,202       206,448
                                                     ------------  ------------
    Total surplus..................................    96,865,418    94,585,102
                                                     ------------  ------------
    Total liabilities and surplus..................  $600,251,988  $497,135,138
                                                     ============  ============

    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                         1994          1993
                                                     ------------  ------------
Income:
  Premiums.........................................  $201,732,909  $146,137,792
  Investment income................................     3,093,024     2,724,046
                                                     ------------  ------------
                                                      204,825,933   148,861,838
Expenses:
  Death and other benefits.........................    23,345,664    18,207,816
  Increase in policy reserves......................    17,743,158     5,573,679
  Commissions......................................    37,220,361    29,849,384
  Net transfers to separate account................    87,853,704    58,823,455
  General and administrative.......................    43,395,223    31,727,803
                                                     ------------  ------------
                                                      209,558,110   144,182,137
                                                     ------------  ------------
Income (loss) before provision for taxes...........    (4,732,177)    4,679,701
Provision for income taxes.........................     2,968,375     5,066,507
                                                     ------------  ------------
Net loss from operations before realized capital
 losses............................................    (7,700,552)     (386,806)
Net realized investment gains (losses) less capital
 gains tax of $0 in 1994 and $4,916 in 1993........             9        (5,780)
                                                     ------------  ------------
Net loss...........................................  $ (7,700,543) $   (392,586)
                                                     ============  ============

                             STATEMENTS OF SURPLUS

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                         1994          1993
                                                     ------------  ------------
Surplus, beginning of year.........................  $ 94,585,102  $ 69,988,844
Net loss...........................................    (7,700,543)     (392,586)
Change in non-admitted assets......................       (19,141)      (11,156)
Paid-in capital....................................    10,000,000    25,000,000
                                                     ------------  ------------
Surplus, end of year...............................  $ 96,865,418  $ 94,585,102
                                                     ============  ============

    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF CASH FLOWS

                                                    YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1994           1993
                                                   -------------  ------------
Cash flows from operating activities:
  Insurance premiums and other considerations..... $ 199,670,506  $143,259,367
  Investment income...............................     2,773,220     2,479,596
  Benefits........................................   (23,510,882)  (18,036,117)
  Expenses and taxes..............................   (80,900,670)  (62,011,687)
  Net transfers to separate account...............  (103,547,077)  (72,721,602)
  Net increase in policy loans....................   (13,293,625)   (9,308,284)
  Other disbursements, net........................    (1,972,032)   (2,914,732)
                                                   -------------  ------------
    Net cash flows used in operating activities...   (20,780,560)  (19,253,459)
Cash flows from investing activities:
  Proceeds of long-term investments sold, matured
   or repaid (net of tax).........................       166,942       576,687
  Cost of long-term investments acquired..........           (11)         (922)
                                                   -------------  ------------
    Net cash flows from investing activities......       166,931       575,765
Cash flows from financing activities:
  Paid-in capital.................................    10,000,000    25,000,000
                                                   -------------  ------------
Net cash flows....................................   (10,613,629)    6,322,306
Cash and short-term investments, beginning of
 year.............................................    21,282,674    14,960,368
                                                   -------------  ------------
Cash and short-term investments, end of year...... $  10,669,045  $ 21,282,674
                                                   =============  ============


    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

1. GENERAL:

  New England Variable Life Insurance Company (the "Company") is a wholly-owned stock life insurance subsidiary of New England Mutual Life Insurance Company ("The New England"). The Company is authorized to transact variable life insurance business.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  BASIS OF PRESENTATION

  The Company prepares its statutory financial statements, except as to form, in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which are currently considered generally accepted accounting principles (GAAP) for wholly-owned stock life insurance subsidiaries of a mutual life insurance company. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed.

  The Financial Accounting Standards Board (FASB) issued Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts. The American Institute of Certified Public Accountants issued Statement of Position 95-1, Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises. Neither of these groups has a role in establishing regulatory accounting practices. These pronouncements will require stock life subsidiaries of a mutual life insurance company parent to modify their financial statements in order for them to continue to be in accordance with generally accepted accounting principles, effective for 1996 financial statements. The manner in which policy reserves, new business acquisition costs, asset valuations and the related tax effects are recorded will change. Management has not determined the impact of such changes on its financial statements.

  Certain amounts from the 1993 financial statements have been reclassified to conform with the 1994 presentation.

  INVESTED ASSETS

  Carrying values of bonds have been determined in accordance with methods and values adopted by the National Association of Insurance Commissioners. Bonds are carried primarily at amortized cost.

  The Company's mortgage loans on real estate are carried at outstanding principal balance or amortized cost. The estimated fair value of these loans is determined using an internal matrix based on market rates and a credit rating system. The Company establishes investment valuation reserves equal to the amount by which the admitted value of each mortgage loan that has been modified, is delinquent 90 days or more, or is in the process of modification, exceeds the estimated fair value of its underlying collateral. These investment valuation reserves are adjusted annually based on current valuations.

  Policy loans are carried at the aggregate of the unpaid balances. Policy loans are an integral part of insurance products and have no maturity dates. Consequently, it is not practicable to value these instruments.

  Short term investments are carried principally at cost, which approximates fair value, and include securities with a maturity date at purchase of less than one year.

  Realized gains and losses on the sales of investments are determined on the specific identification method. See Note 3 for accounting treatment of realized gains and losses attributable to interest rate changes. Unrealized gains and losses are accounted for as direct increases or decreases in surplus.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED
  SEPARATE ACCOUNT

  Assets and liabilities held in the separate account are included as separate captions on the balance sheet. The statements of operations include the general account business and the net transfers to the separate account. The separate account's net transfers, investment income, realized and unrealized capital gains and losses, and investment expenses are offset by corresponding increases or decreases in reserves required to provide for future payments to policyholders. These assets consist principally of investments in mutual funds and are carried at fair value.

  VARIABLE LIFE RESERVES

  Reserves for variable life insurance policies are developed using the 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables on the Net Level Premium Method, the Net Single Premium Method, or the Modified Full Preliminary Term Method with assumed interest rates ranging from 4% to 5%.

  DUE FROM SEPARATE ACCOUNT, NET

  The Company records as a receivable amounts that are due from the separate account for policy charges (including cost of insurance charges, administrative charges and minimum death benefit charges), and amounts held for policy account values in excess of the statutory reserve.

  Amounts held in excess of the reserve cannot be transferred unless the policy is terminated or the policy account value is withdrawn.

  Actual transfers from the separate account to the general account for the policy charges are made on a periodic basis to reduce this receivable. The components of the amount due from the separate account, net as of December 31, 1994 and December 31, 1993 are as follows:

                                                           1994        1993
                                                           ----        ----
   Account values in excess of reserves................ $75,718,686 $60,722,683
   Policy charges......................................   3,830,572   3,133,202
                                                        ----------- -----------
     Total............................................. $79,549,258 $63,855,885
                                                        =========== ===========

  RECOGNITION OF PREMIUM REVENUE AND RELATED EXPENSES

  Variable life premium revenue is recognized during the premium paying period. Commissions and other expenses in connection with acquiring new business are charged to current operations as incurred.

  FEDERAL INCOME TAXES

  The Company's federal income tax return is consolidated with The New England. The method of allocation between the companies is subject to a tax sharing agreement, and allocation is based upon separate return calculations with current credit for net losses. Net operating loss carryforwards to the extent not previously reimbursed will be utilized as a deduction before determining the tax liability to The New England.

3. INVESTMENT RESERVES AND INTEREST MAINTENANCE RESERVE:

  The Asset Valuation Reserve (AVR) is designed to mitigate the effect of valuation and credit-related losses on unassigned surplus. The AVR covers all invested asset classes with risk of loss, including bonds, common stock, mortgage loans and real estate. This balance has been classified under the surplus caption within the balance sheet. This presentation differs from the Company's statutory filing, however, in management's opinion, it is consistent with industry practice which considers such reserves part of surplus.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED
  The Interest Maintenance Reserve (IMR) accumulates realized capital gains and losses on the sale of all types of fixed income securities which result from changes in the overall level of interest rates. These gains are amortized into operating income over the remaining life of each investment sold. The IMR is included in Other liabilities and amounted to $75,451 and $75,672 as of December 31, 1994 and 1993, respectively. The amortization of the IMR into net income net of federal income tax for 1994 and 1993, respectively, was $2,702 and $1,888.

4. INVESTMENTS:

  The carrying value and estimated fair values of debt securities in the general account are as follows:

                                                         1994
                                                   GROSS UNREALIZED     ESTIMATED
                                          CARRYING ------------------     FAIR
                                           VALUE    GAINS     LOSSES      VALUE
                                          --------  -----     ------    ---------
                                                    (IN THOUSANDS)
U.S. Treasury securities and obligations
 of U.S. government
 corporations and agencies..............   $4,191  $     62   $    (60)  $4,193
Corporate securities....................    3,546       125         (7)   3,664
Mortgage-backed securities..............       92         0         (3)      89
                                           ------  --------   --------   ------
Total...................................   $7,829  $    187   $    (70)  $7,946
                                           ======  ========   ========   ======
                                                         1993
                                                   GROSS UNREALIZED     ESTIMATED
                                          CARRYING ------------------     FAIR
                                           VALUE    GAINS     LOSSES      VALUE
                                          -------- --------  --------   ---------
                                                    (IN THOUSANDS)
U.S. Treasury securities and obligations
 of U.S. government
 corporations and agencies..............   $3,727  $    220   $      0   $3,947
Corporate securities....................    4,112       469         (1)   4,580
Mortgage-backed securities..............      148         3          0      151
                                           ------  --------   --------   ------
Total...................................   $7,987  $    692   $     (1)  $8,678
                                           ======  ========   ========   ======

  Publicly traded debt securities are valued based upon quoted market prices. The fair values of private placement obligations are determined using an internal matrix based on market interest rates, the credit rating of the specific security, and public prices of similar securities.

  The carrying value and estimated fair value of debt securities at December 31, 1994, by contractual maturity, are shown below. Stated maturities may differ from contractual maturities because some borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       ESTIMATED
                                                              CARRYING   FAIR
                                                               VALUE     VALUE
                                                              -------- ---------
                                                                (IN THOUSANDS)
Due in 1 year or less........................................  $  426   $  426
Due after 1 year through 5 years.............................   5,195    5,142
Due after 5 years through 10 years...........................     467      524
Due after 10 years...........................................   1,649    1,765
Mortgage-backed securities...................................      92       89
                                                               ------   ------
Total........................................................  $7,829   $7,946
                                                               ======   ======

  Gross realized gains from sale of debt securities were $3,817 and $44,496, and gross realized losses were $0 and $770 in 1994 and 1993, respectively. Net realized gains of $2,481 and $28,422 in 1994 and 1993, respectively, were transferred to the IMR.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED
  The carrying value of the mortgage loan was $2,221,942 and $2,230,000 and estimated fair value of the mortgage loan was $2,240,539 and $2,371,315 at December 31, 1994 and December 31, 1993, respectively.

5. RELATED-PARTY TRANSACTIONS:

  Under the terms of a service agreement, The New England furnishes all executive, legal, clerical, and other personnel services to the Company. The fees for such services amounted to $40,071,822 in 1994 and $29,059,452 in 1993.

  All of the officers and directors of the Company are officers of The New England.

  On June 22, 1994 and June 30, 1993, The New England contributed $10,000,000 and $25,000,000 of capital to the Company, respectively.

6. FEDERAL INCOME TAXES:

  Federal income taxes are provided on the basis of amounts estimated to be payable under the Internal Revenue Code. The Company files a consolidated federal income tax return with The New England.


  Below is a reconciliation of income before federal income taxes to taxable gain from operations:

                                                                 YEAR ENDING
                                                                DECEMBER 31,
                                                               ----------------
                                                                1994     1993
                                                               -------  -------
                                                               (IN THOUSANDS)
Operating gain (loss) before federal income taxes............. $(4,732) $ 4,680
Deferred acquisition costs....................................  11,035    8,660
Nontaxable income.............................................     (25)     (38)
Expense-related differences...................................   3,816    3,971
Other income-related differences..............................  (1,614)  (2,797)
                                                               -------  -------
Taxable gain from operations.................................. $ 8,480  $14,476
                                                               -------  -------
Federal income taxes at 35%................................... $ 2,968  $ 5,067
                                                               =======  =======

The Internal Revenue Service has completed its examination of the Company's income tax returns through 1989 and is currently examining the income tax returns for 1990 to 1991. The New England is contesting certain issues since 1976. The outcome of these proceedings is not currently determinable but, in the opinion of management, would not have a materially adverse effect on the financial statements.

7. REINSURANCE:

  The Company's practice on individual products is to retain not more than $75,000 of risk on any person, excluding accidental death benefits. Total individual life premiums ceded were $13.8 million and $9.8 million at December 31, 1994 and 1993, respectively. In 1994, $9.5 million of the $13.8 million premiums were ceded to The New England, and in 1993, $7.6 million of the $9.8 million premiums were ceded to The New England.

  The individual life insurance in force ceded was $9.7 billion and $7.0 billion at December 31, 1994 and 1993, respectively.

  The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet the obligations assumed by it.